PRINCIPAL FUNDS, INC.
680 8th Street
Des Moines, Iowa 50392-2080

May 12, 2010
Dear Shareholder:
A Special Meeting of Shareholders of Principal Funds, Inc. (“PFI”) will be held at 680 8th Street, Des Moines, Iowa 50392-2080, on
July 15, 2010 at 10 a.m., Central Time.
At the meeting, shareholders of the LargeCap Blend Fund I (the “Acquired Fund”) will be asked to consider and approve a Plan of
Acquisition (the “Plan”) providing for the reorganization of the LargeCap Blend Fund I into the LargeCap S&P 500 Index Fund (the
“Acquiring Fund”). Each of these Funds is a separate series or fund of PFI.
Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and (iii) the
Acquired Fund will liquidate and terminate (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. Holders of Class A,
Class C, Class J, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Acquired Fund will receive, respectively, Class A, Class C, Class J, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Acquiring
Fund. Holders of Class B shares of the Acquired Fund will receive Class A shares of the Acquiring Fund. The Reorganization is expected to occur as of the close of regularly scheduled trading on the NYSE on July 23, 2010. All share classes of the Acquired Fund will vote in the aggregate and not by class with respect to the Reorganization.

The Board of Directors of PFI believes that the Reorganization will serve the best interests of shareholders of both the Acquired and
Acquiring Funds. The Funds have the same investment objectives in that both Funds seek to provide long-term growth of capital. The Funds also have similar principal policies and risks in that both invest primarily in largecap securities within the capitalization range of the S&P 500
Index (the “Index”), with the Acquiring Fund attempting to match the Index and the Acquired Fund attempting to outperform the Index. The
Acquiring Fund has lower advisory fee rates and lower expense ratios than the Acquired Fund and has outperformed the Acquired Fund over the one, three, and five year periods ended December 31, 2009. Moreover, the Reorganization may be expected to afford shareholders of the
Acquired Fund, on an ongoing basis, greater prospects for growth and efficient management. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.

The value of your investment will not be affected by the Reorganization. Furthermore, in the opinion of legal counsel, no gain or loss will be recognized by any shareholder for federal income tax purposes as a result of the Reorganization.
*****
Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus, and a proxy card for shares of the
Acquired Fund you owned as of April 26, 2010, the record date for the Meeting. The Proxy Statement/Prospectus provides background information and describes in detail the matters to be voted on at the Meeting.
The Board of Directors has unanimously voted in favor of the proposed Reorganization and recommends that you vote FOR the
Proposal.
In order for shares to be voted at the Meeting, we urge you to read the Proxy Statement/Prospectus and then complete and mail your proxy card(s) in the enclosed postage-paid envelope, allowing sufficient time for receipt by us by July 14, 2010. As a convenience, we offer three options by which to vote your shares:
By Internet: Follow the instructions located on your proxy card.
By Phone: The phone number is located on your proxy card. Be sure you have your control number, as printed on your proxy card, available at the time you call.
By Mail: Sign your proxy card and enclose it in the postage-paid envelope provided in this proxy package.
We appreciate your taking the time to respond to this important matter. Your vote is important. If you have any questions regarding the
Reorganization, please call our shareholder services department toll free at 1-800-222-5852.

PRINCIPAL FUNDS, INC.
680 8th Street
Des Moines, Iowa 50392-2080

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the LargeCap Blend Fund I:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the LargeCap Blend Fund I, a separate series of
Principal Funds, Inc. (“PFI”), will be held at 680 8th Street, Des Moines, Iowa 50392-2080, on July 15, 2010 at 10 a.m., Central Time. A
Proxy Statement/Prospectus providing information about the following proposal to be voted on at the Meeting is included with this notice.
The Meeting is being held to consider and vote on such proposal as well as any other business that may properly come before the Meeting or any adjournment thereof:
Proposal:	Approval of a Plan of Acquisition providing for the reorganization of the LargeCap Blend Fund I (the “Fund”) into the
LargeCap S&P 500 Index Fund.
The Board of Directors of PFI recommends that shareholders of the Fund vote FOR the Proposal.

Approval of the Proposal will require the affirmative vote of the holders of at least a “Majority of the Outstanding Voting Securities” (as defined in the accompanying Proxy Statement/Prospectus) of the Fund.

Each shareholder of record at the close of business on April 26, 2010 is entitled to receive notice of and to vote at the Meeting.

Please read the attached Proxy Statement/Prospectus.

By order of the Board of Directors

Nora M. Everett
President and Chief Executive Officer
May 12, 2010
Des Moines, Iowa

PRINCIPAL FUNDS, INC.
680 8th Street
Des Moines, Iowa 50392-2080

—————————

PROXY STATEMENT/PROSPECTUS
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 15, 2010

RELATING TO THE REORGANIZATION OF:
THE LARGECAP BLEND FUND I INTO
THE LARGECAP S&P 500 INDEX FUND

This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Directors (the “Board” or “Directors”)
of Principal Funds, Inc. (“PFI”) of proxies to be used at a Special Meeting of Shareholders of PFI to be held at 680 8th Street, Des Moines,
Iowa 50392-2080, on July 15, 2010, at 10 a.m., Central Time (the “Meeting”).

At the Meeting, shareholders of the LargeCap Blend Fund I (the “Acquired Fund”) will be asked to consider and approve a proposed
Plan of Acquisition (the “Plan”) providing for the reorganization of the Acquired Fund into the LargeCap S&P 500 Index Fund (the
“Acquiring Fund”).

Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and (iii) the
Acquired Fund will liquidate and terminate (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. Holders of Class A, Class
C, Class J, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Acquired Fund will receive, respectively, Class A, Class C, Class J, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Acquiring
Fund. Holders of Class B shares of the Acquired Fund will receive Class A shares of the Acquiring Fund. If approved by shareholders of the
Acquired Fund, the Reorganization is expected to occur immediately after the close of regularly scheduled trading on the NYSE on July 23,
2010 (the “Effective Time”). All share classes of the Acquired Fund will vote in the aggregate and not by class. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and the Form of Plan of Acquisition which is attached hereto as Appendix A.

This Proxy Statement/Prospectus contains information shareholders should know before voting on the Reorganization. Please read it carefully and retain it for future reference. The Annual and Semi-Annual Reports to Shareholders of PFI contain additional information about the investments of the Acquired and Acquiring Funds, and the Annual Report contains discussions of the market conditions and investment strategies that significantly affected the Acquired and Acquiring Funds during the fiscal year ended October 31, 2009. Copies of these reports may be obtained at no charge by calling our shareholder services department toll free at 1-800-247-4123.

A Statement of Additional Information dated May 12, 2010 (the “Statement of Additional Information”) relating to this Proxy
Statement/Prospectus has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this Proxy
Statement/Prospectus. PFI’s Prospectus, dated March 1, 2010 and as supplemented, (File No. 33-59474) and the Statement of Additional
Information for PFI, dated March 1, 2010 and as supplemented (“PFI SAI”), have been filed with the SEC and, insofar as they relate to the
LargeCap Blend Fund I, are incorporated by reference into this Proxy Statement/Prospectus. Copies of these documents may be obtained without charge by writing to PFI at the address noted above or by calling our shareholder services department toll free at 1-800-222-5852.
You may also call our shareholder services department toll fee at 1-800-222-5852 if you have any questions regarding the Reorganization.

PFI is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the
“1940 Act”) and files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-5850). Such materials are also available on the
SEC’s EDGAR Database on its Internet site at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov or by writing to the SEC’s Public Reference Room.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy
Statement/Prospectus. Any representation to the contrary is a criminal offense.

The date of this Proxy Statement/Prospectus is May 12, 2010.

INTRODUCTION

This Proxy Statement/Prospectus is being furnished to shareholders of the Acquired Fund to provide information regarding the Plan and the Reorganization.

Principal Funds, Inc. PFI is a Maryland corporation and an open-end management investment company registered with the SEC under the 1940 Act. PFI currently offers 67 separate series or funds (the “PFI Funds”), including the Acquired and Acquiring Funds. The sponsor of
PFI is Principal Life Insurance Company (“Principal Life”), and the investment advisor to the PFI Funds is Principal Management
Corporation (“PMC”). Principal Funds Distributor, Inc. (the “Distributor” or “PFD”) is the distributor for all share classes of the Acquired and Acquiring Funds. Principal Life, an insurance company organized in 1879 under the laws of Iowa, PMC and PFD are indirect, wholly-
owned subsidiaries of Principal Financial Group, Inc. (“PFG”). Their address is the Principal Financial Group, Des Moines, Iowa 50392-
2080.

Investment Management. Pursuant to an investment advisory agreement with PFI with respect to the Acquired and Acquiring Funds,
PMC provides investment advisory services and certain corporate administrative services to the Funds. As permitted by the investment advisory agreement, PMC has entered into sub-advisory agreements with respect to the Acquired and Acquiring Funds as follows:

Acquired Fund	Sub-Advisor
LargeCap Blend Fund I	Goldman Sachs Asset Management, L.P. (“Goldman Sachs” or "GSAM")

Acquiring Fund	Sub-Advisor
LargeCap S&P 500 Index Fund	Principal Global Investors, LLC (“PGI”)
PMC and each sub-advisor are registered with the SEC as investment advisors under the Investment Advisers Act of 1940.

Goldman Sachs is located at 32 Old Slip, New York, NY 10005.

PGI is located at 801 Grand Avenue, Des Moines, IA 50392. PGI is an affiliate of PFG.

THE REORGANIZATION

At its meeting held on March 8, 2010, the Board, including all the Directors who are not “interested persons” (as defined in the 1940
Act) of PFI (the “Independent Directors”), approved the Reorganization pursuant to the Plan providing for the combination of the Acquired
Fund into the Acquiring Fund. The Board concluded that the Reorganization is in the best interests of the Acquired Fund and the Acquiring
Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization. The factors that the
Board considered in deciding to approve the Reorganization are discussed below under “Information About the Reorganization – Board
Consideration of the Reorganization.”

The Reorganization contemplates: (i) the transfer of all the assets, subject to all of the liabilities, of the Acquired Fund to the Acquiring
Fund in exchange for shares of the Acquiring Fund; (ii) the distribution to Acquired Fund shareholders of the Acquiring Fund shares; and (iii)
the liquidation and termination of the Acquired Fund. As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. In the Reorganization, the Acquiring Fund will issue a number of shares with a total value equal to the total value of the net assets of the Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund with a value equal to the value of that shareholder’s shares of the Acquired Fund, as of the close of regularly scheduled trading on the NYSE on the closing date of the Reorganization (the “Effective Time”). The closing date of the Reorganization is expected to be July 23, 2010. Holders of Class A, Class C, Class J, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional
Class shares of the Acquired Fund will receive, respectively, Class A, Class C, Class J, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5
and Institutional Class shares of the Acquiring Fund. Holders of Class B shares of the Acquired Fund will receive Class A shares of the
Acquiring Fund. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and in the Form of Plan of Acquisition, which is attached hereto as Appendix A.

The Board of Directors of PFI believes that the Reorganization will serve the best interests of shareholders of both the Acquired and
Acquiring Funds. The Funds have the same investment objectives in that both Funds seek to provide long-term growth of capital. The Funds also have similar principal policies and risks in that both invest primarily in largecap securities within the capitalization range of the S&P 500
Index (the “Index”), with the Acquiring Fund attempting to match the Index and the Acquired Fund attempting to outperform the Index. The
Acquiring Fund has lower advisory fee rates and lower expense ratios than the Acquired Fund and has outperformed the Acquired Fund over the one, three, and five year periods ended December 31, 2009. Moreover, the Reorganization may be expected to afford shareholders of the
Acquired Fund, on an ongoing basis, greater prospects for growth and efficient management. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.

In the opinion of legal counsel, the Reorganization will qualify as a tax-free reorganization and, for federal income tax purposes, no gain or loss will be recognized as a result of the Reorganization by the Acquired or Acquiring Fund shareholders. See “Information About the
Reorganization – Federal Income Tax Consequences.”

The Reorganization will not result in any material change in the purchase and redemption procedures followed with respect to the distribution of shares. See “Additional Information About the Funds – Purchases, Redemptions and Exchanges of Shares.”

The Acquired Fund is expected to achieve the greatest benefit from the Reorganization and, therefore, will pay all expenses and out-of-
pocket fees incurred in connection with the Reorganization, including printing, mailing, and legal fees. These expenses and fees are expected to total $104,900. Assuming the Acquiring Fund experiences the expense ratios shown in the Annual Fund Operating Expenses table, shareholders of the Acquired Fund may expect to recover the estimated expenses of the Reorganization in one year. Further, the Acquired
Fund will also pay any trading costs associated with disposing of any portfolio securities of the Acquired Fund that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible. The
Acquired Fund is expected to dispose of approximately 9% of its portfolio securities. The trading costs are estimated to be $397,000 with an approximate gain of $5,427,000 on a U.S. GAAP basis. The per share capital gain is estimated to be $0.04.

PROPOSAL:
APPROVAL OF A PLAN OF ACQUISITION PROVIDING
FOR THE REORGANIZATION OF THE
LARGECAP BLEND FUND I
INTO THE LARGECAP S&P 500 INDEX FUND

Shareholders of the LargeCap Blend Fund I (the “Acquired Fund”) are being asked to approve the reorganization of the Acquired Fund into the LargeCap S&P 500 Index Fund (the “Acquiring Fund.)

Comparison of Acquired and Acquiring Funds

The following table provides comparative information with respect to the Acquired and Acquiring Funds. As indicated in the table, the
Funds have the same investment objectives in that both Funds seek to provide long-term growth of capital. The Funds also have similar principal policies and risks in that both invest primarily in largecap securities. The Funds differ principally in that the Acquiring Fund is an index fund that is passively managed and tracks the performance of the S&P 500 Index (the “Index”), while the Acquired Fund is actively managed and seeks to outperform the Index. The Funds differ further in that the Acquiring Fund may use derivatives (stock index futures and options) as a substitute for the sale or purchase of securities.

LargeCap Blend Fund I		LargeCap S&P 500 Index Fund
(Acquired Fund)		(Acquiring Fund)

Approximate Net Assets as of October 31, 2009:

$897,501,000		$910,896,000

Investment Advisor:	PMC
Sub-Advisors and Portfolio Managers:

Goldman Sachs		PGI

Andrew Alford (since 2007). Mr. Alford has been with GSAM		Dirk Laschanzky (since 2003). Mr. Laschanzky has been with PGI
since 1998. He earned a BS in Information and computer Science		since 1997. He earned a BA and an MBA, both in Finance, from
from the University of California at Irvine and an MBA and Ph.D.		the University of Iowa. Mr. Laschanzky has earned the right to use
from the Booth Graduate School of Business at the University of		the Chartered Financial Analyst designation.
Chicago.
Kent Daniel (since 2009). Mr. Daniel has been with GSAM since		Scott W. Smith (since 2007). Mr. Smith has been with PGI since
2004. He earned a BS from the California Institute of Technology		1999. He earned a Bachelor’s degree in Finance from Iowa State
and an MBA and Ph.D. from UCLA.		University.

Katinka Domotorffy (since 2009). Ms. Domotorffy has been with
GSAM since 1998. She earned a BS from the University of
Pennsylvania and an MS in Finance from the London School of
Economics. Ms. Domotorffy has earned the right to use the
Chartered Financial Analyst designation.

Comparison of Investment Objectives and Strategies

Investment Objective:

Both Funds seek to provide long-term growth of capital.

Principal Investment Strategies:

The Fund seeks its objective through investment in a broadly	Under normal circumstances, the Fund invests at least 80% of its
diversified portfolio of large cap equity securities representing all	net assets (plus any borrowings for investment purposes) in
major sectors of the U.S. economy. Under normal circumstances,	common stocks of companies that compose the S&P 500 Index.
the Fund invests at least 80% of its net assets (plus any borrowings	PGI attempts to mirror the investment performance of the Index
for investment purposes) in equity securities of companies with	by allocating the Fund’s assets in approximately the same
large market capitalizations (those with market capitalizations	weightings as the S&P 500. The S&P 500 is an unmanaged index
similar to companies in the S&P 500 Index (as of the most recent	of 500 common stocks chosen to reflect the industries of the U.S.
calendar year end, the range was between approximately $1.1	economy and is often considered a proxy for the stock market in
billion and $323.7 billion)) measured at the time of purchase.	general. Each stock is weighted by its market capitalization which
Market capitalization is defined as total current market value of a	means larger companies have greater representation in the Index
company’s outstanding common stock. As a blend fund, the fund	than smaller ones. As of the most recent calendar year end, the
assets will be invested in equity securities with both growth and	market capitalization range of the Index was between
value characteristics. This Fund may be used as part of a fund of	approximately $1.1 billion and $323.7 billion. Market
funds strategy.	capitalization is defined as total current market value of a company's outstanding common stock. PGI may also use stock
Goldman Sachs seeks to outperform the S&P 500 Index by	index futures and options as a substitute for the sale or purchase of
overweighting stocks that it believes are more likely to outperform	securities. This Fund may be used as part of a fund of funds
the benchmark while underweighting stocks that it believes will	strategy.
lag the Index. GSAM seeks to add value from stock selection
rather than sector rotation strategies or market timing. Its approach	The Fund uses an indexing strategy or a passive investment
is to combine traditional fundamental analysis with sophisticated	approach designed to track the performance of the S&P 500. It
quantitative modeling and to carefully construct and manage the	does not attempt to manage market volatility, use defensive
risk in the portfolio.	strategies or reduce the effect of any long-term periods of poor stock performance.

Over the long-term, PGI seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P
500. It is unlikely that a perfect correlation of 1.00 will be achieved. The correlation between Fund and Index performance may be affected by the Fund’s expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares.

Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Fund’s portfolio may be weighted differently from the S&P 500, particularly if the
Fund has a small level of assets to invest. In addition, the Fund’s ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such
effects.

PGI reserves the right to omit or remove any of the S&P 500
stocks from the Fund if it determines that the stock is not
sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial
conditions lead PGI to believe that it should not be a part of the
Fund’s assets. PGI may also elect to omit any S&P 500 stocks from the Fund if such stocks are issued by an affiliated company.

NOTE: “Standard & Poor’s 500” and “S&P 500®” are
trademarks of The McGraw-Hill Companies, Inc. and have been
licensed by Principal. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the
Fund.

Temporary Defensive Investing:
For temporary defensive purposes in times of unusual or adverse market, economic, or political conditions, each Fund may invest up to
100% of its assets in cash and cash equivalents. In taking such defensive measures, either Fund may fail to achieve its investment objective.

Fundamental Investment Restrictions:
The Funds are subject to nearly identical fundamental investment restrictions, the difference being that the Acquiring Fund is subject to restriction of a concentration of its investments in a particular industry only to the extent that the Index also is so concentrated. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments, and short sales of securities. The fundamental investment restrictions of the Funds are described in the Statement of Additional Information.

The investment objective of each Fund may be changed by the Board of Directors of PFI without shareholder approval.

Additional information about the investment strategies and the types of securities in which the Funds may invest is discussed below under “Certain Investment Strategies and Related Risks of the Funds” as well as in the Statement of Additional Information.

The Statement of Additional Information provides further information about the portfolio manager(s) for each Fund, including information about compensation, other accounts managed and ownership of Fund shares.

Fees and Expenses of the Funds

The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. In the Reorganization, the holders of Class R-1, Class R-2, Class R-3, Class R-4, class R-5 ("Retirement Class shares"), Class A, Class C, Class J, and Institutional Class shares of the Acquired Fund will receive, respectively, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5, Class J, and Institutional Class shares of the Acquiring Fund. Holders of Class B shares of the Acquired Fund will receive Class A shares of the Acquiring Fund

Shareholder Fees (fees paid directly from your investment)

The following table shows the fees and expenses you may pay when you buy and redeem Class A, Class B, Class C and Class J shares of the Funds. These fees and expenses are more fully described under "Additional Information About the Funds –Costs of Investing in the
Funds." The Retirement Class and Institutional Class shares are not subject to sales charges or redemption fees.

	Class A	Class B*	Class C	Class J

Maximum Sales Charge (Load) Imposed on	Acquired Fund 5.50%	None	None	None
Purchases (as a percentage of offering price)	Acquiring Fund 1.50%

Maximum Deferred Sales Charge (Load) (as a	Acquired Fund 1.00%	5.00%	1.00%	1.00%(1)
percentage of dollars subject to charge)	Acquiring Fund 0.25%

(1)	A CDSC may apply on certain redemptions made within 18 months.
* Acquiring Fund does not issue Class B shares

Fees and Expenses as a % of average daily net assets

The following table shows: (a) the ratios of expenses to average net assets of the Acquired Fund for the fiscal year ended October 31,
2009; (b) the ratios of expenses to average net assets of the Acquiring Fund for the fiscal year ended October 31, 2009; and (c) the pro forma expense ratios of the Acquiring Fund for the fiscal year ending October 31, 2009 assuming that the Reorganization had taken place at the commencement of the fiscal year ending October 31, 2009.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

				Total
				Operating		Total
	Management	12b-1	Other	Expense	Expense	Operating
	Fees	Fees	Expenses	Ratio	Reimbursement	Expenses
(a) LargeCap Blend Fund I (Acquired Fund)
Class A	0.44%	0.25%	0.75%	1.44%	0.01%(1)	1.43%
Class B	0.44	1.00	1.51	2.95	0.01(1)	2.94
Class C	0.44	1.00	3.82	5.26	3.37(1) (3)	1.89
Class J	0.44	0.45(4)	0.28	1.17	0.01(1)	1.16
Class R-1	0.44	0.35	0.54	1.33	0.01(1)	1.32
Class R-2	0.44	0.30	0.46	1.20	0.01(1)	1.19
Class R-3	0.44	0.25	0.33	1.02	0.01(1)	1.01
Class R-4	0.44	0.10	0.29	0.83	0.01(1)	0.82
Class R-5	0.44	N/A	0.27	0.71	0.01(1)	0.70
Institutional	0.44	N/A	0.01	0.45	0.01(1)	0.44
(b) LargeCap S&P 500 Index Fund ( Acquiring Fund)
Class A	0.15%	0.15%	0.49%	0.79%	N/A	0.79%
Class C	0.15	1.00	1.03	2.18	0.88%(2)	1.30
Class J	0.15	0.45(4)	0.21	0.81	N/A	0.81
Class R-1	0.15	0.35	0.54	1.04	N/A	1.04
Class R-2	0.15	0.30	0.46	0.91	N/A	0.91
Class R-3	0.15	0.25	0.33	0.73	N/A	0.73
Class R-4	0.15	0.10	0.29	0.54	N/A	0.54
Class R-5	0.15	N/A	0.27	0.42	N/A	0.42
Institutional	0.15	N/A	0.10	0.25	N/A	0.25(5)
(c) LargeCap S&P 500 Index Fund (Acquiring Fund)
(Pro forma assuming Reorganization)
Class A	0.15%	0.15%	0.58%	0.88%	0.18%(6)	0.70%
Class C	0.15	1.00	0.99	2.14	0.84(2)	1.30
Class J	0.15	0.45(4)	0.20	0.80	N/A	0.80
Class R-1	0.15	0.35	0.54	1.04	N/A	1.04
Class R-2	0.15	0.30	0.46	0.91	N/A	0.91
Class R-3	0.15	0.25	0.33	0.73	N/A	0.73
Class R-4	0.15	0.10	0.29	0.54	N/A	0.54
Class R-5	0.15	N/A	0.27	0.42	N/A	0.42
Institutional	0.15	N/A	0.02	0.17	N/A	0.17(5)

(1)	PMC has contractually agreed to limit the Acquired Fund's Management Fees through the period ending February 28, 2011. The fee waiver will reduce the Acquired Fund's Management Fees by 0.01% (expressed as a percent of average net assets on an annualized basis).
(2)	PMC has contractually agreed to limit the Acquiring Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Acquiring Fund, excluding interest expense, through the period ending February 28, 2011. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed
1.30% for Class C.
(3)	PMC has contractually agreed to limit the Acquired Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Acquired Fund, excluding interest expense, through the period ending February 28, 2011. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed
1.89% for Class C.
(4)	The Distributor has voluntarily agreed to limit the Acquired and Acquiring Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares. The expense limit may be terminated at any time.

(5) PMC has voluntarily agreed to limit the Acquiring Fund's expenses attributable to Institutional Class shares and, if necessary, pay expenses normally payable by the Acquiring Fund, excluding interest expense. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.20%. The expense limit may be terminated at any time.
(6) PMC has contractually agreed to limit the Acquiring Fund’s expenses attributable to Class A shares, commencing at the time of the
Reorganization, and if necessary, pay expenses normally payable by the Acquiring Fund, excluding interest expense through the period ending February 29, 2012. The expense limit will maintain a total level of operating expenses (expressed as a percent of average daily net assets on an annualized basis) not to exceed 0.70% for Class A shares.
The costs associated with the Reorganization are not reflected in the Annual Fund Operating Expenses table. The Acquired Fund will pay the costs associated with the Reorganization which are estimated to be $104,900. Assuming the Acquiring Fund experiences the expense ratios in the above table, shareholders of the Acquired Fund may expect the Acquiring Fund to recover the estimated expenses of the
Reorganization in one year.

Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring
Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a
5% return each year. The examples also take into account the relevant contractual expense limit until the date of expiration. The examples should not be considered a representation of future expense of the Acquired or Acquiring fund. Actual expense may be greater or less than those shown.

If you sell your shares at the end of the period:		1 Year	3 Years	5 Years	10 Years
LargeCap Blend Fund I (Acquired Fund)	Class A	$688	$ 979	$1,293	$2,178
	Class B	797	1,311	1,751	2,913
	Class C	292	1,222	2,304	4,985
	Class J	218	370	643	1,419
	Class R-1	134	420	728	1,600
	Class R-2	121	380	659	1,454
	Class R-3	103	324	562	1,247
	Class R-4	84	264	459	1,024
	Class R-5	72	226	394	881
	Institutional	45	143	251	566
LargeCap S&P 500 Index Fund (Acquiring Fund)	Class A	229	399	582	1,113
	Class C	232	583	1,075	2,432
	Class J	183	259	450	1,002
	Class R-1	106	331	574	1,271
	Class R-2	93	290	504	1,120
	Class R-3	75	233	406	906
	Class R-4	55	173	302	677
	Class R-5	43	135	235	530
	Institutional	26	80	141	318
LargeCap S&P 500 Index Fund (Acquiring Fund)
(Pro forma assuming Reorganization)	Class A	220	406	610	1,199
	Class C	232	575	1,059	2,395
	Class J	182	255	444	990
	Class R-1	106	331	574	1,271
	Class R-2	93	290	504	1,120
	Class R-3	75	233	406	906
	Class R-4	55	173	302	677
	Class R-5	43	135	235	530
	Institutional	17	55	96	217
If you do not sell your shares at the end of the period:		1 Year	3 Years	5 Years	10 Years
LargeCap Blend Fund I (Acquired Fund)	Class A	$688	$979	$1,293	$2,178
	Class B	297	911	1,551	2,913
	Class C	192	1,222	2,304	4,985
	Class J	118	370	643	1,419
LargeCap S&P 500 Index Fund (Acquiring Fund)	Class A	229	399	582	1,113
	Class C	132	583	1,075	2,432
	Class J	83	259	450	1,002
LargeCap S&P 500 Index Fund (Acquiring Fund)
(Pro forma assuming Reorganization)	Class A	220	406	610	1,199
	Class C	132	575	1,059	2,395
	Class J	82	255	444	990

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for shareholders who hold Fund shares in a taxable account.
These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Acquired Fund was 94.4% of the average value of its portfolio while the portfolio turnover rate for the Acquiring Fund was 7.6%.

Investment Management Fees/Sub-Advisory Arrangements

Each Fund pays its investment advisor, PMC, an advisory fee which for each Fund is calculated as a percentage of the Fund’s average daily net assets pursuant to the following fee schedule:

LargeCap Blend Fund I		LargeCap S&P 500 Index Fund
(Acquired Fund)		(Acquiring Fund)
First $500 million	0.45%
Next $500 million	0.43%
Next $500 million	0.40%	All assets	0.15%
Over $1.5 billion	0.41%

Sub-Advisory fees for each Fund are paid by PMC. As a result of the Reorganization, the assets of the Acquired Fund, which is managed by a sub-advisor unaffiliated with PMC, will be transferred to the Acquiring Fund, which is managed by an affiliated sub-advisor.
Consequently, the Reorganization may be expected to benefit PMC by increasing, with respect to such assets, the amount of the fees that are retained by PMC and its affiliate rather than paid to an unaffiliated sub-advisor.

A discussion of the basis of the Board’s approval of the advisory and sub-advisory agreements with respect to the Acquired and
Acquiring Funds is available in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2009.

Comparison of Principal Investment Risks

In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Funds have similar investment objectives and substantially similar principal policies, the Funds’ risks are substantially similar. As described below, the Funds also have some different risks.

Risks Applicable to both Funds:

Equity Securities Risk. Equity securities (common, preferred, and convertible preferred stocks and securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Underlying Fund Risk. An underlying fund to a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Risks Applicable to the Acquired Fund:

Growth Stock Risk. Market prices of growth stocks are often more sensitive than other securities to earnings expectations.

Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.

Risk Applicable to the Acquiring Fund:

Derivatives Risk. Transactions in derivatives (such as options, futures, and swaps) may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses. Certain Fund transactions, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged.

Performance

The following information provides an indicator of the risks of investing in the Funds. The bar chart below shows how the Acquired
Fund’s total return has varied year-by-year, while the table below shows each Fund’s performance over time (along with the returns of a broad-based market index for reference). Annual returns do not reflect any applicable sales charges and would be lower if they did. A Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information online at www.principalfunds.com or by calling 1-800-222-5852.

LargeCap Blend Fund I Institutional Class shares and Class J shares were first sold on March 1, 2001, Class R-1 shares were first sold on November 1, 2004, Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16,
2007. The returns for these classes of shares, for the period prior to the dates shown, are based on the performance of Class R-3 shares adjusted to reflect the fees and expenses of these classes of shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Class R-3 shares. Class R-3 shares were first sold on December 6, 2000.

LargeCap S&P 500 Index Fund Institutional Class shares and Class J shares were first sold on March 1, 2001, Class R-1 shares were first sold on November 1, 2004, Class A shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16,
2007. The returns for these classes of shares, for the period prior to the dates shown, are based on the performance of Class R-3 shares adjusted to reflect the fees and expenses of these classes of shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Class R-3 shares. Class R-3 shares were first sold on December 6, 2000.

Average Annual Total Returns (%) (with Maximum Sales Charge) for periods ended December 31, 2009
	1 Year	5 Years	Life of Fund
LargeCap Blend Fund I (Acquired Fund)
-- Class A (before taxes)	14.52%	-2.57%	-3.18%
(after taxes on distributions)	14.42	-2.74	-3.35
(after taxes on distributions and sale of shares)	9.57	-2.15	-2.66
-- Class B	14.22	-2.88	-3.50
-- Class C	19.49	-2.20	-3.34
-- Class J	20.44	-1.42	-2.68
-- Class R-1	21.22	-1.65	-2.79
-- Class R-2	21.40	-1.51	-2.67
-- Class R-3	21.66	-1.32	-2.48
-- Class R-4	21.84	-1.16	-2.32
-- Class R-5	21.89	-1.04	-2.18
-- Institutional Class	22.20	-0.79	-1.94
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	26.46	0.42	-0.45

LargeCap S&P 500 Index Fund (Acquiring Fund)
-- Class A (before taxes)	23.69%	-0.56%	-1.17%
(after taxes on distributions)	23.45	-0.82	-1.51
(after taxes on distributions and sale of shares)	15.72	-0.46	-1.02
-- Class C	23.67	-0.94	-1.62
-- Class J	24.60	-0.35	-1.19
-- Class R-1	25.16	-0.63	-1.32
-- Class R-2	25.35	-0.47	-1.17
-- Class R-3	25.52	-0.30	-1.01
-- Class R-4	25.86	-0.11	-0.82
-- Class R-5	25.99	0.01	-0.67
-- Institutional Class	26.39	0.26	-0.46
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	26.46	0.42	-0.45

After-tax returns are shown for Class A shares only and would be different for the other share classes. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements such as 401(k)
plans or individual retirement accounts.

INFORMATION ABOUT THE REORGANIZATION

Plan of Acquisition

The terms of the Plan are summarized below. The summary is qualified in its entirety by reference to the Form of the Plan which is attached as Appendix A to this Proxy Statement/Prospectus.

Under the Plan, the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund. We expect that the closing date will be July 23, 2010, or such earlier or later date as PMC may determine, and that the Effective Time of the Reorganization will be as of the close of regularly scheduled trading on the NYSE (normally 3:00 p.m., Central Time) on that date. Each Fund will determine its net asset values as of the close of trading on the NYSE using the procedures described in its then current prospectus (the procedures applicable to the Acquired Fund and the Acquiring Fund are identical). The Acquiring Fund will issue to the Acquired Fund a number of shares of each share class with a total value equal to the total value of the net assets of the corresponding share class of the Acquired Fund outstanding at the Effective Time.

Immediately after the Effective Time, the Acquired Fund will distribute to its shareholders Acquiring Fund shares of the same class as the Acquired Fund shares each shareholder owns in exchange for all Acquired Fund shares of that class. Acquired Fund shareholders will receive a number of full and fractional shares of the Acquiring Fund that are equal in value to the value of the shares of the Acquired Fund that are surrendered in the exchange. In connection with the exchange, the Acquiring Fund will credit on its books an appropriate number of its shares to the account of each Acquired Fund shareholder, and the Acquired Fund will cancel on its books all its shares registered to the account of that shareholder. After the Effective Time, the Acquired Fund will be dissolved in accordance with applicable law.

The Plan may be amended, but no amendment may be made which in the opinion of the Board would materially adversely affect the interests of the shareholders of the Acquired Fund. The Board may abandon and terminate the Plan at any time before the Effective Time if it believes that consummation of the transactions contemplated by the Plan would not be in the best interests of the shareholders of either of the
Funds.

Under the Plan, the Acquired Fund will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization.

If the Plan is not consummated for any reason, the Board will consider other possible courses of action.

Reasons for the Reorganization

The Board of Directors of PFI believes that the Reorganization will serve the best interests of shareholders of both the Acquired and
Acquiring Funds. The Funds have the same investment objectives in that both Funds seek to provide long-term growth of capital. The Funds also have similar principal policies and risks in that both invest primarily in largecap securities within the capitalization range of the S&P 500
Index (the “Index”), with the Acquiring Fund attempting to match the Index and the Acquired Fund attempting to outperform the Index. The
Acquiring Fund has lower advisory fee rates and lower expense ratios than the Acquired Fund and has outperformed the Acquired Fund over the one, three, and five year periods ended December 31, 2009. Moreover, the Reorganization may be expected to afford shareholders of the
Acquired Fund, on an ongoing basis, greater prospects for growth and efficient management. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.

Board Consideration of the Reorganization

At its March 8, 2010 meeting, the Board considered information presented by PMC, and the Independent Directors were assisted by independent legal counsel. The Board requested and evaluated such information as it deemed necessary to consider the Reorganization. At the meeting, the Board unanimously approved the Reorganization after concluding that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization.

In determining whether to approve the Reorganization, the Board made inquiry into a number of matters and considered, among others, the following factors, in no order of priority:

(1) the investment objectives and principal investment strategies and risks of the Funds;
(2) nearly identical fundamental investment restrictions;
(3) estimated trading costs associated with disposing of any portfolio securities of the Acquired Fund and reinvesting the proceeds in connection with the Reorganization;
(4) expense ratios and available information regarding the fees and expenses of the Funds;
(5) comparative investment performance of and other information pertaining to the Funds
(6) the prospects for growth of and for achieving economies of scale by the Acquired Fund in combination with the Acquiring Fund;
(7) the absence of any material differences in the rights of shareholders of the Funds;
(8) the financial strength, investment experience and resources of PGI, which currently serves as sub-advisor to the Acquiring Fund;
(9) any direct or indirect benefits expected to be derived by PMC and its affiliates from the Reorganization;

(10) the direct or indirect federal income tax consequences of the Reorganization, including the expected tax-free nature of the
Reorganization and the impact of any federal income tax loss carry forwards and the estimated capital gain or loss expected to be incurred in connection with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund;
(11) the fact that the Reorganization will not result in any dilution of Acquired or Acquiring Fund shareholder values;
(12) the terms and conditions of the Plan; and
(13) possible alternatives to the Reorganization.

The Board’s decision to recommend approval of the Reorganization was based on a number of factors, including the following:

(1) it should be reasonable for shareholders of the Acquired Fund to have similar investment expectations after the Reorganization because the Funds have the same investment objectives and substantially similar principal investment strategies and risks;
(2) PGI as sub-advisor responsible for managing the assets of the Acquiring Fund may be expected to provide high quality investment advisory services and personnel for the foreseeable future;
(3) the Acquiring Fund has lower advisory fee rates and lower overall expense ratios than the Acquired Fund;
(4) the Acquiring Fund has outperformed the Acquired fund for the one-, three- and five-year period ended December 31, 2009; and

(5) the combination of the Acquired and Acquiring Funds may be expected to afford shareholders of the Acquired Fund on an ongoing basis greater prospects for growth and efficient management.

Description of the Securities to Be Issued

PFI is a Maryland corporation that is authorized to issue its shares of common stock in separate series and separate classes of series.
Each of the Acquired and Acquiring Funds is a separate series of PFI, and the Class A, Class C, Class J, Class R-1, Class R-2, Class R-3,
Class R-4, Class R-5 and Institutional Class shares of common stock of the Acquiring Fund to be issued in connection with the
Reorganization represent interests in the assets belonging to that series and have identical dividend, liquidation and other rights, except that expenses allocated to a particular series or class are borne solely by that series or class and may cause differences in rights as described herein. Expenses related to the distribution of, and other identified expenses properly allocated to, the shares of a particular series or class are charged to, and borne solely by, that series or class, and the bearing of expenses by a particular series or class may be appropriately reflected in the net asset value attributable to, and the dividend and liquidation rights of, that series or class.

All shares of PFI have equal voting rights and are voted in the aggregate and not by separate series or class of shares except that shares are voted by series or class: (i) when expressly required by Maryland law or the 1940 Act and (ii) on any matter submitted to shareholders which the Board has determined affects the interests of only a particular series or class.

The share classes of the Acquired Fund have the same rights with respect to the Acquired Fund that the share classes of the Acquiring
Fund have with respect to the Acquiring Fund.

Shares of both Funds, when issued, have no cumulative voting rights, are fully paid and non-assessable, have no preemptive or conversion rights and are freely transferable. Each fractional share has proportionately the same rights as are provided for a full share.

Federal Income Tax Consequences

To be considered a tax-free “reorganization” under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), a reorganization must exhibit a continuity of business enterprise. Because the Acquiring Fund will use a portion of the Acquired Fund’s assets in its business and will continue the Acquired Fund’s historic business, the combination of the Acquired Fund into the Acquiring Fund will exhibit a continuity of business enterprise. Therefore, the combination will be considered a tax-free “reorganization” under applicable provisions of the Code. In the opinion of tax counsel to PFI, no gain or loss will be recognized by either of the Funds or their shareholders in connection with the combination, the tax cost basis of the Acquiring Fund shares received by shareholders of the Acquired Fund will equal the tax cost basis of their shares in the Acquired Fund, and their holding periods for the Acquiring Fund shares will include their holding periods for the Acquired Fund shares.

Capital Loss Carryforward. As of October 31, 2009, the Acquired Fund had an accumulated capital loss carryforward of approximately
$242,881,000 expiring between 2016 and 2017. After the Reorganization, these losses will be available to the Acquiring Fund to offset its capital gains, although the amount of offsetting losses in any given year may be limited. As a result of this limitation, it is possible that the
Acquiring Fund may not be able to use these losses as rapidly as the Acquired Fund might have, and part of these losses may not be useable at all. The ability of the Acquiring Fund to utilize the accumulated capital loss carryforward in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any capital loss carryforward currently are available only to shareholders of the Acquired Fund. After the Reorganization, however, these benefits will inure to the benefit of all shareholders of the Acquiring Fund.

Distribution of Income and Gains. Prior to the Reorganization, the Acquired Fund, whose taxable year will end as a result of the
Reorganization, will declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Reorganization. Such distributions will be made to shareholders before the Reorganization. An Acquired Fund shareholder will be required to include any such distributions in such shareholder’s taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the Reorganization not occurred.

The foregoing is only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. You may wish to consult with your own tax advisors regarding the federal, state, and local tax consequences with respect to the foregoing matters and any other considerations which may apply in your particular circumstances.

CAPITALIZATION

The following tables show as of October 31, 2009: (i) the capitalization of the Acquired Fund; (ii) the capitalization of the Acquiring
Fund; and (iii) the pro forma combined capitalization of the Acquiring Fund as if the Reorganization has occurred as of that date. As of
October 31, 2009, the Acquired Fund had outstanding ten classes of shares; Class A, Class B, Class C, Class J, Institutional, Class R-1, Class
R-2, Class R-3, Class R-4, and Class R-5. As of October 31, 2009, the Acquiring Fund had outstanding nine classes of shares; Class A,
Class C, Class J, Institutional, Class R-1, Class R-2, Class R-3, Class R-4, and Class R-5. Holders of Class B shares of the Acquired Fund will receive Class A shares of the Acquiring Fund in the Reorganization.

The Acquired fund will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization including printing, mailing, and legal fees. The expenses and fees the Acquired Fund will pay are expected to total $104,900. Further, the Acquired Fund will also pay any trading costs associated with disposing of any portfolio securities of the Acquired fund that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible. The trading costs are estimated to be $397,000 with an approximate gain of $5,427,000 on a U.S. GAAP basis. The per share capital gain is estimated to be $0.04.

				Shares
	Share	Net Assets	Net Asset	Outstanding
Fund	Classes	(000s)	Value Per Share	(000s)
LargeCap Blend Fund I	Class A	$ 79,710	$6.75	11,807
(Acquired Fund)	Class B	4,527	6.59	687
	Class C	748	6.73	111
	Class J	30,908	6.70	4,612
	Institutional	773,554	6.77	114,303
	R-1	980	6.72	146
	R-2	1,681	6.78	248
	R-3	675	6.81	99
	R-4	1,292	6.80	190
	R-5	3,426	6.83	501
	Total	$897,501		132,704
LargeCap S&P 500 Index Fund	Class A	$ 55,393	$7.31	7,579
(Acquiring Fund)	Class C	3,898	7.25	537
	Class J	260,397	7.24	35,970
	Institutional	136,579	7.31	18,680
	R-1	12,677	7.29	1,740
	R-2	47,447	7.31	6,494
	R-3	136,863	7.32	18,709
	R-4	83,855	7.34	11,428
	R-5	173,787	7.39	23,521
	Total	$910,896		124,658
Reduction in net assets and decrease in net asset	Class A	(53)	**	(8)
values per share of the Acquired Fund to reflect	Class B	(3)	**	*
the estimated expenses of the Reorganization.	Class C	(1)	(0.01)	*
	Class J	(21)	**	(3)
	Institutional	(21)	**	(3)
	R-1	(1)	(0.01)	*
	R-2	(1)	**	*
	R-3	(1)	(0.01)	*
	R-4	(1)	(0.01)	*
	R-5	(2)	**	*
Decrease in shares outstanding of the Acquired	Class A			(902)
Fund to reflect the exchange for shares of the	Class B			(68)
Acquiring Fund	Class C			(8)
	Class J			(343)
	Institutional			(8,482)
	R-1			(12)
	R-2			(18)
	R-3			(7)
	R-4			(14)
	R-5			(38)

				Shares
	Share	Net Assets	Net Asset	Outstanding
Fund	Classes	(000s)	Value Per Share	(000s)
LargeCap S&P 500 Index Fund	Class A	$ 139,574***	$7.31	19,095***
(Acquiring Fund)	Class C	4,645	7.25	640
(Pro Forma Assuming Reorganization)	Class J	291,284	7.24	40,236
	Institutional	910,112	7.31	124,498
	R-1	13,656	7.29	1,874
	R-2	49,127	7.31	6,724
	R-3	137,537	7.32	18,801
	R-4	85,146	7.34	11,604
	R-5	177,211	7.39	23,984
	Total	$1,808,292		247,456
* Less than 500 shares.
** Less than $0.005 per share.
*** Reflects the issuance of Class A shares of the Acquiring Fund to holders of Class B shares of the Acquired Fund.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Certain Investment Strategies and Related Risks of the Funds

This section provides information about certain investment strategies and related risks of the Funds. The Statement of Additional
Information contains additional information about investment strategies and their related risks.

Some of the principal investment risks vary between the Funds and the variations are described above. The value of each Fund’s securities may fluctuate on a daily basis. As with all mutual funds, as the values of each Fund’s assets rise or fall, the Fund’s share price changes. If an investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money. As with any security, the securities in which the Funds invest have associated risk.

Market Volatility. The value of a fund’s portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund’s investments are concentrated in certain sectors, its performance could be worse than the overall market. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. It is possible to lose money when investing in the fund.

Equity Securities. Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights, (a right is an offering of common stock to investors who currently own shares which entitle them to buy subsequent issues at a discount from the offering price), and warrants (a warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price). Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Management Risk. The Acquired Fund is actively managed and prepared to invest in securities, sectors, or industries differently from the benchmark. For the Fund, if a sub-advisor's investment strategies do not perform as expected, the Fund could underperform other funds with similar investment objectives or lose money.

Liquidity Risk. A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund’s ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Repurchase Agreements. Although not a principal investment strategy, the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with parties a Sub-Advisor deems creditworthy (those that are large, well-capitalized and well-established financial institutions). In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Real Estate Investment Trusts. The Funds may invest in real estate investment trust securities, herein referred to as “REITs.” REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the Fund will be subject to the REIT’s expenses, including management fees, and will remain subject to the Fund’s advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Internal Revenue Code, and failing to maintain their exemptions from registration under the 1940 Act. Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

Derivatives. To the extent permitted by its investment objectives and policies, the Acquiring Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities.
Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures, forward contracts, and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may enter into put or call options, futures contracts, options on futures contracts, over-the-
counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps), currency futures contracts and options, options on currencies, and forward currency contracts for both hedging and non-hedging purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the approximate aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency). The Funds may enter into forward commitment agreements (not as a principal investment strategy), which call for the Fund to purchase or sell a security on a future date at a fixed price. Each of the Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

Generally, no Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund or the reference currency relates to an eligible investment for the Fund.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.
If a Fund’s Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. The risks associated with derivative investments include:
• the risk that the underlying security, interest rate, market index, or other financial asset will not move in the
• direction the Sub-Advisor anticipated;
• the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
• the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment; and
• the possibility that the counterparty may fail to perform its obligations.

For currency contracts, there is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

Foreign Investing. The Funds may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:
• companies with their principal place of business or principal office outside the U.S. or
• companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S.
companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions.
Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund’s investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility, or exchange rates could result in investment losses for a
Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many
U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund’s portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the risks of the foreign securities to which they relate.

Investments in companies of developing (also called “emerging”) countries are subject to higher risks than investments in companies in more developed countries. These risks include:
• increased social, political, and economic instability;
• a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and
• in greater price volatility;
• lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
• foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
• relatively new capital market structure or market-oriented economy;
• the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
• restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
• possible losses through the holding of securities in domestic and foreign custodial banks and depositories.
In addition, many developing countries have experienced substantial and, in some periods, extremely high rates of inflation for many years.
Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.
Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.
Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade.
Small and Medium Capitalization Companies. The Funds may invest in securities of companies with small- or mid-sized market capitalizations but not as a principal investment strategy. Market capitalization is defined as total current market value of a company’s outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility
(wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.
Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result, these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.
Underlying Funds. The Acquired and Acquiring Funds are underlying funds to certain PFI fund of funds. An underlying fund may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may accelerate the realization of taxable income if sales of portfolio securities result in gains, and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund. Principal and the Sub-Advisors for the funds of funds are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages.

The following table shows the percentage of the outstanding shares of acquired and acquiring funds owned by the Principal LifeTime Funds as of February 28, 2010.

	LargeCap Blend	LargeCap S&P 500
Fund	Fund I	Index Fund

Principal LifeTime 2010	7.89%	2.54%
Principal LifeTime 2015	2.05	0.96
Principal LifeTime 2020	24.31	4.36
Principal LifeTime 2025	2.39	1.07
Principal LifeTime 2030	23.84	2.94
Principal LifeTime 2035	1.59	0.67
Principal LifeTime 2040	14.73	4.53
Principal LifeTime 2045	0.65	0.28
Principal LifeTime 2050	6.06	1.45
Principal LifeTime 2055	0.10	0.04
Principal LifeTime Strategic Income	1.13	0.26

	84.74%	19.10%

Securities Lending Risk. To earn additional income, each Fund may lend portfolio securities to approved financial institutions. Risks of such a practice include the possibility that a financial institution becomes insolvent, increasing the likelihood that the Fund will be unable to recover the loaned security or its value. Further, the cash collateral received by the Fund in connection with such a loan may be invested in a security that subsequently loses value.

Temporary Defensive Measures. From time to time, as part of its investment strategy, each Fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that a Fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers’ acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S.
government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, a Fund may fail to achieve its investment objective.

Portfolio Turnover. “Portfolio Turnover” is the term used in the industry for measuring the amount of trading that occurs in a fund’s portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds that engage in active trading may have high portfolio turnover rates. Funds with high turnover rates (more than 100%)
often have higher transaction costs (that are paid by the Fund) which may lower the Fund’s performance and may generate short-term capital gains (on which taxes may be imposed even if no shares of the Fund are sold during the year). Turnover rates for each of the other Funds may be found in the Fund’s Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the “total return” line in the Financial Highlights section reflects portfolio turnover costs.

Multiple Classes of Shares

The Board of Directors of PFI has adopted an 18f-3 Plan for each of the Funds. Under these plans, the Funds offer the following shares:
Class A, Class C, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5, Class J and Institutional Class. Further, the Acquired Fund also offers Class B shares. The shares are the same except for differences in class expenses, including any Rule 12b-1 fees and any applicable sales charges, excessive trading and other fees.

Costs of Investing in the Funds

Fees and Expenses of the Funds

The fees and expenses of the Funds are described below. Depending on the class of your shares, you may incur one-time or ongoing fees or both. One-time fees include sales or redemption fees. Ongoing fees are the operating expenses of a Fund and include fees paid to the
Fund’s manager, underwriter and others who provide ongoing services to the Fund. The Class R-1, R-2, R-3, R-4, and Class R-5 shares are collectively referred to herein as the "Retirement Class shares."

Fees and expenses are important because they lower your earnings. However, lower costs do not guarantee higher earnings. For example, a fund with no front-end sales charge may have higher ongoing expenses than a fund with such a sales charge.

One-time fees
Class A, Class B and Class C Shares
• You may pay a one-time sales charge for each purchase (Class A shares) or redemption (Class B and Class C shares).
• Class A shares may be purchased at a price equal to the share price plus an initial sales charge. Investments of $500,000 or more of Class A shares of the Funds are sold without an initial sales charge but may be subject to a contingent deferred sales charge (CDSC) at the time of redemption.
• Class B and Class C shares have no initial sales charge but may be subject to a CDSC. If you sell (redeem) shares and the
CDSC is imposed, it will reduce the amount of sales proceeds.
• An excessive trading fee of 1.00% is charged on redemptions or exchanges of a Fund’s Class A, Class B and Class C shares of
$30,000, or more if the shares were purchased within 30 days of the redemption or exchange. The fee does not apply to redemptions made: through an Automatic Exchange Election or a Systematic Withdrawal Plan; due to a shareholder’s death or disability (as defined in the Internal Revenue Code); or to satisfy minimum distribution rules imposed by the Internal Revenue
Code. The fee is calculated as a percentage of market value of the shares redeemed or exchanged at the time of redemption or exchange (without regard to the effect of any CDSC that may apply).
Institutional and Retirement Class Shares:
Institutional Class and Retirement Class Shares are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on Institutional Class or Retirement Class shares of the Funds purchased with reinvested dividends or other distributions.
Class J
The Class J shares of the Funds are sold without a front-end sales charge. There is no sales charge on shares purchased with reinvested dividends or other distributions.
If you sell your Class J shares within 18 months of purchase, a contingent deferred sales charge (CDSC) may be imposed on the shares sold. The CDSC, if any, is determined by multiplying by 1.00% the lesser of the market value at the time of redemption or the initial purchase price of the shares sold.
The CDSC is not imposed on shares:
• that were purchased pursuant to the Small Amount Force Out program (SAFO);
• redeemed within 90 days after an account is re-registered due to a shareholder’s death; or
• redeemed due to a shareholder’s disability (as defined in the Internal Revenue Code) provided the shares were purchased prior to the disability;
• redeemed from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code;
• sold using a systematic withdrawal plan (up to 1% per month (measured cumulatively with respect to nonmonthly plans) of the value of the Fund account at the time, and beginning on the date, the systematic withdrawal plan is established);
• that were redeemed from retirement plans to satisfy excess contribution rules under the Internal Revenue Code; or
An excessive trading fee of 1.00% is charged on redemptions or exchanges of $30,000 or more if the shares were purchased within 30 days of the redemption or exchanges. The fee does not apply to redemptions made: through a systematic withdrawal plan; due to a shareholder’s death or disability (as defined in the Internal Revenue Code); or to satisfy minimum distribution rules imposed by the
Internal Revenue Code. The fee is calculated as a percentage of market value of the shares redeemed or exchanged at the time of the shares’ redemption.

Ongoing fees
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.
Each Fund pays ongoing fees to PMC and others who provide services to the Fund. These fees include:
• Management Fee – Through the Management Agreement with the Fund, PMC has agreed to provide investment advisory services and administrative services to the Fund.
• Other Expenses – A portion of expenses that are allocated to all classes of the Fund.
• Distribution Fee – Each of the Funds has adopted a distribution plan under Rule 12b-1 of the 1940 Act for its Retirement Class shares, Class J shares, Class A shares, Class B shares and Class C shares. Each Fund pays a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution and other expenses for the sale of Fund shares and for services provided to shareholders. Over time, these fees may exceed other types of sales charges.
• Transfer Agent Fee. Principal Shareholder Services, Inc. (“PSS”) has entered into a Transfer Agency Agreement with the Fund under which PSS provides transfer agent services to the Funds at cost.

Retirement Class Shares Only

•	Service Fee – PMC has entered into a Services Agreement with PFI under which PMC performs personal services for shareholders.
•	Administrative Service Fee – PMC has entered into an Administrative Services Agreement with PFI under which PMC provides transfer agent and corporate administrative services to the Fund. In addition, PMC has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.

Class A, Class B, Class C, Class J and Institutional Class shares of the Funds also pay expenses of registering and qualifying shares for sale, the cost of producing and distributing reports and prospectuses to shareholders, and the cost of shareholder meetings held solely for
Class A, Class B, Class C, Class J and Institutional Class shares respectively.

Distribution Plans and Intermediary Compensation

Institutional Class Shares

Neither Fund has adopted a 12b-1 Plan for Institutional Class shares.

Retirement Class Shares

PFI has adopted Distribution and Service Plans under Rule 12b-1 under the 1940 Act (a “12b-1 plan”) for the Class R-1, R-2, R-3, and
R-4 shares of each Fund. Under the 12b-1 plan, the Funds will make payments from their assets attributable to the particular share class to
PFD .for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 plans will not automatically terminate for funds that are closed to new investors or to additional purchases by existing shareholders. The Board will determine whether to terminate, modify, or leave unchanged the 12b-1 plan for any fund at the time the Board directs the implementation of the closure of the fund. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Funds and may cost more than paying other types of sales charges.

The maximum annual Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for each of the above classes of the Funds are set forth below:
Share Class	12b-1 Fee
R-1	0.35%
R-2	0.30%
R-3	0.25%
R-4	0.10%

Retirement Plan Services. Each Fund pays a Service Fee and Administrative Services Fee to PMC for providing services to retirement plan shareholders. PMC typically pays some or all of these fees to Principal Life Insurance Company, which has entered into an agreement to provide these services to the retirement plan shareholders. PMC may also enter into agreements with other intermediaries to provide these services, and pay some or all of the Fees to such intermediaries.

Plan recordkeepers, who may have affiliated financial intermediaries that sell shares of the funds, may be paid additional amounts. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Distributor for maintaining retirement plan
“platforms” that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

The amounts paid to plan recordkeepers for recordkeeping services, and their related service requirements may vary across fund groups and share classes. This may create an incentive for financial intermediaries and their Investment Representatives to recommend one fund complex over another or one class of shares over another.

Class A, Class B, Class C and Class J Shares

Each Fund has adopted a 12b-1 plan for its Class A, Class B, Class C and Class J shares. Under the 12b-1 Plans, the Funds may make payments from assets attributable to the particular share class to the Distributor for distribution related expenses and for providing services to shareholders of that share class. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Funds and may cost more than paying other types of sales charges.

The maximum annual Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for each of the above classes of the Acquiring Fund is set forth below:
Share Class	12b-1 Fee
Class A	0.25% for Acquired Fund.
0.15% for Acquiring Fund
Class B	1.00%
Class C	1.00%
Class J	0.45%

The proceeds from the Rule 12b-1 fees paid by Class A, Class B, Class C and Class J shareholders, together with any applicable contingent deferred sales charge, are paid to the Distributor. The Distributor generally uses these fees to finance any activity that is primarily intended to result in the sale of shares. Examples of such expenses include compensation to salespeople and selected dealers (including financing the commission paid to the dealer at the time of the sale), printing of prospectuses and statements of additional information and reports for other than existing shareholders, and preparing and conducting sales seminars. The Distributor also uses the fees to provide services to existing shareholders, including without limitation, services such as furnishing information as to the status of shareholder accounts, responding to telephone and written inquiries of shareholders, and assisting shareholders with tax information.

Other Payments to Financial Intermediaries

If one mutual fund sponsor makes greater payments than another, your Financial Professional and his or her intermediary may have an incentive to recommend one fund complex over another. Similarly, if your Financial Professional or his or her intermediary receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that share class.

Financial Professionals who deal with investors on an individual basis are typically associated with an intermediary. Financial
Professionals may receive some or all of the amounts paid to the intermediary with which he or she is associated. You can ask your Financial
Professional for information about any payments he or she or the intermediary receives from the Distributor, its affiliates or the Fund and any services provided.

Please speak with your Financial Professional to learn more about the total amounts paid to your Financial Professional and his or her intermediary by the Funds, the Distributor and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Financial Professional at the time of purchase.

Although a Fund may use brokers who sell shares of the Funds to effect portfolio transactions, the sale of shares is not considered as a factor by the Fund’s Sub-Advisors when selecting brokers to effect portfolio transactions.

Your intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee is determined and disclosed separately by the intermediary. You should ask your Financial
Professional for information about any fees and/or commissions that are charged.

Additionally, the Distributor and its affiliates will, in some cases, provide payments to reimburse directly or indirectly the costs incurred by intermediaries and their associated Financial Professionals in connection with educational seminars and training and marketing efforts related to the Funds for the intermediaries’ employees and representatives and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. The Distributor will also, in some cases, provide payment or reimbursement for expenses associated with qualifying dealers’ conferences, transactions (“ticket”) charges, and general marketing expenses.

Pricing of Fund Shares

Each Fund’s shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the
NYSE is open (shares are not priced on the days on which the NYSE is closed for trading, generally New Year’s Day, Martin Luther King,
Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and
Christmas). The share price is determined as of the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in good order by us at our transaction processing center in Canton, Massachusetts. In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):
• on a day that the NYSE is open and
• prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.

If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, the application and check will be returned to you.

For all PFI Funds, the share price is calculated by:
• taking the current market value of the total assets of the Fund
• subtracting liabilities of the Fund
• dividing the remainder proportionately into the classes of the Fund
• subtracting the liability of each class
• dividing the remainder by the total number of shares outstanding for that class.

NOTES:

• If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

• A Fund’s securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund’s Net Asset Value (“NAV”)
are the market quotations as of the close of the foreign market. Foreign securities and currencies are also converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Fund has adopted policies and procedures to “fair value” some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund’s NAV is calculated.

Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If the Manager believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the
Fund’s NAV will be calculated, using the policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

• Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time.
These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

Purchase of Fund Shares
Class A and Class C Shares

Shares of the Funds are generally purchased through persons employed by or affiliated with broker/dealer firms (“‘Financial
Professionals”). Financial Professionals may establish shareholder accounts according to their procedures or they may establish shareholder accounts directly with the Fund by visiting www.PrincipalFunds.com to obtain the appropriate forms.

An investment in the Fund may be held in various types of accounts, including individual, joint ownership, trust, and business accounts.
The Fund also offers a range of custodial accounts for those who wish to invest for retirement and/ or education expenses. Prospective shareholders should consult with their Financial Professional prior to making decisions about the account and type of investment that are appropriate for them. The Fund reserves the right to refuse any order for the purchase of shares, including those by exchange. Principal may recommend to the Board, and the Board may elect, to close certain funds to new investors or close certain funds to new and existing investors.

Payments are to be made via personal or financial institution check (for example, a bank or cashier's check). We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, starter checks, money orders, travelers' checks, credit card checks, and foreign checks.

To eliminate the need for safekeeping, Principal Funds will not issue certificates for shares.

Making an Investment

Principal Funds has a minimum initial investment amount of $1,000 and a minimum subsequent investment amount of $100. Initial and subsequent investment minimums apply on a per-fund basis for each Fund or Portfolio in which a shareholder invests.

Shareholders must meet the minimum initial investment amount of $1,000 unless an Automatic Investment Plan (“‘AIP”) is established.
With an AIP, the minimum initial investment is $100. Accounts or automatic payroll deduction plans established with an AIP that do not meet the minimum initial investment must maintain subsequent automatic investments that total at least $1,200 annually. Minimums may be waived on accounts set up for: certain employee benefit plans; retirement plans qualified under Internal Revenue Code Section 401(a);
payroll deduction plans submitting contributions in an electronic format devised and/or approved by the Fund; and purchases through an omnibus account with a broker-dealer, investment advisor, or other financial institution.

Payment. Payment for Fund shares is generally made via personal check or cashiers check. We consider your purchase of Fund shares by check to be your authorization to make an automated clearing house (“ACH”) debit entry to your account. Shares purchased by check may be sold only after the check has cleared your bank, which may take up to 7 calendar days.

The Funds may, in their discretion and under certain limited circumstances, accept securities as payment for Fund shares at the applicable net asset value (“‘NAV”). For federal income tax purposes, a purchase of shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. Each Fund will value securities used to purchase its shares using the same method the Fund uses to value its portfolio securities as described in this prospectus.

Your Financial Professional can help you buy shares of the Funds by mail, through bank wire, direct deposit, or AIP. No wires are accepted on days when the NYSE is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed).
Contact information for the Fund is as follows:

Mailing Addresses:
Regular Mail	Overnight Mail
Principal Funds	Principal Funds
P.O. Box 8024	30 Dan Road
Boston, MA 02266-8024	Canton, MA 02021-2809

Customer Service

You may speak with a Client Relations Specialist by calling 1-800-222-5852, between 7:00 a.m. and 7:00 p.m. Central Time.

Wire Instructions: To obtain ACH or wire instructions, please contact a Client Relations Specialist.

Direct Deposit

Your Financial Professional can help you make a Direct Deposit from your paycheck (if your employer approves) or from a government allotment. Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your Principal Funds account(s). You can request a Direct Deposit Authorization Form to give to your employer or the governmental agency (either of which may charge a fee for this service). Shares will be purchased on the day the ACH notification is received by the transfer agent’s bank. On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.

Automatic Investment Plan (“AIP”)

Your Financial Professional can help you establish an AIP. You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day of the month the deduction is to be made. If that date is a non-trading day, we will process the deduction on the next trading day. If the next trading day falls in the next month or year, we will process the deduction on the day prior to your selected day. The minimum initial investment is waived if you set up an AIP when you open your account. Minimum monthly purchase is $100 per Fund.

NOTE: No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been provided or made by Principal Funds, a Fund, Principal, any Sub-Advisor, or PFD.

Class B Shares

Class B shares of the Funds are no longer be available for purchase, except through exchanges and dividend reinvestments as discussed below. Effective May 12, 2010, exchanges cannot be made into the Acquired Fund. Class B shareholders may continue to hold such shares until they automatically convert to Class A shares under the existing conversion schedule (based on purchase date), as described below.
Shareholders who owned Class B shares on February 26, 2010 will still receive dividend reinvestments and may continue to exchange their shares for other Class B Fund shares in accordance with the Funds' current policies. Effective on and after the Closing Date, Class B shareholders who have an automated investment plan in Class B shares (such as Automatic Investment Plan (“AIP”) or automatic exchange election), will have such recurring investments automatically redirected into Class A shares of the same Fund with the applicable Class A sales charge (load). All other features of Class B shares, including Rule 12b-1 distribution and/or service fees, contingent deferred sales charge schedules and conversion features, remain unchanged and continue in effect. We may modify these policies in the future.

Institutional Class Shares

Only eligible purchasers may buy Institutional Class shares of the Funds. At the present time, eligible purchasers include but are not limited to:
•	retirement and pension plans to which Principal Life Insurance Company (“Principal Life”) provides recordkeeping services;
• separate accounts of Principal Life;
• Principal Life or any of its subsidiaries or affiliates;
•	any fund distributed by Principal Funds Distributor, Inc. if the fund seeks to achieve its investment objective by investing primarily in shares of mutual funds;
• clients of Principal Global Investors, LLC.;
•	sponsors, recordkeepers, or administrators of wrap account or mutual fund asset allocation programs or participants in those programs;
• certain pension plans;
•	certain retirement account investment vehicles administered by foreign or domestic pension plans;
•	an investor who buys shares through an omnibus account with certain intermediaries, such as a broker-dealer, bank, or other financial institution, pursuant to a written agreement; and
•	certain institutional clients that have been approved by Principal Life for purposes of providing plan record keeping.

PMC reserves the right to broaden or limit the designation of eligible purchasers. Not all of the Funds are offered in every state. Please check with your financial advisor or our home office for state availability.

Shares may be purchased from the Distributor. There are no sales charges on Institutional Class shares of the Fund. There are no restrictions on amounts to be invested in Institutional Class shares of the Fund. Shareholder accounts for the Fund are maintained under an open account system. Under this system, an account is opened and maintained for each investor (generally an omnibus account or an institutional investor). Each investment is confirmed by sending the investor a statement of account showing the current purchase or sale and the total number of shares owned. The statement of account is treated by the Fund as evidence of ownership of Fund shares. Share certificates are not issued. The Fund may reject or cancel any purchase orders for any reason. For example, the Fund does not intend to permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders from market timers or investors that, in PMC’s opinion, may be disruptive to the Fund. For these purposes, PMC may consider an investor’s trading history in the Fund or other Funds sponsored by Principal Life and accounts under common ownership or control.

Payments are to be made via personal or financial institution check (for example, a bank or cashier's check). We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, money orders, travelers' checks, credit card checks, and foreign checks. PMC may recommend to the Board, and the Board may elect, to close certain funds to new and existing investors.

NOTE: No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been provided or made by PFI, a Fund, PMC, any Sub-Advisor, or PFD.

Retirement Class Shares

The Retirement Class shares may be purchased through retirement plans, though not all plans offer each Fund. Such plans may impose fees in addition to those charged by the Funds. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best meets your situation (not all classes are available to all plans). Each investor’s financial considerations are different. You should speak with your financial professional to help you decide which share class is best for you.

Only eligible purchasers may buy Retirement Class shares of the Funds. At the present time, eligible purchasers include but are not limited to:
• retirement and pension plans to which Principal Life Insurance Company ("Principal Life") provides recordkeeping services;
• separate accounts of Principal Life;
• Principal Life or any of its subsidiaries or affiliates;
• any fund distributed by Principal Funds Distributor, Inc. if the fund seeks to achieve its investment objective by investing primarily in shares of mutual funds;
• clients of Principal Global Investors, LLC.;
• certain pension plans;
• certain retirement account investment vehicles administered by foreign or domestic pension plans;
• can investor who buys shares through an omnibus account with certain intermediaries, such as a broker-dealer, bank, or other financial institution, pursuant to a written agreement; and
• certain retirement plan clients that have an approved organization for purposes of providing plan record keeping services.

PMC reserves the right to broaden or limit the designation of eligible purchasers. Not all of the Funds are offered in every state. Please check with your financial advisor or our home office for state availability.

Shares may be purchased from Principal Funds Distributor, Inc. The Distributor is an affiliate of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group. There are no sales charges on R-1,
R-2, R-3, R-4, and R-5 Class shares of the Fund. Shareholder accounts for the Fund are maintained under an open account system. Under this system, an account is opened and maintained for each investor (generally an omnibus account or an plan level account). Each investment is confirmed by sending the investor a statement of account showing the current purchase or sale and the total number of shares owned. The statement of account is treated by the Fund as evidence of ownership of Fund shares. Share certificates are not issued.

The Fund may reject or cancel any purchase orders for any reason. For example, the Fund does not intend to permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders from market timers or investors that, in PMC's opinion, may be disruptive to the Fund. For these purposes, PMC may consider an investor's trading history in the Fund or other Funds sponsored by
Principal Life and accounts under common ownership or control.

Payments may be made via personal or financial institution check (for example, a bank or cashier's check). We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, money orders, travelers' checks, credit card checks, and foreign checks.

PMC may recommend to the Board, and the Board may elect, to close certain funds to new and existing investors.

NOTE: No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been provided or made by Principal Funds, a Fund, PMC, any Sub-Advisor, or Principal Funds Distributor, Inc.

Class J Shares

Class J shares are currently available only through registered representatives of:
• Princor who are also employees of Principal Life (These registered representatives are sales counselors of Principal Connection, a distribution channel used to directly market certain products and services of the companies of the Principal Financial Group.);
• selected broker-dealers selling Class J shares in conjunction with health savings accounts; and
• selected broker-dealers that have entered into a selling agreement to offer Class J shares.

For more information about Class J shares of the Funds, please call the Connection at 1-800-247-8000, extension 411.

Fill out the Principal Funds (or the IRA, SEP or SIMPLE) application completely. You must include:
• the name you want to appear on the account;
• the Principal Funds in which you want to invest;
• the amount of the investment;
• your Social Security number; and
• other required information.

Each Fund requires a minimum initial investment of $1,000. Subsequent investment minimums are $100.
• PFI may reject or cancel any purchase orders for any reason. For example, PFI does not intend to permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, PFI may reject any purchase orders from market timers or investors that, in
PMC’s opinion, may be disruptive to the Funds. For these purposes, PMC may consider an investor's trading history in the Funds or other Funds sponsored by Principal Life and accounts under common ownership or control. PMC may recommend to the Board, and the Board may elect, to close certain funds to new and existing investors.
• If you are making an initial purchase of Principal Funds of $1,000,000 or more and have selected Class J shares, the purchase will be of Class A shares of the Fund(s) you have selected. If you are making subsequent purchases into your existing Principal Funds
Class J share accounts and the combined value of the subsequent investment and your existing Class A, Class B, Class C, and Class
J share accounts combined for Rights of Accumulation purposes exceeds $1,000,000, the subsequent investment will be applied to purchase Class A shares of the Fund(s) you have selected. Purchases made by you, your spouse or domestic partner, your children, the children of your spouse or domestic partner up to and including the age of 25 and/or a trust created by or primarily for the benefit of such persons (together “a Qualified Purchaser”) will be combined along with the value of existing Class A, B, C, and J shares of Principal Funds owned by such persons, to determine the applicable sales charge. Class A shares of Money Market Fund are not included in the calculation unless they were acquired in exchange from other Principal Funds shares.
• The minimum investment applies on a per Fund level, not on the total investment being made.

To eliminate the need for safekeeping, Principal Funds will not issue certificates for shares. Principal Funds may periodically close to new purchases of shares or refuse any order to buy shares if PMC determines that doing so would be in the best interests of Principal Funds and its shareholders. Accounts with foreign addresses cannot be established. If an existing shareholder with a U.S. address moves to a foreign location and updates the address on the shareholder's account, we are unable to process any purchases or exchanges on that account.

Payments are to be made via personal or financial institution check (for example, a bank or cashier's check). We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, starter checks, money orders, travelers' checks, credit card checks, and foreign checks.

Payment. Payment for shares of Principal Funds purchased as a direct rollover IRA is made by the retirement plan trustees. Payment for other shares is generally made via personal check or cashiers check. We consider your purchase of Fund shares by check to be your authorization to make an automated clearing house (“ACH”) debit entry to your account. Shares purchased by check may be sold only after the check has cleared your bank, which may take up to 7 calendar days.

Your Financial Professional can help you buy shares of Principal Funds by mail, through bank wire, direct deposit or Automatic
Investment Plan. Contact Principal Funds at 1-800-222-5852 to obtain bank wire instructions. No wires are accepted on days when the NYSE is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed).

Direct Deposit

Your Financial Professional can help you make a Direct Deposit from your paycheck (if your employer approves) or from a government allotment. Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your Principal Funds account(s). You will receive a Direct Deposit Authorization Form to give to your employer or the governmental agency (either of which may charge a fee for this service). Shares will be purchased on the day the ACH notification is received by the transfer agent’s bank. On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.

Automatic Investment Plan

Your Financial Professional can help you establish an Automatic Investment Plan. You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day of the month the deduction is to be made. If that date is a non-trading day, we will process the deduction on the next trading day. If the next trading day falls in the next month or year, we will process the deduction on the day prior to your selected day. The minimum initial investment is waived if you set up an Automatic
Investment Plan when you open your account. Minimum monthly purchase is $100 per Fund.

NOTE: No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been provided or made by PFI, a Fund, PMC, any Sub-Advisor, or PFD.

Redemption of Fund Shares

Class A, Class B and Class C Shares

After you place a sell order in proper form, which must be received at the transaction processing center in Canton, Massachusetts, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC or excessive trading fee.
There is no additional charge for a sale of shares however; you will be charged a $10 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day (a day when the NYSE is open for normal business) after the sell order has been placed. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). Shares purchased by check may be sold only after the check has cleared your bank, which may take up to 7 calendar days. A sell order from one owner is binding on all joint owners.

Distributions from IRA, SEP, SIMPLE, 403(b) and SAR-SEP accounts may be taken as:
• lump sum of the entire interest in the account,
• partial interest in the account, or
• periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.
Tax penalties may apply to distributions before the participant reaches age 59 1/2.

Sale of shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.

Generally, sales proceeds checks are:
• payable to all owners on the account (as shown in the account registration) and
• mailed to the address on the account (if not changed within last 15 days) or previously authorized bank account.

For other payment arrangements, please call Principal Funds. You should also call Principal Funds for special instructions that may apply to sales from accounts:
• when an owner has died
• for certain employee benefit plans; or
• owned by corporations, partnerships, agents, or fiduciaries.
Payment for shares sold is generally sent the business day after the sell order is received. Under unusual circumstances, Principal Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Within 60 calendar days after the sale of shares, you may reinvest the amount of the sale proceeds into any Principal Funds Class A shares without a sales charge if the shares that were sold were Class A shares. Within 60 calendar days after the sale of Class C shares, any amount of the sale proceeds that you reinvest will be reinvested in Class C shares; shares purchased by redemption proceeds are not subject to the twelve month CDSC. It is the responsibility of the shareholder to notify the Fund at the time of repurchase if the purchase proceeds are from a redemption of the Fund within the past 60 days.

The transaction is considered a sale for federal (and state) income tax purposes even if the proceeds are reinvested. If a loss is realized on the sale, the reinvestment may be subject to the “wash sale” rules resulting in the postponement of the recognition of the loss for tax purposes.

Distributions in Kind. Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.

Sell shares by mail
• Send a letter or distribution form (call us for the form) which is signed by the owner/owners of the account to Principal Funds, P.O. Box
8024, Boston, MA 02266-8024. Specify the Fund(s) and account number.
• Specify the number of shares or the dollar amount to be sold.
• A Medallion Signature Guarantee* will be required if the:
• sell order is for more than $100,000;
• check is being sent to an address other than the account address;
• wire or ACH is being sent to a shareholder's U.S. bank account not previously authorized or the request does not include a voided check or deposit slip indicating a common owner between the bank account and mutual fund account;
• account address has been changed within 15 days of the sell order; or
• check is payable to a party other than the account shareholder(s), Principal Life, or a retirement plan trustee or
• custodian that has agreed in writing to accept a transfer of assets from the Fund.
* If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member, or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable.
Sell shares in amounts of $100,000 or less by telephone
• The request may be made by a shareholder or by the shareholder’s Financial Professional.
• The combined amount requested from all funds to which the redemption request relates is $100,000 or less.
• The address on the account must not have been changed within the last 15 days and telephone privileges must apply to the account from which the shares are being sold.
• If our phone lines are busy, you may need to send in a written sell order.
• To sell shares the same day, the order must be received in good order before the close of normal trading on the NYSE (generally 3:00
p.m. Central Time).
• Telephone redemption privileges are NOT available for Principal Funds 403(b) plans and certain employer sponsored benefit plans.
• If previously authorized, wire or ACH can be sent to a shareholder’s U.S. bank account.
Systematic withdrawal plans
You may set up a systematic withdrawal plan on a monthly, quarterly, semiannual, or annual basis to:
• sell enough shares to provide a fixed amount of money ($100 minimum amount; the required minimum is waived to the extent necessary to meet the required minimum distribution as defined by the Internal Revenue Code),
• pay insurance or annuity premiums or deposits to Principal Life (call us for details), and
• provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).
You can set up a systematic withdrawal plan by:
• completing the applicable section of the application, or
• sending us your written instructions, or
• completing a Systematic Withdrawal Plan Request form (available on www.PrincipalFunds.com), or
• calling us if you have telephone privileges on the account (telephone privileges may not be available for all types of accounts).
Your systematic withdrawal plan continues until:
• you instruct us to stop or
• your Fund account balance is zero.
When you set up the withdrawal plan, you select which day you want the sale made (if none is selected, the sale will be made on the
15th of the month). If the selected date is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us. Sales made under your systematic withdrawal plan will reduce and may eventually exhaust your account.
The Fund from which the systematic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.
Excessive Trading Fee. An excessive trading fee may apply to redemptions made within 30 days of purchase as described in “Frequent
Purchases and Redemptions.” If excessive trading is deemed to be occurring, additional restrictive actions may be taken, as described in the
“Frequent Purchases and Redemption” section.
Institutional Class Shares
Institutional Class Shares of the Funds may be redeemed upon request. There is no charge for the redemption. Shares are redeemed at the NAV per share next computed after the request is received by a Fund in proper and complete form. The Funds generally send payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Retirement Class Shares
Subject to any restrictions imposed by a plan, Retirement Class shares may be redeemed any day the NYSE is open. For more information about how to sell shares of a Fund, including any charges that a plan may impose, please consult the plan.
The Funds generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the
Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.
Distributions in Kind. Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.
Redemption fees. The Fund board of directors has determined that it is not necessary to impose a fee upon the redemption of fund shares, because the Fund has adopted transfer restrictions as described in “Exchange of Fund Shares.”
Class J Shares
After you place a sell order in proper form, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC or excessive trading fee. There is no additional charge for a sale of shares; however, you will be charged a $10 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day (a day when the
NYSE is open for normal business) after the sell order has been placed. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). A Fund can only sell shares after your check making the Fund investment has cleared your bank, which may take up to 7 calendar days. A sell order from one owner is binding on all joint owners.
Distributions from IRA, SEP, SIMPLE, and SAR-SEP accounts may be taken as:
• lump sum of the entire interest in the account,
• partial interest in the account, or
• periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.
Tax penalties may apply to distributions before the participant reaches age 59 1/2.
Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.
Generally, sales proceeds checks are:
• payable to all owners on the account (as shown in the account registration) and
• mailed to the address on the account (if not changed within last 15 days) or previously authorized bank account.
For other payment arrangements, please call Principal Funds. You should also call Principal Funds for special instructions that may apply to sales from accounts:
• when an owner has died;
• for certain employee benefit plans; or
• owned by corporations, partnerships, agents, or fiduciaries.
Payment for shares sold is generally sent the business day after the sell order is received. Under unusual circumstances, Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.
Within 60 calendar days after the sale of J shares, you may reinvest the amount of the sale proceeds into any Principal Funds Class J shares fund; shares purchased by redemption proceeds are not subject to the eighteen month CDSC. It is the responsibility of the shareholder to notify the Fund at the time of repurchase if the purchase proceeds are from a redemption of the Fund within the past 60 days.
The transaction is considered a sale for federal (and state) income tax purposes even if the proceeds are reinvested.
If a loss is realized on the sale, the reinvestment may be subject to the “wash sale” rules resulting in the postponement of the recognition of the loss for tax purposes.
CDSC-Free withdrawal privilege. Sales may be subject to a CDSC. Redemption of Class J shares made through a systematic withdrawal plan in an amount of up to 1.00% per month (measured cumulatively with respect to nonmonthly plans) of the value of the Fund account at the time, and beginning on the date, the systematic withdrawal plan is established) may be made without a CDSC. The free withdrawal privilege not used in a calendar year is not added to the free withdrawal privileges for any following year.

28

Sell shares by mail:
• Send a distribution form (available at www.PrincipalFunds.com or by calling 1-800-222-5852) which is signed by the owner/owners of the account to:
Principal Funds
P.O. Box 55904
Boston, MA 02205
• Medallion Signature Guarantee* will be required if the:
• sell order is for more than $100,000;
• wire or ACH is being sent to a shareholder's U.S. bank account not previously authorized or the request does not include a voided check or deposit slip indicating a common owner between the bank account and mutual fund account;
• check is being sent to an address other than the account address;
• account address has been changed within 15 days of the sell order; or
• check is payable to a party other than the account shareholder(s), Principal Life or a retirement plan trustee or custodian that has agreed in writing to accept a transfer of assets from the Fund.
* If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guarantee by a notary public or savings bank is not acceptable.
Sell shares in amounts of $100,000 or less by telephone
• The combined amount requested from all funds to which the redemption request relates is $100,000 or less.
• The address on the account must not have been changed within the last 15 days and telephone privileges must apply to the account from which the shares are being sold.
Sales made under your systematic withdrawal plan will reduce and may eventually exhaust your account. The Funds do not normally accept purchase payments while a systematic withdrawal plan is in effect (unless the purchase represents a substantial addition to your account).
The Fund from which the systematic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.
Excessive Trading Fee. An excessive trading fee may apply to redemptions made within 30 days of purchase as described in "Frequent
Purchases and Redemptions." If excessive trading is deemed to be occurring, additional restrictive actions may be taken, as described below.
Distributions in Kind. Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.

Exchange of Fund Shares
Class A, Class B and Class C Shares
Your shares in the Funds may be exchanged without a sales charge or CDSC for the same class of any other Principal Funds (except
Money Market). Effective May 12, 2010, exchanges cannot be made into the Acquired Fund. The Fund reserves the right to revise or terminate the exchange privilege at any time. Notice will be provided to shareholders of any such change, to the extent required by law.
Automatic Exchange Election
This election authorizes an exchange from one fund of Principal Funds to another on a monthly, quarterly, semiannual or annual basis.
You can set up an automatic exchange by:
• completing the Automatic Exchange Election section of the application,
• calling us if telephone privileges apply to the account from which the exchange is to be made, or
• sending us your written instructions.
• completing an Automatic Exchange Election form (available on www.principalfunds.com)
Your automatic exchange continues until:
• you instruct us to stop by calling us if telephone privileges apply to the account or by sending us your written instructions; or
• your Fund account balance is zero.
You may specify the day of the exchange (if none is selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

29

General
• An exchange by any joint owner is binding on all joint owners.
• If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
• All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.
• You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
• For an exchange to be effective the day we receive your instruction, we must receive the instruction in good order at our transaction processing center in Canton, Massachusetts before the close of normal trading on the NYSE (generally 3 p.m. Central Time).

When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:
• accounts with identical ownership,
• an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership,
• a single owner to a UTMA account if the owner of the single owner account is also the custodian on the UTMA account, or
• a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).

The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.

Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Funds available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.

Excessive Trading Fee. An excessive trading fee may apply to exchanges made within 30 days of purchase as described in “Frequent
Purchases and Redemptions.” If excessive trading is deemed to be occurring, additional restrictive actions may be taken, as described in
“Frequent Purchases and Redemptions.”

Institutional Class and Retirement Class Shares

An exchange between Funds is a redemption of shares of one Fund and a concurrent purchase of shares in another Fund with the redemption proceeds. A shareholder, including a beneficial owner of shares held in nominee name or a participant in a participant-directed employee benefit plan, may exchange Fund shares under certain circumstances. In addition to any restrictions an intermediary or an employee benefit plan imposes, Fund shares may be exchanged, without charge, for shares of any other Fund of the Principal Funds, provided that:
• the shareholder has not exchanged shares of the Fund within 30 days preceding the exchange, unless the shareholder is exchanging into the Money Market Fund,
• the share class of such other Fund is available through the plan, and
• the share class of such other Fund is available in the shareholder’s state of residence.
All exchanges completed on the same day are considered a single exchange for purposes of this exchange limitation. In addition, the
Fund will reject an order to purchase shares of any Fund if the shareholder redeemed shares from that Fund within the preceding 30-day period. The 30-day exchange or purchase restriction does not apply to exchanges or purchases made on a scheduled basis such as scheduled periodic portfolio rebalancing transactions.
If Fund shares are purchased through an intermediary that is unable or unwilling to impose the 30-day exchange restriction described above, Fund management may waive this restriction in lieu of the exchange limitation that the intermediary is able to impose if, in management’s judgment, such limitation is reasonably likely to prevent excessive trading in Fund shares. In order to prevent excessive exchanges, and under other circumstances where the Fund Board of Directors or the Manager believes it is in the best interests of the Fund, the Fund reserves the right to revise or terminate this exchange privilege, limit the amount or further limit the number of exchanges, reject any exchange or close an account.
Class J Shares
Your shares in the Funds may be exchanged without a CDSC for the same share class of any other Principal Funds. However, the original purchase date of the shares from which an exchange is made is used to determine if newly acquired shares are subject to a CDSC when they are sold. The Fund reserves the to right to revise or terminate the exchange privilege at any time. Notice will be provided to shareholders of any such change, to the extent required by law.

You may exchange shares by:
• sending a written request to:
Principal Funds
P.O. Box 55904
Boston, MA 02205
• completing an Exchange Authorization Form (available on www.principalfunds.com or by calling 1-800-222-5852).
• via the Internet at www.principalfunds.com.
• calling us, if you have telephone privileges on the account.

Automatic Exchange Election
This election authorizes an exchange from one Principal Funds to another on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:
	•	completing an automatic Exchange Election form available on www.principalfunds.com,
	•	completing the Automatic Exchange Election section of the application,
	•	calling us if telephone privileges apply to the account from which the exchange is to be made, or
	•	sending us your written instructions.
Your automatic exchange continues until:
	•	you instruct us to stop by calling us if telephone privileges apply to the account or by sending us your written instructions; or
	•	your Fund account balance is zero.
You may specify the day of the exchange (if none is selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.
General
•	An exchange by any joint owner is binding on all joint owners.
•	If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
•	All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.
•	You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
•	For an exchange to be effective the day we receive your instruction, we must receive the instruction in good order at our transaction processing center in Canton, Massachusetts before the close of normal trading on the NYSE (generally 3 p.m. Central Time).
When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:
	•	accounts with identical ownership,
	•	an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership,
	•	a single owner to a Uniform Transfer to Minors Act ("UTMA") account if the owner of the single owner account is also the custodian on the UTMA account, or
	•	a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).
The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.
Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Principal Funds available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.
Excessive Trading Fee. An excessive trading fee may apply to exchanges made within 30 days of purchase as described in “Frequent
Purchases and Redemptions.” If excessive trading is deemed to be occurring, additional restrictive actions may be taken, as described below.

Frequent Purchases and Redemptions
The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.
Frequent purchases and redemptions pose a risk to the Funds because they may:
	•	Disrupt the management of the Funds by:
	•	forcing the Funds to hold short-term (liquid) assets rather than investing for long-term growth, which results in lost investment opportunities for the Fund; and
	•	causing unplanned portfolio turnover;
	•	hurt the portfolio performance of the Funds; and
	•	increase expenses of the Funds due to:
	•	increased broker-dealer commissions and
	•	increased recordkeeping and related costs.

The Board of Directors of the Fund has adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor shareholder trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. If we are not able to identify such excessive trading practices, the Funds and their shareholders may be harmed. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner.

Class A and Class C Shares

Currently the Funds impose an excessive trading fee on redemptions or exchanges of $30,000 or more of a Fund’s Class A, Class B and
Class C shares redeemed within 30 days after they are purchased. The fee does not apply to redemptions or exchanges made pursuant to an
Automatic Exchange Election or Systematic Withdrawal Plan; due to a shareholder’s death or disability (as defined in the Internal Revenue
Code); to satisfy minimum distribution rules imposed by the Internal Revenue Code; or where the application of the fee would cause a Fund to fail to be considered a “qualified default investment alternative” under the Employee Retirement Income Security Act of 1976, as
amended, and the rules and regulations thereunder. The fee is equal to 1.00% of the total redemption or exchange amount. The fee is paid to the Funds and is intended to offset the trading costs, market impact, and other costs associated with short-term money movement in and out of the Funds.

If an intermediary, such as a retirement plan or recordkeeper, is unwilling to impose the Fund’s excessive trading fee, the Fund may waive such fee if it determines that the intermediary is able to implement other policies and procedures reasonably designed to prevent excessive trading in Fund shares. If an intermediary is unable to implement the Fund’s excessive trading policy or to implement other procedures reasonably designed to prevent excessive trading in Fund shares, the Fund may waive the application of its excessive trading policy with respect to transactions of beneficial owners underlying the intermediary’s omnibus account if, in Fund management’s opinion, the purchases and redemptions at the omnibus account level are not likely to have an adverse impact on the management of the Fund’s portfolio.

In addition, if a Fund deems frequent trading and redemptions to be occurring, action will be taken that may include, but is not limited to:
• Increasing the excessive trading fee to 2%,
• Increasing the excessive trading fee period from 30 days to as much as 90 days,
• Applying the excessive trading fee to redemptions or exchanges of less than $30,000,
• Limiting the number of permissible exchanges available to shareholders identified as “excessive traders,”
• Limiting exchange requests to be in writing and submitted through the United States Postal Service (in which case, requests for exchanges by fax, telephone or internet will not be accepted), and
• Taking such other action as directed by the Fund.

The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will reverse the exchange and return the account holdings to the positions held prior to the exchange. We will give the shareholder that requested the exchange notice in writing in this instance.

Institutional Class Shares

If we, or a Fund, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:
• Rejecting exchange instructions from the shareholder or other person authorized by the shareholder to direct exchanges;
• Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made by facsimile, overnight courier, telephone or via the internet;
• Limiting the number of exchanges during a year;
• Requiring a holding period of a minimum of 30 days before permitting exchanges among the Funds where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption);
and
• Taking such other action as directed by the Fund.

The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will reverse the exchange. We will give you notice in writing in this instance.

Retirement Class Shares

The Funds have adopted an exchange frequency restriction, described above in “Exchange of Fund Shares” to limit excessive trading in fund shares.

32

Class J Shares

Currently the Funds impose an excessive trading fee on redemptions or exchanges of $30,000 or more of a Fund's Class J shares redeemed within 30 days after they are purchased. The fee does not apply to redemptions or exchanges made pursuant to an Automatic
Exchange Election or Systematic Withdrawal Plan through an Automatic Exchange Election or a Systematic Withdrawal Plan; due to a
shareholder's death or disability (as defined in the Internal Revenue Code); to satisfy minimum distribution rules imposed by the Internal
Revenue Code; or where the application of the fee would cause a Fund to fail to be considered a “qualified default investment alternative”
under the Employee Retirement Income Security Act of 1976, as amended, and the rules and regulations thereunder. The fee is equal to
1.00% of the total redemption or exchange amount. The fee is paid to the Funds and is intended to offset the trading costs, market impact, and other costs associated with short-term money movement in and out of the Funds.

The imposition of the excessive trading fee may be waived if an intermediary, such as a retirement plan recordkeeper, through which
Fund shares are made available to shareholders is unable or unwilling to impose the fee, but is able to implement other procedures the Fund believes are reasonably designed to prevent excessive trading in Fund shares. In addition, if a Fund deems frequent trading and redemptions to be occurring, action will be taken that may include, but is not limited to:
• Increasing the excessive trading fee to 2%,
• Increasing the excessive trading fee period from 30 days to as much as 90 days,
• Applying the excessive trading fee to redemptions or exchanges of less than $30,000,
• Limiting the number of permissible exchanges available to shareholders identified as "excessive traders,"
• Limit exchange requests to be in writing and submitted through the United States Postal Service (in which case, requests for exchanges by fax, telephone or internet will not be accepted), and
• Taking such other action as directed by the Fund.

Dividends and Distributions

Dividends are based on estimates of income, expenses, and shareholder activity for the Fund. Actual income, expenses, and shareholder activity may differ from estimates; consequently, differences, if any, will be included in the calculation of subsequent dividends. The Funds pay their net investment income to shareholders of record on the business day prior to the payment date. The Funds pay their net investment income on an annual basis. The payment date is annually in December.

Net realized capital gains, if any, are distributed annually in December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.

Dividend and capital gains distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid. However, you may authorize the distribution to be:

• invested in shares of another PFI Fund without a sales charge (distributions of a Fund may be directed only to one receiving Fund);
or
• paid in cash, if the amount is $10 or more.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to
Individual Retirement Accounts and other retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state, and local taxes. A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

To the extent that distributions the Funds pay are derived from a source other than net income (such as a return of capital), a notice will be included in your quarterly statement pursuant to Section 19(a) of the 1940 Act and Rule 19a-1 disclosing the source of such distributions.
Furthermore, such notices shall be posted monthly on our web site at www.principalfunds.com. You may request a copy of all such notices, free of charge, by telephoning 1-800-222-5852. The amounts and sources of distributions included in such notices are estimates only and you should not rely upon them for purposes of reporting income taxes. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

NOTES:
• A Fund’s payment of income dividends and capital gains has the effect of reducing the share price by the amount of the payment.
• Distributions from a Fund, whether received in cash or reinvested in additional shares, may be subject to federal (and state) income tax.
• For these reasons, buying shares of a Fund shortly before it makes a distribution may be disadvantageous to you.

Tax Considerations

Shareholders are responsible for federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gains distributions whether such dividends or distributions are paid in cash or reinvested in additional shares. Special tax rules apply to distributions to IRAs and other retirement accounts. You should consult a tax advisor to determine the suitability of the
Fund as an investment by such a plan and the tax treatment of Fund distributions.

Generally, dividends paid by the Funds from interest, dividends, or net short-term capital gains will be taxed as ordinary income.
Distributions properly designated by the Fund as deriving from net gains on securities held for more than one year are taxable as such
(generally at a 15% tax rate), regardless of how long you have held your shares. For taxable years beginning before January 1, 2011, distributions of investment income properly designated by the Fund as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gains.

A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that shareholder, would be taxable to that shareholder as described above, subject to a holding period requirement for dividends designated as qualified dividend income.

Because of tax law requirements, you must provide the Funds with an accurate and certified taxpayer identification number (for individuals, generally a Social Security number) to avoid “back-up” withholding, which is currently imposed at a rate of 28%.

Early in each calendar year, each Fund will notify you of the amount and tax status of distributions paid to you for the preceding year.

Any gain resulting from the sale, redemption, or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state, and local taxes.

Investments by a Fund in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders of the Funds that invest in foreign securities may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Investments by a Fund in certain debt instruments or derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Code. The Fund’s use of derivatives will also affect the amount, timing, and character of the Fund’s distributions.

The information contained in this Proxy Statement/Prospectus is not a complete description of the federal, state, local, or foreign tax consequences of investing in the Fund. You should consult your tax advisor before investing in the Fund.

Portfolio Holdings Information

A description of the PFI’s policies and procedures with respect to disclosure of the Funds’ portfolio securities is available in the
Statement of Additional Information.

VOTING INFORMATION

Voting procedures. If you complete and return the enclosed proxy card(s), the persons named as proxies will vote your shares as you indicate or for approval of each matter for which there is no indication. You may revoke your proxy at any time prior to the proxy’s exercise by: (i) sending written notice to the Secretary of Principal Funds, Inc. at Principal Financial Group, Des Moines, Iowa 50392-2080, prior to the Meeting; (ii) subsequent execution and return of another proxy prior to the Meeting; or (iii) being present and voting in person at the
Meeting after giving oral notice of the revocation to the Chairman of the Meeting.

Voting rights. Only shareholders of record at the close of business on April 26, 2010 (the “Record Date”), are entitled to vote. The shareholders of each class of shares of the Acquired Fund will vote together on the proposed Reorganization and on any other matter submitted to such shareholders. You are entitled to one vote on each matter submitted to the shareholders of the Acquired Fund for each share of the Fund that you hold, and fractional votes for fractional shares held. The Proposal requires for approval the affirmative vote of a
“Majority of the Outstanding Voting Securities,” which is a term defined in the 1940 Act to mean, with respect to the Acquired Fund, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50%
of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

The number of votes eligible to be cast at the Meeting as of the Record Date and other share ownership information are set forth below under the heading “Outstanding Shares and Share Ownership” in this Proxy Statement/Prospectus.

Quorum requirements. A quorum must be present at the Meeting for the transaction of business. The presence in person or by proxy of one-third of the shares of the Acquired Fund outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund. Abstentions and broker non-votes (proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the broker or nominee does not have discretionary power) are counted toward a quorum but do not represent votes cast for any issue. Under the 1940 Act, the affirmative vote necessary to approve a proposal may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of counting abstentions as if they were votes against a proposal.

In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to the Proposal or any other matter will require the affirmative vote of the holders of a majority of the shares of the Acquired Fund cast at the Meeting. The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.
Solicitation procedures. PFI intends to solicit proxies by mail. Officers or employees of PFI, PMC or their affiliates may make additional solicitations by telephone, internet, facsimile or personal contact. They will not be specially compensated for these services. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by PMC for their out-of-pocket expenses.
Expenses of the Meeting. The expenses of the Meeting will be treated as an expense related to the Reorganization and will be paid by the
Acquired Fund.
OUTSTANDING SHARES AND SHARE OWNERSHIP
The following table shows as of April 26, 2010, the Record Date, the number of shares outstanding for each class of the Acquired and
Acquiring Funds:

LargeCap Blend Fund I		LargeCap S&P 500 Index Fund
(Acquired Fund)		(Acquiring Fund)
	Shares		Shares
Share Class	Outstanding	Share Class	Outstanding
A	11,264,847.54	A	7,598,061.06
B	567,116.74	B	N/A
C	113,054.62	C	614,762.96
Institutional	116,845,726.93	Institutional	51,113,688.45
J	4,548,987.79	J	35,712,108.64
R-1	144,041.01	R-1	1,841,013.21
R-2	247,936.10	R-2	6,193,066.60
R-3	84,697.51	R-3	14,923,700.73
R-4	189,166.58	R-4	12,021,602.12
R-5	494,009.67	R-5	23,241,095.24

As of the April 26, 2010 Record Date, the Directors and Officers of PFI together owned less than 1% of the outstanding shares of any class of shares of the Acquired or Acquiring Fund.
As of the April 26, 2010 Record Date, the following persons owned of record, or were known by PFI to own beneficially, 5% or more of the outstanding shares of any class of shares of the Acquired Fund:

		Percentage
Share		of
Class	Name/Address of Shareholder	Ownership
B	Pershing LLC	5.31%
	1 Pershing Plz, Jersey City, NJ 07399-0001
C	Pershing LLC	5.55%
	1 Pershing Plz, Jersey City, NJ 07399-0001
C	Principal Life Insurance Co Cust	5.55%
	IRA R/O Darlene Russell, 324 S Diamond Bar Blvd PMB337, Diamond Bar, CA 91765-1607
C	Principal Life Insurance Co Cust	7.31%
	IRA R/O Delores Farner, 20901 Wildcat Run Dr, Estero, FL 33928-2042
Institutional	LifeTime 2050 Fund	7.00%
	Attn Mutual Fund Accounting-H221, 711 High St, Des Moines, IA 50392-0001
Institutional	LifeTime 2010 Fund	9.12%
	Attn Mutual Fund Accounting-H221, 711 High St, Des Moines, IA 50392-0001
Institutional	LifeTime 2040 Fund	17.03%
	Attn Mutual Fund Accounting-H221, 711 High St, Des Moines, IA 50392-0001
Institutional	LifeTime 2030 Fund	27.56%
	Attn Mutual Fund Accounting-H221, 711 High St, Des Moines, IA 50392-0001
Institutional	LifeTime 2020 Fund	28.09%
	Attn Mutual Fund Accounting-H221, 711 High St, Des Moines, IA 50392-0001
R-1	Delaware Charter Guarantee & Trust	99.60%
	FBO Various Qualified Plans, 711 High Street, Des Moines, IA 50392-0001

		Percentage
Share		of
Class	Name/Address of Shareholder	Ownership
R-2	Delaware Charter Guarantee & Trust	95.64%
	FBO Various Qualified Plans, FBO Principal Financial Group, Attn RIS NPIO Trade Desk
	711 High Street, Des Moines, IA 50392-0001
R-3	Delaware Charter Guarantee & Trust	59.57%
	FBO Various Qualified Plans, FBO Principal Financial Group, , Attn RIS NPIO Trade Desk
	711 High Street, Des Moines, IA 50392-0001
R-3	Buffalo Wild Wings Mgmt DC Plan	11.46%
	Cust FBO Buffalo Wild Wings Mgmt DC Plan IRA, Acct 6000128421
	Attn Lori Jenkins, 5500 Wayzata Blvd, Suite 1600, Minneapolis, MN 55416
R-3	457B of Business Roundtable Cust	13.06%
	FBO Supp DC of Business Roundtable, IRA Acct 6000172603
	1013 Centre Rd, Wilmington, DE 19805-1265
R-4	Delaware Charter Guarantee & Trust	99.42%
	FBO Various Qualified Plans, FBO Principal Financial Group, , Attn RIS NPIO Trade Desk
	711 High Street, Des Moines, IA 50392-0001
R-5	GE Capital Real Estate	5.72%
	FBO GE Cap Real Estate Savings Plan, Attn Nancy Lanham
	16479 Dallas Parkway, Ste 500, Addison, TX 75001-6852
R-5	Wells Fargo Inst Trust Services	14.55%
	FBO World Insurance Co Executive SERP Plan, Attn Kate Meyer
	733 Marquette Avenue, Minneapolis, MN 55402-2309
R-5	Delaware Charter Guarantee & Trust	74.82%
	FBO Various Qualified Plans, FBO Principal Financial Group, Attn: RIS NPIO Trade Desk
	711 High Street, Des Moines, IA 50392-0001

As of the April 26, 2010 Record Date, the following persons owned of record, or were known by PFI to own beneficially, 5% or more of the outstanding shares of any class of shares of the Acquiring Fund:

		Percentage
Share		of
Class	Name/Address of Shareholder	Ownership
A	Pershing LLC	5.25%
	1 Pershing Plz, Jersey City, NJ 07399-0001
C	Pershing LLC	7.79%
	1 Pershing Plz, Jersey City, NJ 07399-0001
C	Principal Life Insurance Co Cust	6.56%
	IRA Thomas J. Thompson, 1102 Crystal Way Ct, Middleville, MI 49333-8039
Institutional	LifeTime 2010 Fund	7.08%
	Attn Mutual Fund Accounting-H221, 711 High Street, Des Moines, IA 50392-0001
Institutional	LifeTime 2030 Fund	8.27%
	Attn Mutual Fund Accounting-H221, 711 High Street, Des Moines, IA 50392-0001
Institutional	Pershing LLC	9.77%
	1 Pershing Plz, Jersey City, NJ 07399-0001
Institutional	LifeTime 2020 Fund	13.06%
	Attn Mutual Fund Accounting – H221, 711 High St, Des Moines, IA 50392-0001
Institutional	LifeTime 2040 Fund	13.54%
	Attn Mutual Fund Accounting – H221, 711 High St, Des Moines, IA 50392-0001
Institutional	DCGT as TTEE and/or Cust	27.61%
	FBO Various Qualified Plans, Attn NPIO Trade Desk, 711 High Street, Des Moines, IA 50392-0001
R-1	Delaware Charter Guarantee & Trust	96.83%
	FBO PFG Principal Advantage Omnibus Client 904, 711 High Street, Des Moines, IA 50392-0001
R-2	DCGT As TTEE and/or Cust	91.46%
	FBO Principal Financial Group Qualified Prin Advtg Omnibus
	711 High Street, Des Moines, IA 50392-0001

		Percentage
Share		of
Class	Name/Address of Shareholder	Ownership
R-3	DCGT As TTEE and/or Cust	94.26%
	FBO Principal Financial Group Qualified Prin Advtg Omnibus
	711 High Street, Des Moines, IA 50392-0001
R-4	DCGT As TTEE and/or Cust	95.69%
	FBO Principal Financial Group Qualified Prin Advtg Omnibus
	711 High Street, Des Moines, IA 50392-0001
R-5	DCGT As TTEE and/or Cust	78.31%
	FBO Principal Financial Group Qualified Prin Advtg Omnibus
	711 High Street, Des Moines, IA 50392-0001
R-5	DCGT As TTEE and/or Cust	8.11%
	FBO the Wesleyan Pension Fund, Attn NPIO Trade Desk
	711 High Street, Des Moines, IA 50392-0001

FINANCIAL HIGHLIGHTS

The financial highlights table for each of the Acquired Fund and the Acquiring Fund is intended to help investors understand the financial performance of each Fund for the past five fiscal years (or since inception in the case of a Fund in operation for less than five years).
Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal years ended October 31, 2005, through October 31, 2009, has been audited by Ernst & Young LLP, Independent Registered Public
Accounting Firm, whose report, along with each Fund’s financial statements, is included in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2009. Copies of this report are available on request as described above.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2009	2008	2007	2006	2005(a)
LARGECAP BLEND FUND I
Class A shares
Net Asset Value, Beginning of Period	$ 6 .44	$ 10.57	$ 9.46	$ 8.36	$ 8.20
Income from Investment Operations:
Net Investment Income (Loss)(b)	0 .06	0.08	0.07	0 .06	0 .01
Net Realized and Unrealized Gain (Loss) on Investments	0 .32	(3 .88)	1.05	1 .10	0 .15
Total From Investment Operations	0 .38	(3 .80)	1.12	1 .16	0 .16
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .07)	(0 .05)	(0 .01)	(0 .03)	–
Distributions from Realized Gains	–	(0 .28)	–	(0 .03)	–
Total Dividends and Distributions	(0 .07)	(0 .33)	(0 .01)	(0 .06)	–
Net Asset Value, End of Period	$ 6.75	$ 6.44	$ 10.57	$ 9.46	$ 8.36
Total Return(c)	6 .05%	(37 .03)%	11 .81%	13 .97%	1 .95%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 79,710	$ 82,298	$ 145,312	$ 138,832	$ 126,739
Ratio of Expenses to Average Net Assets	1 .44%(e)	1 .11%	1 .11%	1 .11%	1 .04%(f)
Ratio of Net Investment Income to Average Net Assets	0 .95%	0 .96%	0 .70%	0 .69%	0 .41%(f)
Portfolio Turnover Rate	94 .4%	100 .6%	106 .2%	65 .1%	148.8%(f),(g)

	2009	2008	2007	2006	2005(a)
LARGECAP BLEND FUND I
Class B shares
Net Asset Value, Beginning of Period	$ 6.30	$ 10.39	$ 9.39	$ 8.35	$ 8.20
Income from Investment Operations:
Net Investment Income (Loss)(b)	(0 .03)	–	(0 .03)	(0 .02)	–
Net Realized and Unrealized Gain (Loss) on Investments	0 .32	(3 .81)	1.03	1 .09	0 .15
Total From Investment Operations	0 .29	(3 .81)	1.00	1 .07	0 .15
Less Dividends and Distributions:
Distributions from Realized Gains	–	(0 .28)	–	(0 .03)	–
Total Dividends and Distributions	–	(0 .28)	–	(0 .03)	–
Net Asset Value, End of Period	$ 6.59	$ 6.30	$ 10.39	$ 9.39	$ 8.35
Total Return(c)	4 .60%	(37 .62)%	10 .65%	12 .87%	1 .83%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 4,527	$ 5,947	$ 13,747	$ 17,761	$ 21,617
Ratio of Expenses to Average Net Assets	2 .94%(e)	2 .07%	2 .15%	2 .05%	1 .47%(f)
Ratio of Net Investment Income to Average Net Assets	(0 .51)%	0 .02%	(0 .34)%	(0 .24)%	(0 .02)%(f)
Portfolio Turnover Rate	94 .4%	100 .6%	106 .2%	65 .1%	148.8%(f),(g)

	2009	2008	2007(h)
LARGECAP BLEND FUND I
Class C shares
Net Asset Value, Beginning of Period	$ 6.38	$ 10.52	$ 9.84
Income from Investment Operations:
Net Investment Income (Loss)(b)	0 .03	0.02	(0 .02)
Net Realized and Unrealized Gain (Loss) on Investments	0 .32	(3 .88)	0.70
Total From Investment Operations	0 .35	(3 .86)	0.68
Less Dividends and Distributions:
Dividends from Net Investment Income	–	–	–
Distributions from Realized Gains	–	(0 .28)	–
Total Dividends and Distributions	–	(0 .28)	–
Net Asset Value, End of Period	$ 6.73	$ 6.38	$ 10.52
Total Return(c)	5 .51%	(37 .63)%	6 .91%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 748	$ 581	$ 970
Ratio of Expenses to Average Net Assets	1 .90%(e)	1 .90%(e)	1 .90%(e),(f)
Ratio of Net Investment Income to Average Net Assets	0 .43%	0 .19%	(0 .29)%(f)
Portfolio Turnover Rate	94 .4%	100 .6%	106 .2%(f)

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.

	2009	2008	2007	2006	2005
LARGECAP BLEND FUND I
Class J shares
Net Asset Value, Beginning of Period	$ 6.38	$ 10.48	$ 9.37	$ 8.27	$ 7.67
Income from Investment Operations:
Net Investment Income (Loss)(b)	0 .08	0.09	0.07	0 .06	0 .06
Net Realized and Unrealized Gain (Loss) on Investments	0 .32	(3 .85)	1.04	1 .09	0 .64
Total From Investment Operations	0 .40	(3 .76)	1.11	1 .15	0 .70
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .08)	(0 .06)	–	(0 .02)	(0 .06)
Distributions from Realized Gains	–	(0 .28)	–	(0 .03)	(0 .04)
Total Dividends and Distributions	(0 .08)	(0 .34)	–	(0 .05)	(0 .10)
Net Asset Value, End of Period	$ 6.70	$ 6.38	$ 10.48	$ 9.37	$ 8.27
Total Return(i)	6 .46%	(37 .02)%	11 .89%	14 .01%	9 .06%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 30,908	$ 32,309	$ 56,114	$ 48,534	$ 33,926
Ratio of Expenses to Average Net Assets	1 .11%(e)	1 .02%	1 .06%	1 .14%	1 .20%
Ratio of Gross Expenses to Average Net Assets(j)	1 .17%	–	–	–	–
Ratio of Net Investment Income to Average Net Assets	1 .28%	1 .06%	0 .74%	0 .64%	0 .78%
Portfolio Turnover Rate	94 .4%	100 .6%	106 .2%	65 .1%	148 .8%(g)

	2009	2008	2007	2006	2005
LARGECAP BLEND FUND I
Institutional shares
Net Asset Value, Beginning of Period	$ 6.46	$ 10.60	$ 9.48	$ 8.38	$ 7.72
Income from Investment Operations:
Net Investment Income (Loss)(b)	0 .11	0.14	0.13	0 .06	0 .13
Net Realized and Unrealized Gain (Loss) on Investments	0 .33	(3 .88)	1.06	1 .16	0 .63
Total From Investment Operations	0 .44	(3 .74)	1.19	1 .22	0 .76
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .13)	(0 .12)	(0 .07)	(0 .09)	(0 .06)
Distributions from Realized Gains	–	(0 .28)	–	(0 .03)	(0 .04)
Total Dividends and Distributions	(0 .13)	(0 .40)	(0 .07)	(0 .12)	(0 .10)
Net Asset Value, End of Period	$ 6.77	$ 6.46	$ 10.60	$ 9.48	$ 8.38
Total Return	7 .10%	(36 .58)%	12 .61%	14 .67%	9 .86%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 773,554	$ 565,475	$ 670,138	$ 95,233	$ 9
Ratio of Expenses to Average Net Assets	0 .45%(e)	0 .45%	0 .44%	0 .45%	0 .45%
Ratio of Net Investment Income to Average Net Assets	1 .87%	1 .62%	1 .28%	0 .65%	1 .58%
Portfolio Turnover Rate	94 .4%	100 .6%	106 .2%	65 .1%	148 .8%(g)

	2009	2008	2007	2006	2005
LARGECAP BLEND FUND I
R-1 shares
Net Asset Value, Beginning of Period	$ 6.39	$ 10.50	$ 9.41	$ 8.31	$ 7.72
Income from Investment Operations:
Net Investment Income (Loss)(b)	0 .06	0.06	0.04	0 .03	0 .06
Net Realized and Unrealized Gain (Loss) on Investments	0 .33	(3 .86)	1.05	1 .11	0 .63
Total From Investment Operations	0 .39	(3 .80)	1.09	1 .14	0 .69
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .06)	(0 .03)	–	(0 .01)	(0 .06)
Distributions from Realized Gains	–	(0 .28)	–	(0 .03)	(0 .04)
Total Dividends and Distributions	(0 .06)	(0 .31)	–	(0 .04)	(0 .10)
Net Asset Value, End of Period	$ 6.72	$ 6.39	$ 10.50	$ 9.41	$ 8.31
Total Return	6 .19%	(37 .22)%	11 .58%	13 .78%	8 .87%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 980	$ 746	$ 1,019	$ 671	$ 11
Ratio of Expenses to Average Net Assets	1 .33%(e)	1 .33%	1 .32%	1 .33%	1 .33%
Ratio of Net Investment Income to Average Net Assets	1 .02%	0 .75%	0 .44%	0 .38%	0 .70%
Portfolio Turnover Rate	94 .4%	100 .6%	106 .2%	65 .1%	148 .8%(g)

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.

	2009	2008	2007	2006	2005
LARGECAP BLEND FUND I
R-2 shares
Net Asset Value, Beginning of Period	$ 6.43	$ 10.55	$ 9.45	$ 8.34	$ 7.74
Income from Investment Operations:
Net Investment Income (Loss)(b)	0 .07	0.08	0.06	0 .05	0 .06
Net Realized and Unrealized Gain (Loss) on Investments	0 .33	(3 .88)	1.04	1 .11	0 .64
Total From Investment Operations	0 .40	(3 .80)	1.10	1 .16	0 .70
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .05)	(0 .04)	–	(0 .02)	(0 .06)
Distributions from Realized Gains	–	(0 .28)	–	(0 .03)	(0 .04)
Total Dividends and Distributions	(0 .05)	(0 .32)	–	(0 .05)	(0 .10)
Net Asset Value, End of Period	$ 6.78	$ 6.43	$ 10.55	$ 9.45	$ 8.34
Total Return	6 .33%	(37 .06)%	11 .64%	14 .00%	8 .99%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 1,681	$ 1,988	$ 4,227	$ 4,353	$ 3,573
Ratio of Expenses to Average Net Assets	1 .20%(e)	1 .20%	1 .19%	1 .20%	1 .20%
Ratio of Net Investment Income to Average Net Assets	1 .22%	0 .88%	0 .62%	0 .57%	0 .70%
Portfolio Turnover Rate	94 .4%	100 .6%	106 .2%	65 .1%	148 .8%(g)

	2009	2008	2007	2006	2005
LARGECAP BLEND FUND I
R-3 shares
Net Asset Value, Beginning of Period	$ 6.46	$ 10.60	$ 9.49	$ 8.38	$ 7.76
Income from Investment Operations:
Net Investment Income (Loss)(b)	0 .09	0.09	0.08	0 .06	0 .08
Net Realized and Unrealized Gain (Loss) on Investments	0 .32	(3 .89)	1.04	1 .12	0 .64
Total From Investment Operations	0 .41	(3 .80)	1.12	1 .18	0 .72
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .06)	(0 .06)	(0 .01)	(0 .04)	(0 .06)
Distributions from Realized Gains	–	(0 .28)	–	(0 .03)	(0 .04)
Total Dividends and Distributions	(0 .06)	(0 .34)	(0 .01)	(0 .07)	(0 .10)
Net Asset Value, End of Period	$ 6.81	$ 6.46	$ 10.60	$ 9.49	$ 8.38
Total Return	6 .50%	(36 .95)%	11 .85%	14 .13%	9 .24%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 675	$ 1,463	$ 3,964	$ 3,784	$ 1,095
Ratio of Expenses to Average Net Assets	1 .02%(e)	1 .02%	1 .01%	1 .02%	1 .02%
Ratio of Net Investment Income to Average Net Assets	1 .42%	1 .06%	0 .79%	0 .72%	0 .99%
Portfolio Turnover Rate	94 .4%	100 .6%	106 .2%	65 .1%	148 .8%(g)

	2009	2008	2007	2006	2005
LARGECAP BLEND FUND I
R-4 shares
Net Asset Value, Beginning of Period	$ 6.47	$ 10.62	$ 9.50	$ 8.39	$ 7.76
Income from Investment Operations:
Net Investment Income (Loss)(b)	0 .09	0.11	0.09	0 .08	0 .08
Net Realized and Unrealized Gain (Loss) on Investments	0 .33	(3 .90)	1.06	1 .11	0 .65
Total From Investment Operations	0 .42	(3 .79)	1.15	1 .19	0 .73
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .09)	(0 .08)	(0 .03)	(0 .05)	(0 .06)
Distributions from Realized Gains	–	(0 .28)	–	(0 .03)	(0 .04)
Total Dividends and Distributions	(0 .09)	(0 .36)	(0 .03)	(0 .08)	(0 .10)
Net Asset Value, End of Period	$ 6.80	$ 6.47	$ 10.62	$ 9.50	$ 8.39
Total Return	6 .76%	(36 .85)%	12 .16%	14 .33%	9 .39%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 1,292	$ 1,694	$ 4,241	$ 2,436	$ 1,834
Ratio of Expenses to Average Net Assets	0 .83%(e)	0 .83%	0 .82%	0 .83%	0 .83%
Ratio of Net Investment Income to Average Net Assets	1 .54%	1 .28%	0 .93%	0 .94%	0 .94%
Portfolio Turnover Rate	94 .4%	100 .6%	106 .2%	65 .1%	148 .8%(g)

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.

	2009	2008	2007	2006	2005
LARGECAP BLEND FUND I
R-5 shares
Net Asset Value, Beginning of Period	$ 6.50	$ 10.66	$ 9.54	$ 8.42	$ 7.78
Income from Investment Operations:
Net Investment Income (Loss)(b)	0 .09	0.12	0.11	0 .10	0 .11
Net Realized and Unrealized Gain (Loss) on Investments	0 .33	(3 .91)	1.05	1 .11	0 .63
Total From Investment Operations	0 .42	(3 .79)	1.16	1 .21	0 .74
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .09)	(0 .09)	(0 .04)	(0 .06)	(0 .06)
Distributions from Realized Gains	–	(0 .28)	–	(0 .03)	(0 .04)
Total Dividends and Distributions	(0 .09)	(0 .37)	(0 .04)	(0 .09)	(0 .10)
Net Asset Value, End of Period	$ 6.83	$ 6.50	$ 10.66	$ 9.54	$ 8.42
Total Return	6 .72%	(36 .73)%	12 .24%	14 .54%	9 .50%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 3,426	$ 1,813	$ 6,587	$ 3,869	$ 3,470
Ratio of Expenses to Average Net Assets	0 .71%(e)	0 .71%	0 .70%	0 .71%	0 .71%
Ratio of Net Investment Income to Average Net Assets	1 .53%	1 .37%	1 .07%	1 .08%	1 .28%
Portfolio Turnover Rate	94 .4%	100 .6%	106 .2%	65 .1%	148 .8%(g)

(a) Period from June 28, 2005, date shares first offered, through October 31, 2005.
(b) Calculated based on average shares outstanding during the period.
(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(d) Total return amounts have not been annualized.
(e) Reflects Manager's contractual expense limit.
(f) Computed on an annualized basis.
(g) Portfolio turnover rate excludes approximately $149,848,000 of securities from the acquisition of Principal Partners Blue Chip Fund, Inc. and $268,000 from portfolio realignment.
(h) Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.10 per share from January 10, 2007, through
January 16, 2007.
(i) Total return is calculated without the contingent deferred sales charge.
(j) Excludes expense reimbursement from Manager and/or Underwriter.

	FINANCIAL HIGHLIGHTS
	PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2009	2008	2007	2006	2005(a)
LARGECAP S&P 500 INDEX FUND
Class A shares
Net Asset Value, Beginning of Period	$ 6 .85	$ 11.06	$ 9.86	$ 8 .66	$ 8.59
Income from Investment Operations:
Net Investment Income (Loss)(b)	0 .11	0.15	0.14	0 .12	0 .03
Net Realized and Unrealized Gain (Loss) on Investments	0 .48	(4 .10)	1.21	1 .22	0 .04
Total From Investment Operations	0 .59	(3 .95)	1.35	1 .34	0 .07
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .13)	(0 .14)	(0 .12)	(0 .10)	–
Distributions from Realized Gains	–	(0 .12)	(0 .03)	(0 .04)	–
Total Dividends and Distributions	(0 .13)	(0 .26)	(0 .15)	(0 .14)	–
Net Asset Value, End of Period	$ 7.31	$ 6.85	$ 11.06	$ 9 .86	$ 8.66
Total Return(c)	9 .03%	(36 .55)%	13 .86%	15 .54%	0 .81%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 55,393	$ 53,542	$ 90,317	$ 78,995	$ 72,994
Ratio of Expenses to Average Net Assets	0 .79%	0 .65%	0 .66%	0 .67%	0 .64%(e)
Ratio of Net Investment Income to Average Net Assets	1 .69%	1 .57%	1 .34%	1 .31%	1 .03%(e)
Portfolio Turnover Rate	7 .6%	8.2%	5.6%	3 .7%	11.5%(e),(f)

	2009	2008	2007(g)
LARGECAP S&P 500 INDEX FUND
Class C shares
Net Asset Value, Beginning of Period	$ 6 .81	$ 10.99	$ 10.12
Income from Investment Operations:
Net Investment Income (Loss)(b)	0 .08	0.08	0.05
Net Realized and Unrealized Gain (Loss) on Investments	0 .46	(4 .07)	0.82
Total From Investment Operations	0 .54	(3 .99)	0.87
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .10)	(0 .07)	–
Distributions from Realized Gains	–	(0 .12)	–
Total Dividends and Distributions	(0 .10)	(0 .19)	–
Net Asset Value, End of Period	$ 7.25	$ 6.81	$ 10.99
Total Return(c)	8 .11%	(36 .92)%	8 .60%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 3,898	$ 2,428	$ 2,691
Ratio of Expenses to Average Net Assets(h)	1 .30%	1 .30%	1 .30%(e)
Ratio of Net Investment Income to Average Net Assets	1 .20%	0 .92%	0 .56%(e)
Portfolio Turnover Rate	7 .6%	8.2%	5.6%(e)

	FINANCIAL HIGHLIGHTS (Continued)
	PRINCIPAL FUNDS, INC.

	2009	2008	2007	2006	2005
LARGECAP S&P 500 INDEX FUND
Class J shares
Net Asset Value, Beginning of Period	$ 6.79	$ 10.95	$ 9.76	$ 8.56	$ 8.62
Income from Investment Operations:
Net Investment Income (Loss)(b)	0 .11	0.14	0.13	0 .11	0 .10
Net Realized and Unrealized Gain (Loss) on Investments	0 .47	(4 .05)	1.19	1 .21	0 .56
Total From Investment Operations	0 .58	(3 .91)	1.32	1 .32	0 .66
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .13)	(0 .13)	(0 .10)	(0 .08)	(0 .13)
Distributions from Realized Gains	–	(0 .12)	(0 .03)	(0 .04)	(0 .59)
Total Dividends and Distributions	(0 .13)	(0 .25)	(0 .13)	(0 .12)	(0 .72)
Net Asset Value, End of Period	$ 7.24	$ 6.79	$ 10.95	$ 9.76	$ 8.56
Total Return(c)	8 .95%	(36 .51)%	13 .73%	15 .48%	7 .72%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 260,397	$ 247,433	$ 423,409	$ 371,614	$ 309,862
Ratio of Expenses to Average Net Assets	0 .76%	0 .69%	0 .75%	0 .82%	0 .86%
Ratio of Gross Expenses to Average Net Assets(i)	0 .81%	–	–	–	–
Ratio of Net Investment Income to Average Net Assets	1 .72%	1 .54%	1 .24%	1 .16%	1 .20%
Portfolio Turnover Rate	7 .6%	8.2%	5.6%	3 .7%	11 .5%(f)

	2009	2008	2007	2006	2005
LARGECAP S&P 500 INDEX FUND
Institutional shares
Net Asset Value, Beginning of Period	$ 6.87	$ 11.08	$ 9.88	$ 8 .67	$ 8 .67
Income from Investment Operations:
Net Investment Income (Loss)(b)	0 .14	0.19	0.19	0 .16	0 .13
Net Realized and Unrealized Gain (Loss) on Investments	0 .48	(4 .09)	1.21	1 .23	0 .59
Total From Investment Operations	0 .62	(3 .90)	1.40	1 .39	0 .72
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .18)	(0 .19)	(0 .17)	(0 .14)	(0 .13)
Distributions from Realized Gains	–	(0 .12)	(0 .03)	(0 .04)	(0 .59)
Total Dividends and Distributions	(0 .18)	(0 .31)	(0 .20)	(0 .18)	(0 .72)
Net Asset Value, End of Period	$ 7.31	$ 6.87	$ 11.08	$ 9 .88	$ 8 .67
Total Return	9 .53%	(36 .15)%	14 .42%	16 .22%	8 .48%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 136,579	$ 112,221	$ 87,900	$ 30,128	$ 4,270
Ratio of Expenses to Average Net Assets	0 .19%	0 .16%	0 .15%	0 .15%	0 .15%
Ratio of Gross Expenses to Average Net Assets(j)	0 .25%	–	–	–	–
Ratio of Net Investment Income to Average Net Assets	2 .26%	2 .05%	1 .79%	1 .74%	1 .65%
Portfolio Turnover Rate	7 .6%	8.2%	5.6%	3 .7%	11 .5%(f)

	2009	2008	2007	2006	2005
LARGECAP S&P 500 INDEX FUND
R-1 shares
Net Asset Value, Beginning of Period	$ 6.81	$ 10.99	$ 9.80	$ 8.61	$ 8.68
Income from Investment Operations:
Net Investment Income (Loss)(b)	0 .09	0.11	0.10	0 .08	0 .06
Net Realized and Unrealized Gain (Loss) on Investments	0 .49	(4 .07)	1.20	1 .21	0 .58
Total From Investment Operations	0 .58	(3 .96)	1.30	1 .29	0 .64
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .10)	(0 .10)	(0 .08)	(0 .06)	(0 .12)
Distributions from Realized Gains	–	(0 .12)	(0 .03)	(0 .04)	(0 .59)
Total Dividends and Distributions	(0 .10)	(0 .22)	(0 .11)	(0 .10)	(0 .71)
Net Asset Value, End of Period	$ 7.29	$ 6.81	$ 10.99	$ 9.80	$ 8.61
Total Return	8 .71%	(36 .75)%	13 .43%	15 .07%	7 .53%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 12,677	$ 7,825	$ 13,456	$ 7,086	$ 1,312
Ratio of Expenses to Average Net Assets	1 .04%	1 .04%	1 .03%	1 .03%	1 .03%
Ratio of Net Investment Income to Average Net Assets	1 .35%	1 .19%	0 .94%	0 .88%	0 .66%
Portfolio Turnover Rate	7 .6%	8.2%	5.6%	3 .7%	11 .5%(f)

	FINANCIAL HIGHLIGHTS (Continued)
	PRINCIPAL FUNDS, INC.

	2009	2008	2007	2006	2005
LARGECAP S&P 500 INDEX FUND
R-2 shares
Net Asset Value, Beginning of Period	$ 6.84	$ 11.03	$ 9.84	$ 8.63	$ 8.69
Income from Investment Operations:
Net Investment Income (Loss)(b)	0 .10	0.12	0.11	0 .10	0 .10
Net Realized and Unrealized Gain (Loss) on Investments	0 .48	(4 .08)	1.20	1 .22	0 .56
Total From Investment Operations	0 .58	(3 .96)	1.31	1 .32	0 .66
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .11)	(0 .11)	(0 .09)	(0 .07)	(0 .13)
Distributions from Realized Gains	–	(0 .12)	(0 .03)	(0 .04)	(0 .59)
Total Dividends and Distributions	(0 .11)	(0 .23)	(0 .12)	(0 .11)	(0 .72)
Net Asset Value, End of Period	$ 7.31	$ 6.84	$ 11.03	$ 9.84	$ 8.63
Total Return	8 .82%	(36 .62)%	13 .52%	15 .41%	7 .65%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 47,447	$ 41,405	$ 70,976	$ 70,430	$ 60,110
Ratio of Expenses to Average Net Assets	0 .91%	0 .91%	0 .90%	0 .90%	0 .90%
Ratio of Net Investment Income to Average Net Assets	1 .55%	1 .32%	1 .10%	1 .08%	1 .17%
Portfolio Turnover Rate	7 .6%	8.2%	5.6%	3 .7%	11 .5%(f)

	2009	2008	2007	2006	2005
LARGECAP S&P 500 INDEX FUND
R-3 shares
Net Asset Value, Beginning of Period	$ 6.85	$ 11.06	$ 9.86	$ 8.66	$ 8.70
Income from Investment Operations:
Net Investment Income (Loss)(b)	0 .11	0.14	0.13	0 .11	0 .12
Net Realized and Unrealized Gain (Loss) on Investments	0 .49	(4 .10)	1.21	1 .22	0 .56
Total From Investment Operations	0 .60	(3 .96)	1.34	1 .33	0 .68
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .13)	(0 .13)	(0 .11)	(0 .09)	(0 .13)
Distributions from Realized Gains	–	(0 .12)	(0 .03)	(0 .04)	(0 .59)
Total Dividends and Distributions	(0 .13)	(0 .25)	(0 .14)	(0 .13)	(0 .72)
Net Asset Value, End of Period	$ 7.32	$ 6.85	$ 11.06	$ 9.86	$ 8.66
Total Return	9 .13%	(36 .59)%	13 .80%	15 .45%	7 .91%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 136,863	$ 118,216	$ 181,330	$ 129,817	$ 103,889
Ratio of Expenses to Average Net Assets	0 .73%	0 .73%	0 .72%	0 .72%	0 .72%
Ratio of Net Investment Income to Average Net Assets	1 .72%	1 .49%	1 .27%	1 .25%	1 .36%
Portfolio Turnover Rate	7 .6%	8.2%	5.6%	3 .7%	11 .5%(f)

	2009	2008	2007	2006	2005
LARGECAP S&P 500 INDEX FUND
R-4 shares
Net Asset Value, Beginning of Period	$ 6.89	$ 11.11	$ 9.91	$ 8.69	$ 8.72
Income from Investment Operations:
Net Investment Income (Loss)(b)	0 .12	0.15	0.15	0 .13	0 .13
Net Realized and Unrealized Gain (Loss) on Investments	0 .48	(4 .10)	1.21	1 .23	0 .56
Total From Investment Operations	0 .60	(3 .95)	1.36	1 .36	0 .69
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .15)	(0 .15)	(0 .13)	(0 .10)	(0 .13)
Distributions from Realized Gains	–	(0 .12)	(0 .03)	(0 .04)	(0 .59)
Total Dividends and Distributions	(0 .15)	(0 .27)	(0 .16)	(0 .14)	(0 .72)
Net Asset Value, End of Period	$ 7.34	$ 6.89	$ 11.11	$ 9.91	$ 8.69
Total Return	9 .18%	(36 .39)%	13 .94%	15 .85%	8 .03%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 83,855	$ 67,528	$ 63,469	$ 40,489	$ 16,902
Ratio of Expenses to Average Net Assets	0 .54%	0 .54%	0 .53%	0 .53%	0 .53%
Ratio of Net Investment Income to Average Net Assets	1 .90%	1 .67%	1 .45%	1 .41%	1 .49%
Portfolio Turnover Rate	7 .6%	8.2%	5.6%	3 .7%	11 .5%(f)

	FINANCIAL HIGHLIGHTS (Continued)
	PRINCIPAL FUNDS, INC.

	2009	2008	2007	2006	2005
LARGECAP S&P 500 INDEX FUND
R-5 shares
Net Asset Value, Beginning of Period	$ 6.93	$ 11.17	$ 9.96	$ 8.74	$ 8.75
Income from Investment Operations:
Net Investment Income (Loss)(b)	0 .13	0.17	0.17	0 .14	0 .14
Net Realized and Unrealized Gain (Loss) on Investments	0 .49	(4 .13)	1.21	1 .24	0 .57
Total From Investment Operations	0 .62	(3 .96)	1.38	1 .38	0 .71
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .16)	(0 .16)	(0 .14)	(0 .12)	(0 .13)
Distributions from Realized Gains	–	(0 .12)	(0 .03)	(0 .04)	(0 .59)
Total Dividends and Distributions	(0 .16)	(0 .28)	(0 .17)	(0 .16)	(0 .72)
Net Asset Value, End of Period	$ 7.39	$ 6.93	$ 11.17	$ 9.96	$ 8.74
Total Return	9 .31%	(36 .30)%	14 .11%	15 .89%	8 .25%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 173,787	$ 139,495	$ 250,112	$ 213,092	$ 156,818
Ratio of Expenses to Average Net Assets	0 .42%	0 .42%	0 .41%	0 .41%	0 .41%
Ratio of Net Investment Income to Average Net Assets	2 .02%	1 .81%	1 .59%	1 .56%	1 .66%
Portfolio Turnover Rate	7 .6%	8.2%	5.6%	3 .7%	11 .5%(f)

(a) Period from June 28, 2005, date shares first offered, through October 31, 2005.
(b) Calculated based on average shares outstanding during the period.
(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(d) Total return amounts have not been annualized.
(e) Computed on an annualized basis.
(f) Portfolio turnover rate excludes approximately $71,356,000 of securities from the acquisition of Principal LargeCap Stock Index Fund, Inc.
(g) Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.12 per share from January 10, 2007, through
January 16, 2007.
(h) Reflects Manager's contractual expense limit.
(i) Excludes expense reimbursement from Manager and/or Underwriter.
(j) Excludes expense reimbursement from Manager.

FINANCIAL STATEMENTS

The financial statements of the Acquiring Fund and the Acquired Fund included in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2009 are incorporated by reference into the Statement of Additional Information and have been so incorporated by reference in reliance on the report of Ernst & Young LLP, Independent Registered Public Accounting Firm. Copies of the Annual Report are
available upon request as described above.

LEGAL MATTERS

Certain matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Michael D. Roughton, Esq., Counsel to
PFI. Certain tax consequences of the Reorganization will be passed upon for the Acquiring Fund by Randy Lee Bergstrom, Esq., Assistant
Tax Counsel to PFI, and for the Acquired Fund by Carolyn F. Kolks, Esq., Assistant Tax Counsel to PFI.

OTHER INFORMATION

PFI is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of any PFI Fund must be received by
PFI a reasonable time before its solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF DIRECTORS

May 12, 2010
Des Moines, Iowa

Appendix A

FORM OF PLAN OF ACQUISITION

LargeCap Blend Fund I and
LargeCap S&P 500 Index Fund

The Board of Directors of Principal Funds, Inc., a Maryland corporation (the “Fund”), deems it advisable that
LargeCap S&P 500 Index Fund series of the Fund (“LargeCap S&P 500 Index”) acquire all of the assets of LargeCap Blend
Fund I series of the Fund (“LargeCap Blend”) in exchange for the assumption by LargeCap S&P 500 Index of all of the liabilities of LargeCap Blend and shares issued by LargeCap S&P 500 Index which are thereafter to be distributed by
LargeCap Blend pro rata to its shareholders in complete liquidation and termination of LargeCap Blend and in exchange for all of LargeCap Blend’s outstanding shares.

LargeCap Blend will transfer to LargeCap S&P 500 Index, and LargeCap S&P 500 Index will acquire from
LargeCap Blend, all of the assets of LargeCap Blend on the Closing Date and will assume from LargeCap Blend all of the liabilities of LargeCap Blend in exchange for the issuance of the number of shares of LargeCap S&P 500 Index determined as provided in the following paragraphs, which shares will be subsequently distributed pro rata to the shareholders of
LargeCap Blend in complete liquidation and termination of LargeCap Blend and in exchange for all of LargeCap Blend’s outstanding shares. LargeCap Blend will not issue, sell or transfer any of its shares after the Closing Date, and only redemption requests received by LargeCap Blend in proper form prior to the Closing Date shall be fulfilled by LargeCap
Blend. Redemption requests received by LargeCap Blend thereafter will be treated as requests for redemption of those shares of LargeCap S&P 500 Index allocable to the shareholder in question.

LargeCap Blend will declare, and LargeCap S&P 500 Index may declare, to its shareholders of record on or prior to the Closing Date a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, as of the Closing Date.

On the Closing Date, LargeCap S&P 500 Index will issue to LargeCap Blend a number of full and fractional shares of LargeCap S&P 500 Index, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of LargeCap Blend. The aggregate value of the net assets of LargeCap Blend and LargeCap S&P 500
Index shall be determined in accordance with the then current Prospectus of the Fund as of close of regularly scheduled trading on the New York Stock Exchange on the Closing Date.

The closing of the transactions contemplated in this Plan (the “Closing”) shall be held at the offices of Principal
Management Corporation, 680 8th Street, Des Moines, Iowa 50392 at 3:00 p.m. Central Time on July 23, 2010, or on such earlier or later date as fund management may determine. The date on which the Closing is to be held as provided in this Plan shall be known as the “Closing Date.”

In the event that on the Closing Date (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings or (b) trading on said Exchange is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for LargeCap S&P 500 Index or LargeCap Blend to fairly determine the value of its assets, the
Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed.

As soon as practicable after the Closing, LargeCap Blend shall (a) distribute on a pro rata basis to the shareholders of record of LargeCap Blend at the close of business on the Closing Date the shares of LargeCap S&P 500 Index received by
LargeCap Blend at the Closing in exchange for all of LargeCap Blend’s outstanding shares (the holders of Class A, Class C,
Class J, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and the Institutional Class shares of LargeCap Blend will receive, respectively, Class A, Class C, Class J, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class
shares of LargeCap S&P 500 Index. The holders of Class B shares of LargeCap Blend will receive Class A shares of
LargeCap S&P 500 Index), and (b) be liquidated in accordance with applicable law and the Fund’s Articles of Incorporation.

For purposes of the distribution of shares of LargeCap S&P 500 Index to shareholders of LargeCap Blend,
LargeCap S&P 500 Index shall credit its books an appropriate number of its shares to the account of each shareholder of
LargeCap Blend. No certificates will be issued for shares of LargeCap S&P 500 Index. After the Closing Date and until surrendered, each outstanding certificate, if any, which, prior to the Closing Date, represented shares of LargeCap Blend, shall be deemed for all purposes of the Fund’s Articles of Incorporation and Bylaws to evidence the appropriate number of shares of LargeCap S&P 500 Index to be credited on the books of LargeCap S&P 500 Index in respect of such shares of
LargeCap Blend as provided above.

Prior to the Closing Date, LargeCap Blend shall deliver to LargeCap S&P 500 Index a list setting forth the assets to be assigned, delivered and transferred to LargeCap S&P 500 Index, including the securities then owned by LargeCap Blend and the respective federal income tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by
LargeCap S&P 500 Index pursuant to this Plan.

All of LargeCap Blend’s portfolio securities shall be delivered by LargeCap Blend’s custodian on the Closing Date to LargeCap S&P 500 Index or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the Investment Company Act of 1940, transferred to an Fund in the name of LargeCap S&P
500 Index or its custodian with said depository. All cash to be delivered pursuant to this Plan shall be transferred from
LargeCap Blend’s Fund at its custodian to LargeCap S&P 500 Index’ Fund at its custodian. If on the Closing Date LargeCap
Blend is unable to make good delivery to LargeCap S&P 500 Index’ custodian of any of LargeCap Blend’s portfolio securities because such securities have not yet been delivered to LargeCap Blend’s custodian by its brokers or by the transfer agent for such securities, then the delivery requirement with respect to such securities shall be waived, and LargeCap Blend shall deliver to LargeCap S&P 500 Index’ custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to LargeCap S&P 500 Index, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers’ confirmations, as may be reasonably required by LargeCap S&P 500 Index.

This Plan may be abandoned and terminated, whether before or after action thereon by the shareholders of LargeCap
Blend and notwithstanding favorable action by such shareholders, if the Board of Directors believe that the consummation of the transactions contemplated hereunder would not be in the best interests of the shareholders of either Fund. This Plan may be amended by the Board of Directors at any time, except that after approval by the shareholders of LargeCap Blend no amendment may be made with respect to the Plan which in the opinion of the Board of Directors materially adversely affects the interests of the shareholders of LargeCap Blend.

Except as expressly provided otherwise in this Plan, LargeCap Blend will pay or cause to be paid all out-of-pocket fees and expenses incurred in connection with the transaction contemplated under this Plan, including, but not limited to, accountant’s fees, legal fees, and proxy related costs.

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed by its President and Chief Executive
Officer or its Executive Vice President as of the th day of __________, 2010.

PRINCIPAL FUNDS, INC.
on behalf of the LargeCap Blend Fund I

By:
Nora M. Everett, President and Chief Executive Officer

PRINCIPAL FUNDS, INC.
on behalf of the LargeCap S&P 500 Index Fund

By:
Michael J. Beer, Executive Vice President

Appendix B
DESCRIPTION OF INDEX
The performance tables included in this Information Statement/Prospectus provide performance information of the index described below.
An investment cannot be made directly in the index the index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the indices.

S&P 500 Index is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the *PHONE* or the *INTERNET*.

It saves Money! Telephone and Internet voting saves postage costs. These savings can help minimize shareholder meeting expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It's Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free *1-866-241-6192 or go to website: www.proxy-direct.com*

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do *not* mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY **PRINCIPAL FUNDS, INC.** **PROXY**

LARGECAP BLEND FUND I

SPECIAL MEETING OF SHAREHOLDERS JULY 15, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder appoints Michael J. Beer, Michael D. Roughton, and Ernest H. Gillum and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on this ballot, at the meeting of shareholders of the Fund to be held **July 15, 2010 at 10:00 a.m., Central Time**, and any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.

Check the appropriate box on this ballot, date and sign exactly as your name appears. Your signature acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement, both dated May 12, 2010. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR the proposal. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS BALLOT. PLEASE MARK, SIGN, DATE AND MAIL YOUR PROXY BALLOT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators, attorneys, guardians and trustees should so indicate when signing.

____
Signature and Title, if applicable

____
Signature (if held jointly)

____
Date LCB_21318B_042010

PLEASE MARK, SIGN, DATE AND MAIL YOUR PROXY BALLOT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Principal Funds Special Meeting of Shareholders to be held on July 15, 2010.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/lcb21318

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Please detach at perforation before mailing.

The Board of Directors recommends that shareholders vote FOR the Proposal. Sign the proxy ballot and return it as soon as possible in the enclosed envelope.

PLEASE MARK VOTES AS IN THIS EXAMPLE: ■

IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING.

LCB_21318B_042010

			LargeCap S&P 500	LargeCap S&P 500
	LargeCap Blend	LargeCap Blend	Index Fund Shares	Index Fund Value	Combined Portfolio	Combined Portfolio
COMMON STOCKS (continued)	Fund I Shares Held	Fund I Value (000's)	Held	(000's)	Shares Held	Value (000's)
Savings & Loans - Thrifts - 0.14%
Hudson City Bancorp Inc	99,270	$ 1,304	45,757	$ 601	145,027	$ 1,905
People's United Financial Inc	—	—	33,795	542	33,795	542
	$ 1,304		$ 1,143			$ 2,447
Schools - 0.12%
Apollo Group Inc (a)	13,990	799	12,375	707	26,365	1,506
DeVry Inc	—	—	6,006	332	6,006	332
Washington Post Co/The	—	—	602	260	602	260
	$ 799		$ 1,299			$ 2,098
Semiconductor Component - Integrated
Circuits - 0.11%
Analog Devices Inc	5,557	143	28,283	725	33,840	868
Integrated Device Technology Inc (a) *	86,257	507	—	—	86,257	507
Linear Technology Corp	—	—	21,564	558	21,564	558
	$ 650		$ 1,283			$ 1,933
Semiconductor Equipment - 0.14%
Applied Materials Inc	—	—	129,383	1,578	129,383	1,578
KLA-Tencor Corp	—	—	16,556	538	16,556	538
Novellus Systems Inc (a)	—	—	9,467	195	9,467	195
Teradyne Inc (a)	—	—	16,935	142	16,935	142
	$ —		$ 2,453			$ 2,453
Steel - Producers - 0.32%
AK Steel Holding Corp	—	—	10,612	168	10,612	168
Nucor Corp	45,499	1,813	30,526	1,216	76,025	3,029
Reliance Steel & Aluminum Co *	26,871	980	—	—	26,871	980
Schnitzer Steel Industries Inc *	27,582	1,193	—	—	27,582	1,193
United States Steel Corp	—	—	13,904	480	13,904	480
	$ 3,986		$ 1,864			$ 5,850
Steel - Specialty - 0.02%
Allegheny Technologies Inc	—	—	9,514	294	9,514	294

Telecommunication Equipment - 0.09%
Harris Corp	—	—	12,715	531	12,715	531
Tellabs Inc (a)	136,638	823	38,433	231	175,071	1,054
	$ 823		$ 762			$ 1,585
Telecommunication Equipment - Fiber
Optics - 0.16%
Ciena Corp (a)	—	—	8,880	104	8,880	104
Corning Inc	—	—	150,810	2,203	150,810	2,203
JDS Uniphase Corp (a)	83,567	467	21,051	118	104,618	585
	$ 467		$ 2,425			$ 2,892
Telecommunication Services - 0.02%
NeuStar Inc (a) *	17,245	398	—	—	17,245	398

Telephone - Integrated - 2.75%
AT&T Inc	655,099	16,816	572,356	14,692	1,227,455	31,508
CenturyTel Inc	28,050	911	28,837	936	56,887	1,847
Frontier Communications Corp	—	—	30,302	217	30,302	217
Qwest Communications International Inc	—	—	143,813	516	143,813	516
Sprint Nextel Corp (a)	562,075	1,664	278,984	826	841,059	2,490
Verizon Communications Inc	156,518	4,631	275,566	8,154	432,084	12,785
Windstream Corp	—	—	42,365	409	42,365	409
	$ 24,022		$ 25,750			$ 49,772
Television - 0.11%
CBS Corp	99,498	1,171	65,746	774	165,244	1,945

Tobacco - 2.24%
Altria Group Inc	182,018	3,296	200,941	3,639	382,959	6,935
Lorillard Inc	147,792	11,487	16,022	1,245	163,814	12,732
Philip Morris International Inc	236,490	11,200	187,661	8,888	424,151	20,088
Reynolds American Inc	—	—	16,393	795	16,393	795
	$ 25,983		$ 14,567			$ 40,550
Tools - Hand Held - 0.05%
Black & Decker Corp	—	—	5,837	276	5,837	276
Snap-On Inc	—	—	5,599	204	5,599	204
Stanley Works/The	—	—	7,698	348	7,698	348
	$ —		$ 828			$ 828
Toys - 0.05%
Hasbro Inc	—	—	12,214	333	12,214	333
Mattel Inc	—	—	34,920	661	34,920	661
	$ —		$ 994			$ 994
Transport - Rail - 0.44%
Burlington Northern Santa Fe Corp	—	—	25,399	1,913	25,399	1,913
CSX Corp	—	—	38,030	1,604	38,030	1,604
Norfolk Southern Corp	—	—	35,664	1,663	35,664	1,663
Union Pacific Corp	—	—	48,922	2,697	48,922	2,697
	$ —		$ 7,877			$ 7,877
Transport - Services - 1.64%
CH Robinson Worldwide Inc	—	—	16,334	900	16,334	900
Expeditors International of Washington Inc	49,424	1,592	20,579	663	70,003	2,255

PRO FORMA FINANCIAL STATEMENTS

On March 8, 2010 the Board of Directors of PFI approved a Plan of Acquisition whereby, the LargeCap S&P 500
Index Fund (the "Acquiring Fund") will acquire all the assets of the LargeCap Blend Fund I (the "Acquired Fund"), subject to the liabilities of the Acquired Fund, in exchange for a number of shares equal in value to the pro rata net assets of shares of the Acquired Fund (the "Reorganization").

Shown below are unaudited pro forma financial statements for the combined Acquiring Fund, assuming the
Reorganization had been consummated as of October 31, 2009. The first table presents pro forma Statements of
Assets and Liabilities for the combined Acquiring Fund. The second table presents pro forma Statements of
Operations for the combined Acquiring Fund. The third table presents a pro forma Schedule of Investments for the combined Acquiring Fund.

Please see the accompanying notes for additional information about the pro forma financial statements. The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Acquired Fund and the Acquiring Fund incorporated by reference in the Statement of Additional Information.

			Pro Forma Statements of Assets and Liabilities
			Principal Funds, Inc.
			October 31, 2009 (unaudited)
			Amounts in thousands

	LargeCap		LargeCap S&P	Pro Forma		Pro Forma LargeCap
	Blend Fund I		500 Index Fund	Adjustments		S&P 500 Index Fund
Investment in securities--at cost	$ 890,167		$ 993,930	$ -		$ 1,884,097
Assets
Investment in securities--at value	$ 896,163		$ 912,080	$ -		$ 1,808,243
Cash	2,791		39	-		2,830
Receivables:
Dividends and interest	1,106		1,082	-		2,188
Expense reimbursement from Manager	7		16	-		23
Expense reimbursement from Underwriter	1		11	-		12
Fund shares sold	126		643	-		769
Investment securities sold	-		614	-		614
Other assets	2		-	-		2
Prepaid directors' expenses	2		-	-		2
Total Assets	900,198		914,485	-		1,814,683

Liabilities
Accrued management and investment advisory fees	345		120	-		465
Accrued administrative service fees	1		56	-		57
Accrued distribution fees	36		167	-		203
Accrued service fees	1		67	-		68
Accrued transfer agent fees	116		141	-		257
Accrued directors' expenses	-		4			4
Accrued other expenses	120		73	-		193
Payables:						-
Fund shares redeemed	1,359		2,209	-		3,568
Reorganization costs	-		-	105	(e)	105
Variation margin on futures contracts	719		752	-		1,471
Total Liabilities	2,697		3,589	105		6,391
Net Assets Applicable to Outstanding Shares	$ 897,501		$ 910,896	$ (105)		$ 1,808,292

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 1,160,035		$ 1,031,797	-		$ 2,191,832
Accumulated undistributed (overdistributed) net investment income (operating loss)	9,836		10,990	(105)		20,721
Accumulated undistributed (overdistributed) net realized gain (loss)	(277,741)		(49,425)	-		(327,166)
Net unrealized appreciation (depreciation) of investments	5,371		(82,466)	-		(77,095)
Total Net Assets	$ 897,501		$ 910,896	$ (105)		$ 1,808,292

Capital Stock (par value: $.01 a share):
Shares authorized	555,000		585,000	-		585,000
Net Asset Value Per Share:
Class A: Net Assets	$ 79,710		$ 55,393	$ 4,471	(e)(f)	$ 139,574
Shares issued and outstanding	11,807		7,579	(291)	(d)	19,095
Net asset value per share	$ 6.75		$ 7.31			$ 7.31
Maximum offering price per share	$ 7.14	(a)	$ 7.42	(c)		$ 7.42	(c)

Class B: Net Assets	$ 4,527		N/A	$ (4,527)		N/A
Shares issued and outstanding	687			(687)	(d)
Net asset value per share	$ 6.59	(b)

Class C: Net Assets	$ 748		$ 3,898	$ (1)	(e)	$ 4,645
Shares issued and outstanding	111		537	(8)	(d)	640
Net asset value per share	$ 6.73	(b)	$ 7.25	(b)		$ 7.25	(b)

Class J: Net Assets	$ 30,908		$ 260,397	$ (21)	(e)	$ 291,284
Shares issued and outstanding	4,612		35,970	(346)	(d)	40,236
Net asset value per share	$ 6.70	(b)	$ 7.24	(b)		$ 7.24	(b)

Institutional: Net Assets	$ 773,554		$ 136,579	$ (21)	(e)	$ 910,112
Shares issued and outstanding	114,303		18,680	(8,485)	(d)	124,498
Net asset value per share	$ 6.77		$ 7.31			$ 7.31

R-1: Net Assets	$ 980		$ 12,677	$ (1)	(e)	$ 13,656
Shares issued and outstanding	146		1,740	(12)	(d)	1,874
Net asset value per share	$ 6.72		$ 7.29			$ 7.29

R-2: Net Assets	$ 1,681		$ 47,447	$ (1)	(e)	$ 49,127
Shares issued and outstanding	248		6,494	(18)	(d)	6,724
Net asset value per share	$ 6.78		$ 7.31			$ 7.31

R-3: Net Assets	$ 675		$ 136,863	$ (1)	(e)	$ 137,537
Shares issued and outstanding	99		18,709	(7)	(d)	18,801
Net asset value per share	$ 6.81		$ 7.32			$ 7.32

R-4: Net Assets	$ 1,292		$ 83,855	$ (1)	(e)	$ 85,146
Shares issued and outstanding	190		11,428	(14)	(d)	11,604
Net asset value per share	$ 6.80		$ 7.34			$ 7.34

R-5: Net Assets	$ 3,426		$ 173,787	$ (2)	(e)	$ 177,211
Shares issued and outstanding	501		23,521	(38)	(d)	23,984
Net asset value per share	$ 6.83		$ 7.39			$ 7.39

(a) Maximum offering price is equal to net asset value plus a front-end sales charge of 5.50% of the offering price or 5.82% of the net asset value.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(c) Maximum offering price is equal to net asset value plus a front-end sales charge of 1.50% of the offering price or 1.52% of the net asset value.
(d) Reflects new shares issued, net of retired shares of LargeCap Blend Fund I.
(e) Reduction in net assets to reflect the estimated expenses of the Reorganization.
(f) Increase in net assets to reflect the issuance of Class A shares of LargeCap S&P 500 Index Fund to holders of Class B shares of LargeCap Blend Fund I.

See accompanying notes

PRO FORMA STATEMENT OF OPERATIONS
Principal Funds, Inc.
Year Ended October 31, 2009 (unaudited)
					Pro Forma
	LargeCap Blend	LargeCap S&P 500	Pro Forma		LargeCap S&P 500
Amounts in thousands	Fund I	Index Fund	Adjustments		Index Fund
Net Investment Income (Operating Loss)
Income:
Dividends	$ 17,243	$ 19,075	$ -		$ 36,318
Interest	47	$ 39	-		86
Total Income	17,290	19,114	-		36,404
Expenses:
Management and investment advisory fees	3,286	1,166	(2,173)	(b)	2,279
Distribution Fees - Class A	185	73	12	(c)	270
Distribution Fees - Class B	48	N/A	(48)	(c)	-
Distribution Fees - Class C	6	30	-		36
Distribution Fees - Class J	129	1,040	-		1,169
Distribution Fees - R-1	2	33	-		35
Distribution Fees - R-2	5	119	-		124
Distribution Fees - R-3	3	287	-		290
Distribution Fees - R-4	2	70	-		72
Administrative service fees - R-1	2	26	-		28
Administrative service fees - R-2	3	80	-		83
Administrative service fees - R-3	2	173	-		175
Administrative service fees - R-4	2	91	-		93
Administrative service fees - R-5	3	156	-		159
Registration fees - Class A	17	17	(17)	(a)	17
Registration fees - Class B	16	N/A	(16)	(a)	-
Registration fees - Class C	15	16	(15)	(a)	16
Registration fees - Class J	15	20	(15)	(a)	20
Registration fees - Institutional	20	20	(20)	(a)	20
Service Fees - R-1	2	23	-		25
Service Fees - R-2	4	100	-		104
Service Fees - R-3	2	196	-		198
Service Fees - R-4	3	105	-		108
Service Fees - R-5	3	213	-		216
Shareholder meeting expense - Class A	104	-	-		104
Shareholder meeting expense - Class B	8	-	-		8
Shareholder meeting expense - Class C	1	-	-		1
Shareholder reports - Class A	16	8	1	(d)	25
Shareholder reports - Class B	1	N/A	(1)	(d)	-
Shareholder reports - Class C	-	1	-		1
Shareholder reports - Class J	4	34	-		38
Shareholder reports - Institutional	-	12	-		12
Transfer agent fees - Class A	411	207	40	(d)	658
Transfer agent fees - Class B	47	N/A	(47)	(a)	-
Transfer agent fees - Class C	8	14	(3)	(a)	19
Transfer agent fees - Class J	59	399	(10)	(a)	448
Transfer agent fees - Institutional	2	70	-		72
Custodian fees	15	20	(15)	(a)	20
Directors' expenses	5	33	-		38
Professional fees	4	6	-		10
Other expenses	7	27	-		34
Total Gross Expenses	4,467	4,885	(2,327)		7,025

Less: Reimbursement from Manager	18	-	-		18
Less: Reimbursement from Manager - Class C	21	27	-		48
Less: Reimbursement from Manager - Institutional	-	69	-		69
Less: Reimbursement from Underwriter - Class J	14	115	-		129
Total Net Expenses	4,414	4,674	(2,327)		6,761
Net Investment Income (Operating Loss)	12,876	14,440	2,327		29,643

Net Realized and Unrealized Gain (Loss) on Investments and Futures
Net realized gain (loss) from:
Investment transactions	(161,327)	(21,248)	-		(182,575)
Futures contracts	119	2,749	-		2,868
Change in unrealized appreciation/depreciation of:
Investments	216,250	82,612	-		298,862
Futures contracts	1,436	(1,378)	-		58
Net Realized and Unrealized Gain (Loss) on Investments and Futures	56,478	62,735	-		119,213
Net Increase (Decrease) in Net Assets R-esulting from Operations $	69,354	$ 77,175	$ 2,327		$ 148,856

(a)	To adjust expenses to reflect the Combined Fund's estimated fees and expenses, based on elimination of duplicate services.
(b)	Management and investment advisory fees decreased to reflect annual percentage rate of Acquiring Fund.
(c)	Distribution Fees decreased to reflect the exchange of Class A shares of the Acquiring Fund for Class B shares of the Acquired Fund.
(d)	To adjust expenses to reflect the Combined Funds estimated fees and expenses, based on the exchange of Class A shares of the
Acquiring Fund for Class B shares of the Acquired Fund.

See accompanying notes

Pro Forma Schedule of Investments

October 31, 2009

			LargeCap S&P 500	LargeCap S&P 500
	LargeCap Blend	LargeCap Blend	Index Fund Shares	Index Fund Value	Combined Portfolio	Combined Portfolio
COMMON STOCKS - 97.08%	Fund I Shares Held	Fund I Value (000's)	Held	(000's)	Shares Held	Value (000's)
Advertising Agencies - 0.07%
Interpublic Group of Cos Inc (a)	—	$ —	47,157	$ 284	47,157	$ 284
Omnicom Group Inc	—	—	30,147	1,033	30,147	1,033
	$ —			$ 1,317		$ 1,317
Aerospace & Defense - 1.32%
Boeing Co/The	—	—	70,471	3,369	70,471	3,369
General Dynamics Corp	—	—	37,357	2,342	37,357	2,342
Lockheed Martin Corp	74,744	5,142	31,320	2,155	106,064	7,297
Northrop Grumman Corp	131,401	6,587	30,859	1,547	162,260	8,134
Raytheon Co	—	—	37,774	1,710	37,774	1,710
Rockwell Collins Inc	4,714	237	15,293	770	20,007	1,007
	$ 11,966			$ 11,893		$ 23,859
Aerospace & Defense Equipment - 0.75%
Goodrich Corp	—	—	12,028	654	12,028	654
United Technologies Corp	117,660	7,230	91,312	5,611	208,972	12,841
	$ 7,230			$ 6,265		$ 13,495
Agricultural Chemicals - 0.66%
CF Industries Holdings Inc	21,861	1,820	4,701	391	26,562	2,211
Monsanto Co	93,045	6,251	52,959	3,558	146,004	9,809
	$ 8,071			$ 3,949		$ 12,020
Agricultural Operations - 0.48%
Archer-Daniels-Midland Co	173,201	5,217	62,284	1,876	235,485	7,093
Bunge Ltd *	27,629	1,576	—	—	27,629	1,576
	$ 6,793			$ 1,876		$ 8,669
Airlines - 0.06%
Southwest Airlines Co	59,052	496	71,927	604	130,979	1,100

Apparel Manufacturers - 0.11%
Coach Inc	—	—	30,857	1,017	30,857	1,017
Polo Ralph Lauren Corp	—	—	5,609	417	5,609	417
VF Corp	—	—	8,649	615	8,649	615
	$ —			$ 2,049		$ 2,049
Appliances - 0.03%
Whirlpool Corp	—	—	7,182	514	7,182	514

Applications Software - 2.91%
Citrix Systems Inc (a)	—	—	17,757	653	17,757	653
Compuware Corp (a)	—	—	23,043	162	23,043	162
Intuit Inc (a)	—	—	31,340	911	31,340	911
Microsoft Corp	1,042,841	28,918	752,045	20,854	1,794,886	49,772
Red Hat Inc (a)	—	—	18,238	471	18,238	471
Salesforce.com Inc (a)	—	—	10,586	601	10,586	601
	$ 28,918			$ 23,652		$ 52,570
Athletic Footwear - 0.13%
Nike Inc	—	—	37,712	2,345	37,712	2,345

Audio & Video Products - 0.15%
Harman International Industries Inc	67,444	2,537	6,726	253	74,170	2,790

Auto - Car & Light Trucks - 0.18%
Ford Motor Co (a)	151,661	1,062	312,496	2,187	464,157	3,249

Auto - Medium & Heavy Duty Trucks -
0.07%
PACCAR Inc	—	—	35,245	1,319	35,245	1,319

Auto/Truck Parts & Equipment -
Original - 0.47%
Autoliv Inc *	35,732	1,200	—	—	35,732	1,200
BorgWarner Inc *	41,075	1,245	—	—	41,075	1,245
Johnson Controls Inc	186,837	4,469	64,984	1,554	251,821	6,023
	$ 6,914			$ 1,554		$ 8,468
Beverages - Non-Alcoholic - 2.25%
Coca-Cola Co/The	125,752	6,704	224,814	11,985	350,566	18,689
Coca-Cola Enterprises Inc	—	—	30,768	587	30,768	587
Dr Pepper Snapple Group Inc	—	—	24,643	672	24,643	672
Hansen Natural Corp (a) *	57,689	2,085	—	—	57,689	2,085
Pepsi Bottling Group Inc	—	—	13,974	523	13,974	523
PepsiCo Inc	149,710	9,065	151,127	9,150	300,837	18,215
	$ 17,854			$ 22,917		$ 40,771
Beverages - Wine & Spirits - 0.05%
Brown-Forman Corp	—	—	10,659	520	10,659	520
Constellation Brands Inc (a)	—	—	19,276	305	19,276	305
	$ —			$ 825		$ 825

			LargeCap S&P 500	LargeCap S&P 500
	LargeCap Blend	LargeCap Blend	Index Fund Shares	Index Fund Value	Combined Portfolio	Combined Portfolio
COMMON STOCKS (continued)	Fund I Shares Held Fund	I Value (000's)	Held	(000's)	Shares Held	Value (000's)
Brewery - 0.04%
Molson Coors Brewing Co	—	$ —	15,212	$ 745	15,212	$ 745

Broadcasting Services & Programming -
0.15%
Scripps Networks Interactive	63,230	2,388	8,655	327	71,885	2,715

Building - Residential & Commercial -
0.05%
DR Horton Inc	—	—	26,763	293	26,763	293
KB Home	—	—	7,177	102	7,177	102
Lennar Corp	—	—	14,960	189	14,960	189
Pulte Homes Inc	—	—	30,662	276	30,662	276
	$ —		$ 860			$ 860
Building & Construction Products -
Miscellaneous - 0.02%
Armstrong World Industries Inc (a) *	10,250	382	—	—	10,250	382

Building Products - Wood - 0.02%
Masco Corp	—	—	34,846	409	34,846	409

Cable/Satellite TV - 0.71%
Comcast Corp - Class A	402,683	5,839	278,397	4,037	681,080	9,876
Comcast Corp - Special Class A *	38,689	542	—	—	38,689	542
DIRECTV Group Inc/The (a)	—	—	43,611	1,147	43,611	1,147
Time Warner Cable Inc	—	—	34,182	1,348	34,182	1,348
	$ 6,381		$ 6,532			$ 12,913
Casino Hotels - 0.02%
Wynn Resorts Ltd (a)	—	—	6,688	363	6,688	363

Casino Services - 0.03%
International Game Technology	—	—	28,744	513	28,744	513

Cellular Telecommunications - 0.01%
MetroPCS Communications Inc (a)	—	—	25,280	158	25,280	158

Chemicals - Diversified - 0.62%
Dow Chemical Co/The	12,284	288	110,942	2,605	123,226	2,893
EI Du Pont de Nemours & Co	102,814	3,272	87,659	2,789	190,473	6,061
FMC Corp	—	—	7,033	359	7,033	359
Huntsman Corp. *	126,540	1,006	—	—	126,540	1,006
PPG Industries Inc	—	—	15,998	903	15,998	903
	$ 4,566		$ 6,656			$ 11,222
Chemicals - Specialty - 0.25%
Eastman Chemical Co	43,250	2,271	7,049	370	50,299	2,641
Ecolab Inc	—	—	22,974	1,010	22,974	1,010
International Flavors & Fragrances Inc	—	—	7,663	292	7,663	292
Sigma-Aldrich Corp	—	—	11,817	614	11,817	614
	$ 2,271		$ 2,286			$ 4,557
Coal - 0.16%
Consol Energy Inc	—	—	17,530	751	17,530	751
Massey Energy Co	—	—	8,291	241	8,291	241
Peabody Energy Corp	22,994	910	25,964	1,028	48,958	1,938
	$ 910		$ 2,020			$ 2,930
Coatings & Paint - 0.03%
Sherwin-Williams Co/The	—	—	9,476	541	9,476	541

Commercial Banks - 0.38%
BB&T Corp	150,632	3,602	66,120	1,581	216,752	5,183
First Horizon National Corp (a)	—	—	21,209	251	21,209	251
M&T Bank Corp	—	—	8,010	503	8,010	503
Marshall & Ilsley Corp	—	—	48,857	260	48,857	260
Regions Financial Corp	—	—	115,266	558	115,266	558
Zions Bancorporation	—	—	12,265	174	12,265	174
	$ 3,602		$ 3,327			$ 6,929
Commercial Services - 0.05%
Convergys Corp (a)	—	—	11,918	129	11,918	129
Iron Mountain Inc (a)	—	—	17,484	427	17,484	427
Quanta Services Inc (a)	—	—	20,278	430	20,278	430
	$ —		$ 986			$ 986
Commercial Services - Finance - 0.60%
Automatic Data Processing Inc	—	—	48,713	1,939	48,713	1,939
Equifax Inc	—	—	12,259	336	12,259	336
H&R Block Inc	—	—	32,528	597	32,528	597
Mastercard Inc	—	—	9,308	2,039	9,308	2,039
Moody's Corp	20,283	480	19,026	450	39,309	930
Paychex Inc	—	—	31,166	885	31,166	885
SEI Investments Co *	143,489	2,507	—	—	143,489	2,507
Total System Services Inc	—	—	19,125	305	19,125	305
Western Union Co/The	—	—	68,057	1,237	68,057	1,237
	$ 2,987		$ 7,788			$ 10,775

			LargeCap S&P 500	LargeCap S&P 500
	LargeCap Blend	LargeCap Blend	Index Fund Shares	Index Fund Value	Combined Portfolio	Combined Portfolio
COMMON STOCKS (continued)	Fund I Shares Held	Fund I Value (000's)	Held	(000's)	Shares Held	Value (000's)
Computer Aided Design - 0.03%
Autodesk Inc (a)	—	$ —	22,286	$ 556	22,286	$ 556

Computer Services - 0.66%
Accenture PLC - Class A *	259,038	9,605	—	—	259,038	9,605
Affiliated Computer Services Inc (a)	—	—	9,472	494	9,472	494
Cognizant Technology Solutions Corp (a)	—	—	28,444	1,099	28,444	1,099
Computer Sciences Corp (a)	—	—	14,716	746	14,716	746
	$ 9,605		$ 2,339			$ 11,944
Computers - 3.99%
Apple Inc (a)	13,921	2,624	86,903	16,381	100,824	19,005
Dell Inc (a)	406,725	5,893	166,948	2,419	573,673	8,312
Hewlett-Packard Co	134,022	6,361	230,016	10,916	364,038	17,277
IBM Corp	82,738	9,979	127,168	15,338	209,906	25,317
Sun Microsystems Inc (a) *	204,122	1,670	73,083	598	277,205	2,268
	$ 26,527		$ 45,652			$ 72,179
Computers - Integrated Systems - 0.03%
Teradata Corp (a)	—	—	16,666	465	16,666	465

Computers - Memory Devices - 1.32%
EMC Corp/Massachusetts (a)	215,026	3,542	196,158	3,231	411,184	6,773
NetApp Inc (a)	15,357	415	32,630	883	47,987	1,298
SanDisk Corp (a)	45,800	938	22,027	451	67,827	1,389
Seagate Technology *	539,157	7,521	—	—	539,157	7,521
Western Digital Corp (a)	180,428	6,077	21,797	734	202,225	6,811
	$ 18,493		$ 5,299			$ 23,792
Computers - Peripheral Equipment -
0.04%
Lexmark International Inc (a)	23,421	597	7,575	193	30,996	790

Consumer Products - Miscellaneous -
0.21%
Clorox Co	—	—	13,518	801	13,518	801
Fortune Brands Inc	—	—	14,575	568	14,575	568
Kimberly-Clark Corp	—	—	40,210	2,459	40,210	2,459
	$ —		$ 3,828			$ 3,828
Containers - Metal & Glass - 0.22%
Ball Corp	62,297	3,073	9,130	450	71,427	3,523
Owens-Illinois Inc (a)	—	—	16,335	521	16,335	521
	$ 3,073		$ 971			$ 4,044
Containers - Paper & Plastic - 0.10%
Bemis Co Inc	4,724	122	10,477	271	15,201	393
Packaging Corp of America *	28,265	517	—	—	28,265	517
Pactiv Corp (a)	—	—	12,802	295	12,802	295
Sealed Air Corp	—	—	15,403	296	15,403	296
Sonoco Products Co *	12,334	330	—	—	12,334	330
	$ 969		$ 862			$ 1,831
Cosmetics & Toiletries - 2.40%
Avon Products Inc	—	—	41,418	1,327	41,418	1,327
Colgate-Palmolive Co	65,333	5,137	48,352	3,802	113,685	8,939
Estee Lauder Cos Inc/The	—	—	11,449	487	11,449	487
Procter & Gamble Co	279,818	16,230	283,160	16,423	562,978	32,653
	$ 21,367		$ 22,039			$ 43,406
Cruise Lines - 0.16%
Carnival Corp	58,434	1,702	42,506	1,238	100,940	2,940

Data Processing & Management - 0.10%
Dun & Bradstreet Corp	—	—	5,119	392	5,119	392
Fidelity National Information Services Inc	—	—	30,186	657	30,186	657
Fiserv Inc (a)	—	—	14,976	687	14,976	687
	$ —		$ 1,736			$ 1,736
Dental Supplies & Equipment - 0.04%
DENTSPLY International Inc	—	—	14,415	475	14,415	475
Patterson Cos Inc (a)	—	—	9,018	230	9,018	230
	$ —		$ 705			$ 705
Dialysis Centers - 0.03%
DaVita Inc (a)	—	—	10,089	535	10,089	535

Disposable Medical Products - 0.04%
CR Bard Inc	—	—	9,470	711	9,470	711

Distribution & Wholesale - 0.35%
Fastenal Co	—	—	12,824	442	12,824	442
Genuine Parts Co	—	—	15,476	542	15,476	542
Ingram Micro Inc (a) *	221,173	3,904	—	—	221,173	3,904
Tech Data Corp (a) *	21,788	837	—	—	21,788	837
WW Grainger Inc	—	—	6,071	569	6,071	569
	$ 4,741		$ 1,553			$ 6,294
Diversified Banking Institutions - 4.38%
Bank of America Corp	933,194	13,606	839,286	12,237	1,772,480	25,843

			LargeCap S&P 500	LargeCap S&P 500
	LargeCap Blend	LargeCap Blend	Index Fund Shares	Index Fund Value	Combined Portfolio	Combined Portfolio
COMMON STOCKS (continued)	Fund I Shares Held Fund I	Value (000's)	Held	(000's)	Shares Held	Value (000's)
Diversified Banking Institutions
(continued)
Citigroup Inc	1,326,112	$ 5,424	1,265,175	$ 5,174	2,591,287	$ 10,598
Goldman Sachs Group Inc/The	—	—	49,595	8,440	49,595	8,440
JP Morgan Chase & Co	339,140	14,166	381,497	15,935	720,637	30,101
Morgan Stanley	—	—	131,852	4,235	131,852	4,235
	$ 33,196		$ 46,021			$ 79,217
Diversified Manufacturing Operations -
3.04%
3M Co	14,659	1,078	67,744	4,984	82,403	6,062
Carlisle Cos Inc *	3,594	112	—	—	3,594	112
Danaher Corp	—	—	25,124	1,714	25,124	1,714
Dover Corp	—	—	18,057	680	18,057	680
Eaton Corp	43,351	2,621	16,065	971	59,416	3,592
General Electric Co	932,303	13,295	1,030,904	14,701	1,963,207	27,996
Honeywell International Inc	73,432	2,635	72,956	2,618	146,388	5,253
Illinois Tool Works Inc	60,570	2,781	37,359	1,716	97,929	4,497
Ingersoll-Rand PLC *	5,714	180	—	—	5,714	180
ITT Corp	—	—	17,695	897	17,695	897
Leggett & Platt Inc	6,974	135	15,147	293	22,121	428
Parker Hannifin Corp	—	—	15,572	825	15,572	825
Textron Inc	—	—	26,216	466	26,216	466
Trinity Industries Inc *	19,137	323	—	—	19,137	323
Tyco International Ltd *	57,991	1,946	—	—	57,991	1,946
	$ 25,106		$ 29,865			$ 54,971
Diversified Operations - 0.02%
Leucadia National Corp	—	—	18,440	414	18,440	414

E-Commerce - Products - 0.59%
Amazon.com Inc (a)	57,220	6,798	32,255	3,832	89,475	10,630

E-Commerce - Services - 0.21%
eBay Inc (a)	20,794	463	108,908	2,425	129,702	2,888
Expedia Inc (a)	—	—	20,428	463	20,428	463
Liberty Media Corp - Interactive (a) *	14,138	161	—	—	14,138	161
NetFlix Inc (a) *	4,324	231	—	—	4,324	231
	$ 855		$ 2,888			$ 3,743
Electric - Generation - 0.05%
AES Corp/The	—	—	64,706	846	64,706	846

Electric - Integrated - 2.63%
Allegheny Energy Inc	—	—	16,441	375	16,441	375
Ameren Corp	14,390	350	22,639	551	37,029	901
American Electric Power Co Inc	—	—	46,253	1,398	46,253	1,398
CMS Energy Corp	—	—	22,207	295	22,207	295
Consolidated Edison Inc	—	—	26,676	1,085	26,676	1,085
Constellation Energy Group Inc	—	—	19,463	602	19,463	602
Dominion Resources Inc/VA	45,065	1,536	57,745	1,969	102,810	3,505
DTE Energy Co	—	—	15,955	590	15,955	590
Duke Energy Corp	589,728	9,330	125,794	1,990	715,522	11,320
Edison International	—	—	31,607	1,006	31,607	1,006
Entergy Corp	—	—	18,994	1,457	18,994	1,457
Exelon Corp	152,744	7,173	63,937	3,002	216,681	10,175
FirstEnergy Corp	—	—	29,572	1,280	29,572	1,280
FPL Group Inc	—	—	39,916	1,960	39,916	1,960
Integrys Energy Group Inc	12,533	434	7,414	257	19,947	691
Northeast Utilities	—	—	17,004	392	17,004	392
Pepco Holdings Inc	—	—	21,422	320	21,422	320
PG&E Corp	—	—	35,960	1,470	35,960	1,470
Pinnacle West Capital Corp	—	—	9,817	307	9,817	307
PPL Corp	—	—	36,532	1,076	36,532	1,076
Progress Energy Inc	—	—	27,095	1,017	27,095	1,017
Public Service Enterprise Group Inc	14,638	436	49,085	1,463	63,723	1,899
SCANA Corp	—	—	10,697	362	10,697	362
Southern Co	—	—	77,225	2,409	77,225	2,409
TECO Energy Inc	—	—	20,735	297	20,735	297
Wisconsin Energy Corp	—	—	11,342	495	11,342	495
Xcel Energy Inc	—	—	44,210	833	44,210	833
	$ 19,259		$ 28,258			$ 47,517
Electric Products - Miscellaneous - 0.54%
Emerson Electric Co	180,659	6,820	72,911	2,753	253,570	9,573
Molex Inc	—	—	13,185	246	13,185	246
	$ 6,820		$ 2,999			$ 9,819
Electronic Components - Miscellaneous -
0.11%
Gentex Corp *	43,769	701	—	—	43,769	701
Jabil Circuit Inc	—	—	17,888	239	17,888	239
Tyco Electronics Ltd *	48,134	1,023	—	—	48,134	1,023
	$ 1,724		$ 239			$ 1,963

			LargeCap S&P 500	LargeCap S&P 500
	LargeCap Blend	LargeCap Blend	Index Fund Shares	Index Fund Value	Combined Portfolio	Combined Portfolio
COMMON STOCKS (continued)	Fund I Shares Held Fund I	Value (000's)	Held	(000's)	Shares Held	Value (000's)
Electronic Components - Semiconductors
- 2.39%
Advanced Micro Devices Inc (a)	—	$ —	54,403	$ 250	54,403	$ 250
Altera Corp	—	—	28,539	565	28,539	565
Broadcom Corp (a)	23,250	619	41,853	1,114	65,103	1,733
Intel Corp	744,693	14,231	543,059	10,378	1,287,752	24,609
LSI Corp (a)	132,581	679	63,242	324	195,823	1,003
MEMC Electronic Materials Inc (a)	—	—	21,687	269	21,687	269
Microchip Technology Inc	—	—	17,748	425	17,748	425
Micron Technology Inc (a)	—	—	82,152	558	82,152	558
National Semiconductor Corp	—	—	22,706	294	22,706	294
NVIDIA Corp (a)	—	—	53,142	636	53,142	636
QLogic Corp (a)	25,278	443	11,457	201	36,735	644
Texas Instruments Inc	373,704	8,763	122,370	2,869	496,074	11,632
Xilinx Inc	—	—	26,776	582	26,776	582
	$ 24,735		$ 18,465			$ 43,200
Electronic Connectors - 0.04%
Amphenol Corp	—	—	16,629	667	16,629	667

Electronic Forms - 0.24%
Adobe Systems Inc (a)	80,375	2,648	50,930	1,678	131,305	4,326

Electronic Measurement Instruments -
0.07%
Agilent Technologies Inc (a)	—	—	33,479	828	33,479	828
FLIR Systems Inc (a)	—	—	14,695	409	14,695	409
	$ —		$ 1,237			$ 1,237
Electronic Parts Distribution - 0.08%
Arrow Electronics Inc (a) *	18,805	476	—	—	18,805	476
Avnet Inc (a) *	36,114	895	—	—	36,114	895
	$ 1,371		$ —			$ 1,371
Electronics - Military - 0.07%
L-3 Communications Holdings Inc	6,542	473	11,309	818	17,851	1,291

Energy - Alternate Sources - 0.03%
First Solar Inc (a)	—	—	4,672	570	4,672	570

Engineering - Research & Development
Services - 0.14%
Fluor Corp	—	—	17,449	775	17,449	775
Jacobs Engineering Group Inc (a)	15,880	671	12,021	508	27,901	1,179
URS Corp (a) *	14,122	549	—	—	14,122	549
	$ 1,220		$ 1,283			$ 2,503
Engines - Internal Combustion - 0.12%
Cummins Inc	31,256	1,346	19,577	843	50,833	2,189

Enterprise Software & Services - 0.99%
BMC Software Inc (a)	—	—	17,849	663	17,849	663
CA Inc	—	—	38,618	808	38,618	808
Novell Inc (a)	—	—	33,643	138	33,643	138
Oracle Corp	395,355	8,342	378,884	7,994	774,239	16,336
	$ 8,342		$ 9,603			$ 17,945
Entertainment Software - 0.07%
Activision Blizzard Inc (a) *	30,059	326	—	—	30,059	326
Electronic Arts Inc (a)	24,142	440	31,385	572	55,527	1,012
	$ 766		$ 572			$ 1,338
Fiduciary Banks - 0.64%
Bank of New York Mellon Corp/The	201,297	5,367	116,686	3,111	317,983	8,478
Northern Trust Corp	—	—	23,418	1,176	23,418	1,176
State Street Corp	—	—	47,970	2,014	47,970	2,014
	$ 5,367		$ 6,301			$ 11,668
Filtration & Separation Products - 0.02%
Pall Corp	—	—	11,440	363	11,440	363

Finance - Auto Loans - 0.01%
AmeriCredit Corp (a) *	13,871	245	—	—	13,871	245

Finance - Consumer Loans - 0.02%
SLM Corp (a)	—	—	45,362	440	45,362	440

Finance - Credit Card - 0.39%
American Express Co	—	—	115,364	4,019	115,364	4,019
Discover Financial Services	161,543	2,284	51,968	735	213,511	3,019
	$ 2,284		$ 4,754			$ 7,038
Finance - Investment Banker & Broker -
0.10%
Charles Schwab Corp/The	—	—	92,343	1,601	92,343	1,601
E*Trade Financial Corp (a)	—	—	139,548	204	139,548	204
	$ —		$ 1,805			$ 1,805
Finance - Other Services - 0.20%
CME Group Inc	—	—	6,444	1,950	6,444	1,950

			LargeCap S&P 500	LargeCap S&P 500
	LargeCap Blend	LargeCap Blend	Index Fund Shares	Index Fund Value	Combined Portfolio	Combined Portfolio
COMMON STOCKS (continued)	Fund I Shares Held Fund I	Value (000's)	Held	(000's)	Shares Held	Value (000's)
Finance - Other Services (continued)
IntercontinentalExchange Inc (a)	—	$ —	7,098	$ 711	7,098	$ 711
NASDAQ OMX Group Inc/The (a)	—	—	13,767	249	13,767	249
NYSE Euronext	—	—	25,222	652	25,222	652
	$ —		$ 3,562			$ 3,562
Financial Guarantee Insurance - 0.02%
MBIA Inc (a) *	72,938	296	15,335	62	88,273	358

Food - Confectionery - 0.15%
Hershey Co/The	40,800	1,542	16,087	608	56,887	2,150
JM Smucker Co/The	—	—	11,539	608	11,539	608
	$ 1,542		$ 1,216			$ 2,758
Food - Dairy Products - 0.02%
Dean Foods Co (a)	—	—	17,489	319	17,489	319

Food - Meat Products - 0.31%
Hormel Foods Corp	61,976	2,260	6,770	247	68,746	2,507
Smithfield Foods Inc (a) *	26,429	352	—	—	26,429	352
Tyson Foods Inc	187,397	2,346	29,619	371	217,016	2,717
	$ 4,958		$ 618			$ 5,576
Food - Miscellaneous/Diversified - 0.62%
Campbell Soup Co	—	—	18,691	593	18,691	593
ConAgra Foods Inc	—	—	42,887	901	42,887	901
General Mills Inc	—	—	31,568	2,081	31,568	2,081
HJ Heinz Co	—	—	30,576	1,230	30,576	1,230
Kellogg Co	—	—	24,883	1,282	24,883	1,282
Kraft Foods Inc	—	—	143,086	3,938	143,086	3,938
McCormick & Co Inc/MD	—	—	12,678	444	12,678	444
Sara Lee Corp	—	—	67,485	762	67,485	762
	$ —		$ 11,231			$ 11,231
Food - Retail - 0.17%
Kroger Co/The	—	—	63,197	1,462	63,197	1,462
Safeway Inc	—	—	40,404	902	40,404	902
SUPERVALU Inc	—	—	20,565	326	20,565	326
Whole Foods Market Inc (a)	—	—	13,628	437	13,628	437
	$ —		$ 3,127			$ 3,127
Food - Wholesale & Distribution - 0.08%
Sysco Corp	—	—	57,334	1,516	57,334	1,516

Forestry - 0.17%
Plum Creek Timber Co Inc	58,224	1,822	15,794	494	74,018	2,316
Weyerhaeuser Co	—	—	20,504	745	20,504	745
	$ 1,822		$ 1,239			$ 3,061
Garden Products - 0.15%
Toro Co *	71,472	2,646	—	—	71,472	2,646

Gas - Distribution - 0.19%
Centerpoint Energy Inc	—	—	37,484	472	37,484	472
Nicor Inc	—	—	4,387	163	4,387	163
NiSource Inc	97,738	1,263	26,710	345	124,448	1,608
Sempra Energy	—	—	23,800	1,225	23,800	1,225
	$ 1,263		$ 2,205			$ 3,468
Gold Mining - 0.22%
Newmont Mining Corp	45,859	1,993	47,534	2,066	93,393	4,059

Hazardous Waste Disposal - 0.02%
Stericycle Inc (a)	—	—	8,251	432	8,251	432

Home Decoration Products - 0.02%
Newell Rubbermaid Inc	—	—	26,940	391	26,940	391

Hospital Beds & Equipment - 0.01%
Hill-Rom Holdings Inc *	7,869	154	—	—	7,869	154

Hotels & Motels - 0.23%
Marriott International Inc/DE	72,048	1,806	24,386	611	96,434	2,417
Starwood Hotels & Resorts Worldwide Inc	—	—	18,124	527	18,124	527
Wyndham Worldwide Corp	54,372	927	17,327	295	71,699	1,222
	$ 2,733		$ 1,433			$ 4,166
Human Resources - 0.20%
Manpower Inc *	47,864	2,269	—	—	47,864	2,269
Monster Worldwide Inc (a)	—	—	12,214	177	12,214	177
Robert Half International Inc	34,680	805	14,732	342	49,412	1,147
	$ 3,074		$ 519			$ 3,593
Independent Power Producer - 0.05%
Dynegy Inc (a) *	46,552	93	49,182	98	95,734	191
Mirant Corp (a) *	53,028	741	—	—	53,028	741
	$ 834		$ 98			$ 932

			LargeCap S&P 500	LargeCap S&P 500
	LargeCap Blend	LargeCap Blend	Index Fund Shares	Index Fund Value	Combined Portfolio	Combined Portfolio
COMMON STOCKS (continued)	Fund I Shares Held	Fund I Value (000's)	Held	(000's)	Shares Held	Value (000's)
Industrial Automation & Robots - 0.03%
Rockwell Automation Inc/DE	—	$ —	13,771	$ 564	13,771	$ 564

Industrial Gases - 0.24%
Air Products & Chemicals Inc	—	—	20,380	1,572	20,380	1,572
Airgas Inc	—	—	7,922	352	7,922	352
Praxair Inc	—	—	29,762	2,364	29,762	2,364
	$ —		$ 4,288			$ 4,288
Instruments - Scientific - 0.30%
PerkinElmer Inc	—	—	11,321	211	11,321	211
Thermo Fisher Scientific Inc (a)	63,342	2,850	39,595	1,782	102,937	4,632
Waters Corp (a)	—	—	9,266	532	9,266	532
	$ 2,850		$ 2,525			$ 5,375
Insurance Brokers - 0.12%
Aon Corp	—	—	26,627	1,026	26,627	1,026
Marsh & McLennan Cos Inc	—	—	50,816	1,192	50,816	1,192
	$ —		$ 2,218			$ 2,218
Internet Infrastructure Software - 0.02%
Akamai Technologies Inc (a)	—	—	16,725	368	16,725	368

Internet Security - 0.51%
McAfee Inc (a)	—	—	15,250	639	15,250	639
Symantec Corp (a)	253,403	4,455	79,015	1,389	332,418	5,844
VeriSign Inc (a)	99,981	2,280	18,710	427	118,691	2,707
	$ 6,735		$ 2,455			$ 9,190
Investment Companies - 0.01%
Allied Capital Corp *	58,608	183	—	—	58,608	183

Investment Management & Advisory
Services - 0.95%
Ameriprise Financial Inc	—	—	24,737	857	24,737	857
Eaton Vance Corp *	59,701	1,695	—	—	59,701	1,695
Federated Investors Inc	114,868	3,015	8,583	225	123,451	3,240
Franklin Resources Inc	2,548	267	14,524	1,520	17,072	1,787
Invesco Ltd	—	—	40,361	854	40,361	854
Janus Capital Group Inc	—	—	17,667	232	17,667	232
Legg Mason Inc	—	—	15,754	458	15,754	458
T Rowe Price Group Inc	139,874	6,816	24,846	1,211	164,720	8,027
	$ 11,793		$ 5,357			$ 17,150
Life & Health Insurance - 0.96%
Aflac Inc	22,518	934	45,354	1,882	67,872	2,816
Lincoln National Corp	28,209	672	29,306	698	57,515	1,370
Protective Life Corp *	22,883	441	—	—	22,883	441
Prudential Financial Inc	85,441	3,865	44,915	2,032	130,356	5,897
Torchmark Corp	9,059	368	8,026	326	17,085	694
Unum Group	278,418	5,554	32,150	641	310,568	6,195
	$ 11,834		$ 5,579			$ 17,413
Linen Supply & Related Items - 0.02%
Cintas Corp	—	—	12,747	353	12,747	353

Machinery - Construction & Mining -
0.27%
Caterpillar Inc	29,555	1,627	60,271	3,319	89,826	4,946

Machinery - Farm - 0.21%
AGCO Corp (a) *	38,727	1,088	—	—	38,727	1,088
Deere & Co	18,325	835	41,030	1,869	59,355	2,704
	$ 1,923		$ 1,869			$ 3,792
Machinery - Pumps - 0.03%
Flowserve Corp	—	—	5,425	533	5,425	533

Medical - Biomedical/Gene - 2.00%
Amgen Inc (a)	130,524	7,013	98,511	5,293	229,035	12,306
Biogen Idec Inc (a)	40,112	1,690	28,022	1,180	68,134	2,870
Celgene Corp (a)	12,584	643	44,491	2,271	57,075	2,914
Genzyme Corp (a)	59,998	3,036	26,222	1,327	86,220	4,363
Gilead Sciences Inc (a)	206,684	8,794	87,722	3,733	294,406	12,527
Life Technologies Corp (a)	—	—	17,107	807	17,107	807
Millipore Corp (a)	—	—	5,388	361	5,388	361
	$ 21,176		$ 14,972			$ 36,148
Medical - Drugs - 4.79%
Abbott Laboratories	7,173	363	149,968	7,584	157,141	7,947
Allergan Inc/United States	—	—	29,832	1,678	29,832	1,678
Bristol-Myers Squibb Co	68,824	1,500	192,168	4,189	260,992	5,689
Cephalon Inc (a)	—	—	7,241	395	7,241	395
Eli Lilly & Co	312,940	10,643	98,090	3,336	411,030	13,979
Forest Laboratories Inc (a)	103,800	2,872	29,266	810	133,066	3,682
King Pharmaceuticals Inc (a)	69,775	707	24,072	244	93,847	951
Merck & Co Inc/NJ	195,209	6,038	204,580	6,328	399,789	12,366
Pfizer Inc	960,043	16,350	782,301	13,322	1,742,344	29,672

			LargeCap S&P 500	LargeCap S&P 500
	LargeCap Blend	LargeCap Blend	Index Fund Shares	Index Fund Value	Combined Portfolio	Combined Portfolio
COMMON STOCKS (continued)	Fund I Shares Held	Fund I Value (000's)	Held	(000's)	Shares Held	Value (000's)
Medical - Drugs (continued)
Schering-Plough Corp	206,331	$ 5,818	158,508	$ 4,470	364,839	$ 10,288
	$ 44,291		$ 42,356			$ 86,647
Medical - Generic Drugs - 0.05%
Mylan Inc/PA (a)	—	—	29,620	481	29,620	481
Watson Pharmaceuticals Inc (a)	2,975	102	10,257	353	13,232	455
	$ 102		$ 834			$ 936
Medical - HMO - 0.78%
Aetna Inc	—	—	42,345	1,102	42,345	1,102
CIGNA Corp	—	—	26,455	737	26,455	737
Coventry Health Care Inc (a)	101,669	2,016	14,510	288	116,179	2,304
Humana Inc (a)	—	—	16,458	618	16,458	618
UnitedHealth Group Inc	82,420	2,139	112,766	2,926	195,186	5,065
WellPoint Inc (a)	46,210	2,161	46,085	2,155	92,295	4,316
	$ 6,316		$ 7,826			$ 14,142
Medical - Hospitals - 0.01%
Tenet Healthcare Corp (a)	—	—	42,003	215	42,003	215

Medical - Wholesale Drug Distribution -
0.57%
AmerisourceBergen Corp	15,210	337	28,837	639	44,047	976
Cardinal Health Inc	129,314	3,664	34,893	989	164,207	4,653
McKesson Corp	52,695	3,095	25,818	1,516	78,513	4,611
	$ 7,096		$ 3,144			$ 10,240
Medical Information Systems - 0.02%
IMS Health Inc	—	—	17,693	290	17,693	290

Medical Instruments - 0.70%
Beckman Coulter Inc *	17,020	1,095	—	—	17,020	1,095
Boston Scientific Corp (a)	303,756	2,466	146,242	1,188	449,998	3,654
Intuitive Surgical Inc (a)	—	—	3,680	907	3,680	907
Medtronic Inc	59,209	2,114	107,370	3,833	166,579	5,947
St Jude Medical Inc (a)	—	—	33,757	1,150	33,757	1,150
	$ 5,675		$ 7,078			$ 12,753
Medical Laboratory & Testing Service -
0.09%
Laboratory Corp of America Holdings (a)	—	—	10,506	724	10,506	724
Quest Diagnostics Inc	—	—	15,136	846	15,136	846
	$ —		$ 1,570			$ 1,570
Medical Products - 2.41%
Baxter International Inc	—	—	58,469	3,161	58,469	3,161
Becton Dickinson and Co	6,024	412	23,223	1,587	29,247	1,999
CareFusion Corp (a)	69,665	1,558	17,463	391	87,128	1,949
Hospira Inc (a)	—	—	15,627	698	15,627	698
Johnson & Johnson	236,186	13,947	267,340	15,786	503,526	29,733
Stryker Corp	68,766	3,163	27,382	1,260	96,148	4,423
Varian Medical Systems Inc (a)	—	—	12,178	499	12,178	499
Zimmer Holdings Inc (a)	—	—	20,790	1,093	20,790	1,093
	$ 19,080		$ 24,475			$ 43,555
Metal - Aluminum - 0.16%
Alcoa Inc	135,057	1,677	94,523	1,174	229,580	2,851

Metal - Copper - 0.38%
Freeport-McMoRan Copper & Gold Inc	54,858	4,024	39,948	2,931	94,806	6,955

Metal Processors & Fabrication - 0.12%
Commercial Metals Co *	55,126	818	—	—	55,126	818
Precision Castparts Corp	—	—	13,603	1,297	13,603	1,297
	$ 818		$ 1,297			$ 2,115
Motorcycle/Motor Scooter - 0.03%
Harley-Davidson Inc	—	—	22,756	567	22,756	567

Multi-Line Insurance - 0.69%
Allstate Corp/The	—	—	52,035	1,539	52,035	1,539
American International Group Inc (a)	—	—	13,055	439	13,055	439
Assurant Inc	—	—	11,440	342	11,440	342
Cincinnati Financial Corp	—	—	15,777	400	15,777	400
Genworth Financial Inc	—	—	46,682	496	46,682	496
Hartford Financial Services Group Inc	—	—	37,278	914	37,278	914
Loews Corp	—	—	35,286	1,168	35,286	1,168
MetLife Inc	117,916	4,013	79,416	2,702	197,332	6,715
XL Capital Ltd	—	—	33,194	545	33,194	545
	$ 4,013		$ 8,545			$ 12,558
Multimedia - 1.78%
McGraw-Hill Cos Inc/The	—	—	30,539	879	30,539	879
Meredith Corp	—	—	3,533	96	3,533	96
News Corp	310,819	3,581	218,107	2,512	528,926	6,093
Time Warner Inc	330,802	9,964	115,016	3,464	445,818	13,428
Viacom Inc (a)	—	—	58,872	1,624	58,872	1,624

			LargeCap S&P 500	LargeCap S&P 500
	LargeCap Blend	LargeCap Blend	Index Fund Shares	Index Fund Value	Combined Portfolio	Combined Portfolio
COMMON STOCKS (continued)	Fund I Shares Held	Fund I Value (000's)	Held	(000's)	Shares Held	Value (000's)
Multimedia (continued)
Walt Disney Co/The	186,830	$ 5,113	180,298	$ 4,935	367,128	$ 10,048
	$ 18,658		$ 13,510			$ 32,168
Networking Products - 1.55%
Cisco Systems Inc (a)	613,973	14,029	559,539	12,786	1,173,512	26,815
Juniper Networks Inc (a)	—	—	50,854	1,297	50,854	1,297
	$ 14,029		$ 14,083			$ 28,112
Non-Ferrous Metals - 0.00%
Titanium Metals Corp	—	—	8,233	71	8,233	71

Non-Hazardous Waste Disposal - 0.12%
Republic Services Inc	—	—	31,268	810	31,268	810
Waste Management Inc	—	—	47,796	1,428	47,796	1,428
	$ —		$ 2,238			$ 2,238
Office Automation & Equipment - 0.06%
Pitney Bowes Inc	—	—	20,086	492	20,086	492
Xerox Corp	—	—	84,309	634	84,309	634
	$ —		$ 1,126			$ 1,126
Office Supplies & Forms - 0.02%
Avery Dennison Corp	—	—	10,937	390	10,937	390

Oil - Field Services - 1.42%
Baker Hughes Inc	5,263	221	30,061	1,265	35,324	1,486
BJ Services Co	—	—	28,339	544	28,339	544
Exterran Holdings Inc (a) *	57,203	1,169	—	—	57,203	1,169
Halliburton Co	134,517	3,929	87,475	2,555	221,992	6,484
Schlumberger Ltd	132,350	8,232	116,200	7,228	248,550	15,460
Smith International Inc	—	—	21,394	593	21,394	593
	$ 13,551		$ 12,185			$ 25,736
Oil & Gas Drilling - 0.33%
Diamond Offshore Drilling Inc	—	—	6,742	642	6,742	642
ENSCO International Inc	—	—	13,819	633	13,819	633
Nabors Industries Ltd (a)	—	—	27,555	574	27,555	574
Patterson-UTI Energy Inc *	190,752	2,972	—	—	190,752	2,972
Rowan Cos Inc	—	—	11,034	256	11,034	256
Transocean Ltd (a) *	1,414	119	—	—	1,414	119
Unit Corp (a) *	17,610	688	—	—	17,610	688
	$ 3,779		$ 2,105			$ 5,884
Oil Company - Exploration & Production
- 2.78%
Anadarko Petroleum Corp	—	—	47,586	2,899	47,586	2,899
Apache Corp	28,841	2,714	32,571	3,066	61,412	5,780
Cabot Oil & Gas Corp	—	—	10,054	387	10,054	387
Chesapeake Energy Corp	10,578	259	62,246	1,525	72,824	1,784
Cimarex Energy Co *	64,672	2,533	—	—	64,672	2,533
Denbury Resources Inc (a)	—	—	24,198	353	24,198	353
Devon Energy Corp	193,452	12,518	43,053	2,786	236,505	15,304
EOG Resources Inc	—	—	24,440	1,996	24,440	1,996
EQT Corp	—	—	12,699	532	12,699	532
Noble Energy Inc	—	—	16,821	1,104	16,821	1,104
Occidental Petroleum Corp	67,326	5,109	78,653	5,968	145,979	11,077
Pioneer Natural Resources Co	—	—	11,162	459	11,162	459
Questar Corp	—	—	16,902	673	16,902	673
Range Resources Corp	—	—	15,255	764	15,255	764
Southwestern Energy Co (a)	—	—	33,419	1,456	33,419	1,456
St Mary Land & Exploration Co *	13,948	476	—	—	13,948	476
XTO Energy Inc	8,741	363	56,285	2,339	65,026	2,702
	$ 23,972		$ 26,307			$ 50,279
Oil Company - Integrated - 6.97%
Chevron Corp	217,939	16,681	194,554	14,891	412,493	31,572
ConocoPhillips	284,061	14,254	143,856	7,219	427,917	21,473
Exxon Mobil Corp (b)	467,751	33,524	466,207	33,413	933,958	66,937
Hess Corp	20,239	1,108	28,237	1,545	48,476	2,653
Marathon Oil Corp	—	—	68,656	2,195	68,656	2,195
Murphy Oil Corp	—	—	18,511	1,132	18,511	1,132
	$ 65,567		$ 60,395			$ 125,962
Oil Field Machinery & Equipment -
0.17%
Cameron International Corp (a)	—	—	21,328	788	21,328	788
FMC Technologies Inc (a)	—	—	11,879	625	11,879	625
National Oilwell Varco Inc	—	—	40,569	1,663	40,569	1,663
	$ —		$ 3,076			$ 3,076
Oil Refining & Marketing - 0.28%
Sunoco Inc	—	—	11,340	349	11,340	349
Tesoro Corp/Texas	7,758	110	13,538	192	21,296	302
Valero Energy Corp	189,018	3,421	54,593	988	243,611	4,409
	$ 3,531		$ 1,529			$ 5,060
Paper & Related Products - 0.39%
International Paper Co	71,054	1,585	41,982	937	113,036	2,522
MeadWestvaco Corp	—	—	16,600	379	16,600	379

			LargeCap S&P 500	LargeCap S&P 500
	LargeCap Blend	LargeCap Blend	Index Fund Shares	Index Fund Value	Combined Portfolio	Combined Portfolio
COMMON STOCKS (continued)	Fund I Shares Held	Fund I Value (000's)	Held	(000's)	Shares Held	Value (000's)
Paper & Related Products (continued)
Rayonier Inc *	106,716	$ 4,117	—	$ —	106,716	$ 4,117
	$ 5,702		$ 1,316			$ 7,018
Pharmacy Services - 0.48%
Express Scripts Inc (a)	—	—	26,621	2,128	26,621	2,128
Medco Health Solutions Inc (a)	69,394	3,894	45,957	2,579	115,351	6,473
	$ 3,894		$ 4,707			$ 8,601
Photo Equipment & Supplies - 0.01%
Eastman Kodak Co	—	—	26,018	98	26,018	98

Pipelines - 0.16%
El Paso Corp	—	—	68,023	667	68,023	667
Spectra Energy Corp	—	—	62,659	1,198	62,659	1,198
Williams Cos Inc	—	—	56,553	1,066	56,553	1,066
	$ —		$ 2,931			$ 2,931
Printing - Commercial - 0.04%
RR Donnelley & Sons Co	14,429	290	19,916	400	34,345	690

Property & Casualty Insurance - 0.67%
Chubb Corp	31,706	1,539	33,944	1,647	65,650	3,186
Progressive Corp/The	—	—	65,831	1,053	65,831	1,053
Travelers Cos Inc/The	101,674	5,062	55,059	2,742	156,733	7,804
	$ 6,601		$ 5,442			$ 12,043
Publicly Traded Investment Fund -
0.02%
iShares S&P 500 Index Fund/US	—	—	2,716	282	2,716	282

Publishing - Newspapers - 0.02%
Gannett Co Inc	—	—	22,773	224	22,773	224
New York Times Co/The	—	—	11,213	89	11,213	89
	$ —		$ 313			$ 313
Quarrying - 0.03%
Vulcan Materials Co	—	—	12,125	558	12,125	558

Racetracks - 0.02%
Penn National Gaming Inc (a) *	13,500	339	—	—	13,500	339

Real Estate Management & Services -
0.01%
CB Richard Ellis Group Inc (a)	—	—	23,299	241	23,299	241

Regional Banks - 2.60%
Capital One Financial Corp	50,408	1,845	44,136	1,615	94,544	3,460
Comerica Inc	—	—	14,659	407	14,659	407
Fifth Third Bancorp	175,017	1,564	77,153	690	252,170	2,254
Huntington Bancshares Inc/OH	—	—	69,238	264	69,238	264
Keycorp	—	—	85,227	459	85,227	459
PNC Financial Services Group Inc	—	—	44,760	2,190	44,760	2,190
SunTrust Banks Inc	—	—	48,391	925	48,391	925
US Bancorp	257,139	5,971	185,480	4,307	442,619	10,278
Wells Fargo & Co	518,886	14,280	453,190	12,472	972,076	26,752
	$ 23,660		$ 23,329			$ 46,989
REITS - Apartments - 0.28%
Apartment Investment & Management Co	—	—	11,354	140	11,354	140
AvalonBay Communities Inc	40,309	2,772	7,754	533	48,063	3,305
Equity Residential	29,295	846	26,578	768	55,873	1,614
	$ 3,618		$ 1,441			$ 5,059
REITS - Diversified - 0.13%
Liberty Property Trust *	47,942	1,408	—	—	47,942	1,408
Vornado Realty Trust	—	—	15,145	902	15,145	902
	$ 1,408		$ 902			$ 2,310
REITS - Healthcare - 0.13%
HCP Inc	—	—	28,433	841	28,433	841
Health Care REIT Inc	—	—	11,630	516	11,630	516
Nationwide Health Properties Inc *	9,337	301	—	—	9,337	301
Ventas Inc	—	—	15,186	610	15,186	610
	$ 301		$ 1,967			$ 2,268
REITS - Hotels - 0.03%
Host Hotels & Resorts Inc	—	—	58,584	592	58,584	592

REITS - Office Property - 0.04%
Boston Properties Inc	—	—	13,444	817	13,444	817

REITS - Regional Malls - 0.41%
Macerich Co/The *	8,193	244	—	—	8,193	244
Simon Property Group Inc	77,598	5,268	27,461	1,864	105,059	7,132
	$ 5,512		$ 1,864			$ 7,376
REITS - Shopping Centers - 0.06%
Federal Realty Investment Trust *	6,676	394	—	—	6,676	394
Kimco Realty Corp	—	—	36,511	462	36,511	462

			LargeCap S&P 500	LargeCap S&P 500
	LargeCap Blend	LargeCap Blend	Index Fund Shares	Index Fund Value	Combined Portfolio	Combined Portfolio
COMMON STOCKS (continued)	Fund I Shares Held	Fund I Value (000's)	Held	(000's)	Shares Held	Value (000's)
REITS - Shopping Centers (continued)
Regency Centers Corp *	5,478	$ 184	—	$ —	5,478	$ 184
	$ 578		$ 462			$ 1,040
REITS - Storage - 0.17%
Public Storage	28,757	2,117	13,155	968	41,912	3,085

REITS - Warehouse & Industrial - 0.03%
ProLogis	—	—	42,956	487	42,956	487

Retail - Apparel & Shoe - 0.62%
Abercrombie & Fitch Co	—	—	8,532	280	8,532	280
Aeropostale Inc (a) *	33,916	1,273	—	—	33,916	1,273
Gap Inc/The	60,023	1,281	46,711	997	106,734	2,278
Ltd Brands Inc	—	—	25,902	456	25,902	456
Nordstrom Inc	15,268	485	15,981	508	31,249	993
Ross Stores Inc	134,342	5,912	—	—	134,342	5,912
	$ 8,951		$ 2,241			$ 11,192
Retail - Auto Parts - 0.05%
AutoZone Inc (a)	—	—	2,954	400	2,954	400
O'Reilly Automotive Inc (a)	—	—	13,265	494	13,265	494
	$ —		$ 894			$ 894
Retail - Automobile - 0.01%
AutoNation Inc (a)	—	—	9,153	158	9,153	158

Retail - Bedding - 0.05%
Bed Bath & Beyond Inc (a)	—	—	25,406	895	25,406	895

Retail - Building Products - 0.38%
Home Depot Inc	—	—	165,358	4,149	165,358	4,149
Lowe's Cos Inc	—	—	143,337	2,805	143,337	2,805
	$ —		$ 6,954			$ 6,954
Retail - Computer Equipment - 0.02%
GameStop Corp (a)	—	—	15,975	388	15,975	388

Retail - Consumer Electronics - 0.08%
Best Buy Co Inc	—	—	33,120	1,265	33,120	1,265
RadioShack Corp	—	—	12,143	205	12,143	205
	$ —		$ 1,470			$ 1,470
Retail - Discount - 1.92%
Big Lots Inc (a)	85,476	2,141	8,015	201	93,491	2,342
Costco Wholesale Corp	—	—	42,187	2,398	42,187	2,398
Dollar Tree Inc (a) *	76,240	3,441	—	—	76,240	3,441
Family Dollar Stores Inc	37,819	1,070	13,555	384	51,374	1,454
Target Corp	—	—	72,937	3,532	72,937	3,532
Wal-Mart Stores Inc	225,424	11,199	209,523	10,409	434,947	21,608
	$ 17,851		$ 16,924			$ 34,775
Retail - Drug Store - 1.26%
CVS Caremark Corp	222,166	7,843	140,007	4,942	362,173	12,785
Walgreen Co	167,040	6,319	96,270	3,642	263,310	9,961
	$ 14,162		$ 8,584			$ 22,746
Retail - Jewelry - 0.03%
Tiffany & Co	—	—	12,040	473	12,040	473

Retail - Major Department Store - 0.48%
JC Penney Co Inc	—	—	22,881	758	22,881	758
Sears Holdings Corp (a)	—	—	4,841	328	4,841	328
TJX Cos Inc	160,259	5,986	41,118	1,536	201,377	7,522
	$ 5,986		$ 2,622			$ 8,608
Retail - Office Supplies - 0.09%
Office Depot Inc (a)	—	—	26,652	161	26,652	161
Staples Inc	—	—	70,074	1,521	70,074	1,521
	$ —		$ 1,682			$ 1,682
Retail - Pet Food & Supplies - 0.11%
PetSmart Inc *	87,120	2,050	—	—	87,120	2,050

Retail - Regional Department Store -
0.33%
Kohl's Corp (a)	60,904	3,485	29,644	1,696	90,548	5,181
Macy's Inc	—	—	40,795	717	40,795	717
	$ 3,485		$ 2,413			$ 5,898
Retail - Restaurants - 0.65%
Darden Restaurants Inc	—	—	13,527	410	13,527	410
McDonald's Corp	39,644	2,324	105,871	6,205	145,515	8,529
Starbucks Corp (a)	—	—	71,506	1,357	71,506	1,357
Yum! Brands Inc	—	—	45,261	1,492	45,261	1,492
	$ 2,324		$ 9,464			$ 11,788
Rubber - Tires - 0.02%
Goodyear Tire & Rubber Co/The (a)	—	—	23,466	302	23,466	302

			LargeCap S&P 500	LargeCap S&P 500
	LargeCap Blend	LargeCap Blend	Index Fund Shares	Index Fund Value	Combined Portfolio	Combined Portfolio
COMMON STOCKS (continued)	Fund I Shares Held	Fund I Value (000's)	Held	(000's)	Shares Held	Value (000's)
Savings & Loans - Thrifts - 0.14%
Hudson City Bancorp Inc	99,270	$ 1,304	45,757	$ 601	145,027	$ 1,905
People's United Financial Inc	—	—	33,795	542	33,795	542
	$ 1,304		$ 1,143			$ 2,447
Schools - 0.12%
Apollo Group Inc (a)	13,990	799	12,375	707	26,365	1,506
DeVry Inc	—	—	6,006	332	6,006	332
Washington Post Co/The	—	—	602	260	602	260
	$ 799		$ 1,299			$ 2,098
Semiconductor Component - Integrated
Circuits - 0.11%
Analog Devices Inc	5,557	143	28,283	725	33,840	868
Integrated Device Technology Inc (a) *	86,257	507	—	—	86,257	507
Linear Technology Corp	—	—	21,564	558	21,564	558
	$ 650		$ 1,283			$ 1,933
Semiconductor Equipment - 0.14%
Applied Materials Inc	—	—	129,383	1,578	129,383	1,578
KLA-Tencor Corp	—	—	16,556	538	16,556	538
Novellus Systems Inc (a)	—	—	9,467	195	9,467	195
Teradyne Inc (a)	—	—	16,935	142	16,935	142
	$ —		$ 2,453			$ 2,453
Steel - Producers - 0.32%
AK Steel Holding Corp	—	—	10,612	168	10,612	168
Nucor Corp	45,499	1,813	30,526	1,216	76,025	3,029
Reliance Steel & Aluminum Co *	26,871	980	—	—	26,871	980
Schnitzer Steel Industries Inc *	27,582	1,193	—	—	27,582	1,193
United States Steel Corp	—	—	13,904	480	13,904	480
	$ 3,986		$ 1,864			$ 5,850
Steel - Specialty - 0.02%
Allegheny Technologies Inc	—	—	9,514	294	9,514	294

Telecommunication Equipment - 0.09%
Harris Corp	—	—	12,715	531	12,715	531
Tellabs Inc (a)	136,638	823	38,433	231	175,071	1,054
	$ 823		$ 762			$ 1,585
Telecommunication Equipment - Fiber
Optics - 0.16%
Ciena Corp (a)	—	—	8,880	104	8,880	104
Corning Inc	—	—	150,810	2,203	150,810	2,203
JDS Uniphase Corp (a)	83,567	467	21,051	118	104,618	585
	$ 467		$ 2,425			$ 2,892
Telecommunication Services - 0.02%
NeuStar Inc (a) *	17,245	398	—	—	17,245	398

Telephone - Integrated - 2.75%
AT&T Inc	655,099	16,816	572,356	14,692	1,227,455	31,508
CenturyTel Inc	28,050	911	28,837	936	56,887	1,847
Frontier Communications Corp	—	—	30,302	217	30,302	217
Qwest Communications International Inc	—	—	143,813	516	143,813	516
Sprint Nextel Corp (a)	562,075	1,664	278,984	826	841,059	2,490
Verizon Communications Inc	156,518	4,631	275,566	8,154	432,084	12,785
Windstream Corp	—	—	42,365	409	42,365	409
	$ 24,022		$ 25,750			$ 49,772
Television - 0.11%
CBS Corp	99,498	1,171	65,746	774	165,244	1,945

Tobacco - 2.24%
Altria Group Inc	182,018	3,296	200,941	3,639	382,959	6,935
Lorillard Inc	147,792	11,487	16,022	1,245	163,814	12,732
Philip Morris International Inc	236,490	11,200	187,661	8,888	424,151	20,088
Reynolds American Inc	—	—	16,393	795	16,393	795
	$ 25,983		$ 14,567			$ 40,550
Tools - Hand Held - 0.05%
Black & Decker Corp	—	—	5,837	276	5,837	276
Snap-On Inc	—	—	5,599	204	5,599	204
Stanley Works/The	—	—	7,698	348	7,698	348
	$ —		$ 828			$ 828
Toys - 0.05%
Hasbro Inc	—	—	12,214	333	12,214	333
Mattel Inc	—	—	34,920	661	34,920	661
	$ —		$ 994			$ 994
Transport - Rail - 0.44%
Burlington Northern Santa Fe Corp	—	—	25,399	1,913	25,399	1,913
CSX Corp	—	—	38,030	1,604	38,030	1,604
Norfolk Southern Corp	—	—	35,664	1,663	35,664	1,663
Union Pacific Corp	—	—	48,922	2,697	48,922	2,697
	$ —		$ 7,877			$ 7,877
Transport - Services - 1.64%
CH Robinson Worldwide Inc	—	—	16,334	900	16,334	900
Expeditors International of Washington Inc	49,424	1,592	20,579	663	70,003	2,255

			LargeCap S&P 500	LargeCap S&P 500
	LargeCap Blend	LargeCap Blend	Index Fund Shares	Index Fund Value	Combined Portfolio	Combined Portfolio
COMMON STOCKS (continued)	Fund I Shares Held	Fund I Value (000's)	Held	(000's)	Shares Held	Value (000's)
Transport - Services (continued)
FedEx Corp	49,224	$ 3,578	30,299	$2,202	79,523	$ 5,780
Ryder System Inc	—	—	5,428	220	5,428	220
United Parcel Service Inc	285,646	15,334	96,472	5,179	382,118	20,513
	$ 20,504		$ 9,164			$ 29,668
Vitamins & Nutrition Products - 0.01%
Herbalife Ltd *	3,797	128	—	—	3,797	128

Web Portals - 1.41%
Google Inc (a)	20,226	10,843	23,340	12,513	43,566	23,356
Yahoo! Inc (a)	13,812	220	115,721	1,840	129,533	2,060
	$ 11,063		$ 14,353			$ 25,416
Wireless Equipment - 1.11%
American Tower Corp (a)	—	—	38,283	1,410	38,283	1,410
Motorola Inc	127,205	1,090	222,672	1,908	349,877	2,998
Qualcomm Inc	218,912	9,065	161,260	6,678	380,172	15,743
	$ 10,155		$ 9,996			$ 20,151
X-Ray Equipment - 0.00%
Hologic Inc (a) *	6,218	92	—	—	6,218	92

TOTAL COMMON STOCKS	$ 870,946		$ 884,631			$ 1,755,577

	LargeCap Blend		LargeCap S&P 500	LargeCap S&P 500	Combined Portfolio
	Fund I Principal	LargeCap Blend	Index Fund Principal	Index Fund Value	Principal Amount	Combined Portfolio
REPURCHASE AGREEMENTS - 2.91%	Amount (000's)	Fund I Value (000's)	Amount (000's)	(000's)	(000's)	Value (000's)
Diversified Banking Institutions - 2.91%
Investment in Joint Trading Account; Bank $	6,304	$ 6,304	6,862	6,862	$ 13,166	13,166
of America Repurchase Agreement;
0.06% dated 10/30/09 maturing
11/02/09 (collateralized by Sovereign
Agency Issues; $13,430,000; 0.00% -
5.75%; dated 11/02/09 - 07/15/32)
Investment in Joint Trading Account; Credit	6,305	6,305	6,863	6,863	13,168	13,168
Suisse Repurchase Agreement; 0.06%
dated 10/30/09 maturing 11/02/09
(collateralized by US Treasury Notes;
$13,430,000; 1.38% - 2.00%; dated
02/28/10 - 09/15/12)
Investment in Joint Trading Account;	6,304	6,304	6,862	6,862	13,166	13,166
Deutsche Bank Repurchase
Agreement; 0.06% dated 10/30/09
maturing 11/02/09 (collateralized by
Sovereign Agency Issues;
$13,430,000; 1.88% - 3.75%; dated
12/06/10 - 08/24/12)
Investment in Joint Trading Account;	6,304	6,304	6,862	6,862	13,166	13,166
Morgan Stanley Repurchase
Agreement; 0.06% dated 10/30/09
maturing 11/02/09 (collateralized by
Sovereign Agency Issues;
$13,430,000; 0.88% - 4.75%; dated
12/10/10 - 07/01/19)

		$ 25,217		$ 27,449		$ 52,666
TOTAL REPURCHASE AGREEMENTS		$ 25,217		$ 27,449		$ 52,666
Total Investments		$ 896,163		$ 912,080		$ 1,808,243
Other Assets in Excess of Liabilities, Net -
0.01%		$ 1,338		$ (1,184)		$ 154
Pro Forma Adjustment						(105)
TOTAL NET ASSETS - 100.00%		$ 897,501		$ 910,896		$ 1,808,292

(a)	Non-Income Producing Security
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled and $0 and $5,769, respectively or (0.32%) of net assets.
*	Security or a portion of the security will be disposed of in order to meet the investment strategies and/or restrictions of the Acquiring Fund.

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:
	LargeCap Blend	LargeCap S&P 500
	Fund I	Index Fund	Combined Portfolio
Unrealized Appreciation	$ 83,812	$ 132,320	$ 216,132
Unrealized Depreciation	(113,302)	(225,759)	(339,061)
Net Unrealized Appreciation (Depreciation)	$ (29,490)	$ (93,439)	$ (122,929)
Cost for federal income tax purposes	$ 925,653	$ 1,005,519	$ 1,931,172
All dollar amounts are shown in thousands (000's)

	Portfolio Summary (unaudited)
		LargeCap Blend	LargeCap S&P 500
Sector/Country		Fund I	Index Fund	Combined Portfolio
Consumer, Non-cyclical		21.58%	22.51%	22.04%
Financial		15.95%	17.02%	16.49%
Technology		13.51%	12.66%	13.09%
Energy		12.40%	12.20%	12.30%
Communications		11.58%	10.96%	11.27%
Industrial		9.96%	9.82%	9.89%
Consumer, Cyclical		8.69%	8.22%	8.45%
Basic Materials		3.80%	3.21%	3.50%
Utilities		2.38%	3.45%	2.92%
Diversified		0.00%	0.05%	0.02%
Exchange Traded Funds		0.00%	0.03%	0.02%
Other Assets in Excess of Liabilities, Net		0.15%	(0.13)%	0.01%
TOTAL NET ASSETS		100.00%	100.00%	100.00%

Other Assets Summary (unaudited)
			LargeCap Blend	LargeCap S&P 500
Asset Type			Fund I	Index Fund	Combined Portfolio
Futures			2.96%	3.06%	3.01%

LargeCap Blend Fund I Futures Contracts
					Unrealized
Type	Buy/Sell	Contracts	Original Value	Current Market Value	Appreciation/(Depreciation)
S&P 500; December 2009	Buy	103	$ 27,225	$ 26,600	$ (625)
					$ (625)
All dollar amounts are shown in thousands (000's)

LargeCap S&P 500 Index Fund Futures Contracts
					Unrealized
Type	Buy/Sell	Contracts	Original Value	Current Market Value	Appreciation/(Depreciation)
S&P 500; December 2009	Buy	108	$ 28,507	$ 27,891	$ (616)
					$ (616)
All dollar amounts are shown in thousands (000's)

Combined Portfolio Futures Contracts
					Unrealized
Type	Buy/Sell	Contracts	Original Value	Current Market Value	Appreciation/(Depreciation)
S&P 500; December 2009	Buy	211	$55,732	$54,491	$ (1,241)
					$ (1,241)
All dollar amounts are shown in thousands (000's)

Pro Forma Notes to Financial Statements
October 31, 2009
(unaudited)

1. Description of the Funds

LargeCap Blend Fund I and LargeCap S&P 500 Index Fund are series of Principal Funds, Inc. (the “Fund”). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2. Basis of Combination

On March 8, 2010, the Board of Directors of Principal Funds, Inc., LargeCap Blend Fund I approved an Agreement and Plan of Reorganization (the “Reorganization”) whereby, LargeCap S&P 500 Index Fund will acquire all the assets of LargeCap Blend Fund I subject to the liabilities of such fund, in exchange for a number of shares equal to the pro rata net assets of LargeCap S&P 500 Index Fund.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at October 31, 2009. The unaudited pro forma schedules of investments and statements of assets and liabilities reflect the financial position of LargeCap Blend Fund I and LargeCap S&P 500 Index Fund at October 31, 2009. The unaudited pro forma statements of operations reflect the results of operations of LargeCap Blend Fund I and LargeCap S&P 500 Index Fund for the twelve months ended October 31, 2009. The statements have been derived from the Funds’ respective books and records utilized in calculating daily net asset value at the dates indicated above for LargeCap Blend Fund I and LargeCap S&P 500 Index Fund under U.S. generally accepted Funding principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of LargeCap S&P 500 Index Fund for pre-combination periods will not be restated.

LargeCap Blend Fund I will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and legal fees. These expenses and fees are expected to total $104,900. LargeCap Blend Fund I will pay any trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the LargeCap S&P 500 Index Fund and reinvesting the proceeds in securities that would be compatible. The trading costs are estimated to be $397,000 with an approximate gain of $5,427,000 on a U.S. GAAP basis. The estimated per share capital gain would be $0.04.

The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statements of Additional Information.

3. Significant Funding Policies

The preparation of financial statements in conformity with U.S. generally accepted Funding principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4. Security Valuation

LargeCap Blend Fund I and LargeCap S&P 500 Index Fund value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use electronic modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by Principal Management Corporation (the “Manager”) under procedures established and periodically reviewed by the Fund’s Board of Directors.

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Fund’s net asset value are ordinarily not reflected in the Fund’s net asset value. If the Manager reasonably believes events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Fund’s net asset value will materially affect the value of a foreign security, then the security is valued at its fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. Many factors are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices and foreign currencies.

Pro Forma Notes to Financial Statements
October 31, 2009
(unaudited)

4. Security Valuation (Continued)

To the extent each Fund invests in foreign securities listed on foreign exchanges which trade on days on which the Fund does not determine its net asset value, for example weekends and other customary national U.S. holidays, each Fund’s net asset value could be significantly affected on days when shareholders cannot purchase or redeem shares.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund’s Board of Directors as may occasionally be necessary.

Short-term securities purchased with less than 60 days until maturity are valued at amortized cost, which approximates market. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the account.

In September 2006, the Financial Funding Standards Board (FASB) issued Statement of Financial Funding Standards No. 157, “Fair Value Measurements” (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Effective November 1, 2008, the Funds adopted the provisions of FAS 157.

In accordance with FAS 157, fair value is defined as the price that the Funds would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Funds use various valuation approaches, including market, income and/or cost approaches. FAS 157 establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

-- Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

-- Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.) Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

-- Level 3 – Significant unobservable inputs (including the Funds’ assumptions in determining the fair value of investments.) Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Funds in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Funds use prices and inputs that are current as of the measurement date.

Pro Forma Notes to Financial Statements
October 31, 2009
(unaudited)

4. Security Valuation (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of October 31, 2009 in valuing the Funds’ securities carried at value (amounts shown in thousands):

Level 2 - Other
Significant
		Level 1 -	Observable	Level 3 - Significant	Totals
Fund		Quoted Prices	Inputs	Unobservable Inputs	(Level 1,2,3)

LargeCap Common Blend Stock Fund(a) I		$ 870,946	$ —	$ —	$ 870,946
Repurchase Agreements		—	25,217	—	25,217
	Total investments in securities	$ 870,946	$ 25,217	$ —	$ 896,163
Futures(b)		$ (625)	$ —	$ —	$ (625)

LargeCap S&P 500 Index Fund
Common Stock(a)		$ 884,631	$ —	$ —	$ 884,631
Repurchase Agreements		—	27,449	—	27,449
	Total investments in securities	$ 884,631	$ 27,449	$ —	$ 912,080
Futures(b)		$ (616)	$ —	$ —	$ (616)

(a) For additional detail regarding sector classifications, please see the Schedule of Investments.

(b) Futures, foreign currency contracts, written options and swap agreements are valued at the unrealized appreciation/(depreciation) of the instrument.

5. Futures Contracts

The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may enter into futures contracts to hedge against changes in or to gain exposure to, change in the value of equities, interest rates and foreign currencies. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, a fund agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the fund’s cost basis in the contract. There is minimal counterparty credit risk to the Funds because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

6. Repurchase Agreements

The Funds may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Funds’ policy that its custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Funds could experience delays in the realization of the collateral.

Pro Forma Notes to Financial Statements
October 31, 2009
(unaudited)

7. Capital Shares

The pro forma net asset value per share assumes issuance of shares of LargeCap S&P 500 Index Fund that would have been issued at October 31, 2009, in connection with the Reorganization. The number of shares assumed to be issued is equal to the net assets of LargeCap Blend Fund I, as of October 31, 2009, divided by the net asset value per share of the LargeCap S&P 500 Index Fund as of October 31, 2009. The pro forma number of shares outstanding, by class, for the combined fund can be found on the statement of assets and liabilities.

8. Pro Forma Adjustments

The accompanying pro forma financial statements reflect changes in fund shares as if the Reorganization had taken place on October 31, 2009. The expenses of the LargeCap Blend Fund I were adjusted assuming the fee structure of the LargeCap S&P 500 Index Fund was in effect for the twelve months ended October 31, 2009.

9. Distributions

No provision for federal income taxes is considered necessary because each fund is qualified as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.